                                                                     EXHIBIT 2.1

                            STOCK PURCHASE AGREEMENT

                         Dated as of February 13, 1998

                                  by and among

                        Manugistics Nova Scotia Company,
                        a Nova Scotia unlimited company,

                         ProMIRA Software Incorporated,
                         a Nova Scotia limited company,

                        Insight Venture Partners I, L.P.
                        a Delaware limited partnership,

                         Wexford Insight Canada, L.P.,
                        a Delaware limited partnership,

              Arca Investments Inc., Capital d'Amerique CDPQ Inc.,
                   CBC Pension Board of Trustees, Gee & Co.,
                   The Canada Trust Company a/c 058-105800-7,
                        McGill University Pension Fund,
     Royal Trust Corporation of Canada in Trust for Account No. 083166009, Royal Trust Corporation of Canada in Trust for Account No. 029361001,
                   Association de bienfaisance et de retraite des policiers de la Communaute urbaine de Montreal,
                         Ontario Hydro in Trust for the
                                  Pension Fund,
                     Sun Life Assurance Company of Canada,
             The Canada Trust Company Account No. 055-180251-6, and
                            Altacap Investors Inc.,

    Martin Horne, Dan McCarthy, Steve Traplin, Barry Sexton, and Peter Turk,

 Kelly Horne, Ron Horne, Teresa Horne, The Horne Family Trust, Linda McCarthy,
               Laura Traplin, Melissa Sexton, Laurentian Bank of
 Canada ITF Stephen A. Traplin, RBC Dominion Securities ITF Martin Horne, RBC
              Dominion Securities ITF Dan McCarthy, RBC Dominion
Securities ITF Barry Sexton, Lois Turk, Isabel Pedersen, Peter and Lois Turk in
              Trust for Matthew Turk, and Peter and Lois Turk in
                            Trust for Timothy Turk,

 Jose Alamo, Jason Alward, Rodney Anderson, Kathi Armour, Carlo Bossio, Donald
             Burrows, Ingrid Bongartz, Lee Boal, Janet Casselman,
 Miriam Connolly, Todd Dafoe, Cory Desjardins, Robert DiCristina, Dereck Dick,
               Charles Dumouchel, Sara Davey, Colleen Horne, Jan
Huus, Marvin Jensen, Dan Kniska, Robert MacMillan, Brett McAteer, Jean McAteer,
                Bob McCallum, Dusko Misic, Sinisa Removic, Mike
Riley, Gilles Rioux, Jody Royer, Isabelle Saint-Laurent, Joseph Simmons, Daniel
              Sivret, Tim Tanner, Sirpa Tarssanen, Susan Taylor,
 Dominic Thomas, Bert van Galder, Laura Vidalis, Marriam Wahab, Kai Wang, Dana
              Williams, Keith Wright, Harley Young, RBC Dominion
    Securities ITF Brett McAteer and Smith Barney IRA c/f Robert DiCristina,

   Dan Allan, Chris Bathory, Steve Baxter, Bob Carlson, Andy Carlson, Robin
            Clouthier, Gary Davies, Mike Gaudet, Leo Harmon, Derek
Hoffman, Scott Macdonald, Mike Ryan, Tim Tanner, Loren Thompson, Brad Whitmore,
                         Craig Wibby and Hie Jung Yoon

                                      and

        Robert Mee and Christopher Winn, or either of them acting alone, as paying agent

                                       TABLE OF CONTENTS                                  PAGE
                                       -----------------                                  ----
1.      Sale and Purchase of Shares; Acknowledgment and
        Cancellation of Options; Delivery of Certificates................................    2
        1.1        Sale and Purchase of Shares; Acknowledgment
                   of Cancellation of Options ...........................................    2
        1.2        Delivery of Certificatess ............................................    2

2.      Closing; Closing Date                                                                2

3.      Purchase Price ..................................................................    3
        3.1        Purchase Price .......................................................    3
        3.2        Payment of the Purchase Price ........................................    3
        3.3        Appointment and Duties of the Escrow Agent,
                   the Custodian and the Paying Agent....................................    5

4A.     Representations and Warranties of the Company ...................................   17
        4A.1       Organization .........................................................   18
        4A.2       Capitalization .......................................................   18
        4A.3       Share Purchase Rights ................................................   19
        4A.4       Title to the Shares ..................................................   19
        4A.5       Power and Capacity ...................................................   19
        4A.6       Freedom to Contract ..................................................   20
        4A.7       Subsidiary and Affiliates ............................................   22
        4A.8       Charter and Organizational Documents .................................   22
        4A.9       Financial Statements .................................................   22
        4A.10      Absence of Undisclosed Liabilities ...................................   24
        4A.11      Title to Properties ..................................................   25
        4A.12      Real Property ........................................................   25
        4A.13      Machinery and Equipment ..............................................   25
        4A.14      Inventory ............................................................   25
        4A.15      Leases and Licenses ..................................................   25
        4A.16      Patents, Copyrights and Trademarks ...................................   26
        4A.17      Contracts ............................................................   27
        4A.18      Absence of Default ...................................................   29
        4A.19      Insurance ............................................................   30
        4A.20      Third-Party Options ..................................................   30
        4A.21      Distributions, Satisfactions, Obligations ............................   30
        4A.22      Capital Expenditures .................................................   31
        4A.23      Litigation ...........................................................   31
        4A.24      Compliance with Law ..................................................   32
        4A.25      Transactions with Affiliates .........................................   33
        4A.26      Prohibited Payments ..................................................   33
        4A.27      Tax Matters ..........................................................   33
        4A.28      Benefit Plans ........................................................   36
        4A.29      Employees ............................................................   37
        4A.30      Environmental Laws ...................................................   41
        4A.31      Bank Accounts, Letters of Credit and Powers
                   of Attorney ..........................................................   42
        4A.32      No Barter Receivables or Obligations .................................   43
        4A.33      Accounts and Notes Receivable ........................................   43
        4A.34      Accounts Payable, Outstanding Obligations,
                   and Liabilities ......................................................   43

        4A.35      Customers, Suppliers, Licensees and
                   Consulting Agreements.................................................   43
        4A.36      Security Deposits; Claims Against Third
                   Parties  .............................................................   44
        4A.37      Minute Books .........................................................   44
        4A.38      Residence ............................................................   44
        4A.39      Software Matters .....................................................   44
        4A.40      Full Disclosure ......................................................   45
        4A.41      Accuracy and Completeness of Information
                   in Offering Memorandum................................................   45

4B.     Representations and Warranties of the Sellers
        4B.1       Title to the Shares and the Options ..................................   46
        4B.2       Power and Capacity ...................................................   46
        4B.3       Freedom to Contract ..................................................   47
        4B.4       Litigation ...........................................................   47
        4B.5       Residence ............................................................   47
        4B.6       Investment Risks .....................................................   47
        4B.7       Patents, Copyrights and Trademarks....................................   52
        4B.8       Confidentiality Agreements............................................   53
        4B.9       Waiver of Share Purchase Rights.......................................   53
        4B.10      Full Disclosure ......................................................   53

5.      Representations and Warranties of Buyer..........................................   54
        5.1        Organization .........................................................   54
        5.2        Authorization ........................................................   54
        5.3        Freedom to Contract...................................................   54
        5.4        Litigation ...........................................................   54
        5.5        Title to Manugistics Group Shares.....................................   55

6.      Covenants of the Company, the Sellers and the
        Paying Agent                        .............................................   55
        6.1        Conduct of Business Pending Closing ..................................   55
        6.2        Prohibited Actions Pending Closing                                       55
        6.3        Access ...............................................................   57
        6.4        No Shop ..............................................................   57
        6.5        Trade Secrets ........................................................   58
        6.6        Restrictions on Transfer of Manugistics
                   Group Shares .........................................................   61
        6.7        Waiver of Rights .....................................................   66
        6.8        Waiver of Rights to Sue the Company...................................   66
        6.9        Tax Returns for the Company and the
                   Subsidiary ...........................................................   66
        6.10       Tax Returns for Miralta...............................................   66
        6.11       Subordination of Miralta Debentures...................................   67
        6.12       Withholding Tax ......................................................   67
        6.13       Waiver of Rights to Sue the Custodian
                   and/or the Escrow Agent...............................................   70

7.      Conditions Precedent to Buyer's Obligations......................................   71

                                              ii

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
        7.1        Representations and Warranties True as of
                   Closing Date .........................................................   70
        7.2        Compliance with this Agreement........................................   71
        7.3        Sellers' and the Company's Certificates...............................   71
        7.4        Opinion of Counsel ...................................................   71
        7.5        Information Furnished ................................................   71
        7.6        No Damage to Business ................................................   71
        7.7        No Litigation ........................................................   71
        7.8        Notifications and Consents ...........................................   71
        7.9        Resignations .........................................................   72
        7.10       Certificates .........................................................   72
        7.11       Northern Telecom Ltd..................................................   72
        7.12       Due Diligence ........................................................   73
        7.13       Continuance of the Company............................................   73
        7.14       Receipt of Certificates...............................................   73
        7.15       Board of Directors Approval...........................................   73
        7.16       Employees and Consultants.............................................   73
        7.17       Exercise of Share Purchase Rights.....................................   73
        7.18       Escrow Agreement .....................................................   74
        7.19       Custodian Agreement...................................................   74
        7.20       Paying Agent Agreement................................................   74
        7.21       Registration Rights Agreement.........................................   74
        7.22       Tender of Shares; Cancellation of Options.............................   74
        7.23       Form W-9 .............................................................   74
        7.24       Certificates Regarding Miralta Liabilities............................   74
        7.25       Subordination of Debentures...........................................   74

8.      Conditions Precedent to Sellers' and the
        Company's Obligations ...........................................................   75
        8.1        Representations and Warranties True as
                   of Closing Date ......................................................   75
        8.2        Compliance with this Agreement .......................................   75
        8.3        Officers' Certificates ...............................................   75
        8.4        Opinion of Counsel ...................................................   75
        8.5        Secretary's Certificate ..............................................   75
        8.6        No Litigation ........................................................   75
        8.7        Notifications and Consents............................................   75
        8.8        Manugistics Group Options.............................................   76
        8.9        Registration Rights Agreement.........................................   76

9.      Further Assurances...............................................................   76

10.     Indemnification .................................................................   76
        10.1       Exclusive Remedy .....................................................   76
        10.2       Definitions ..........................................................   76
        10.3       Indemnification by the Sellers Collectively ..........................   77
        10.4       Indemnification by a Seller Individually .............................   79
        10.5       Indemnification by Miralta Shareholders ..............................   79
        10.6       Indemnification by Buyer .............................................   80
        10.7       Indemnification by the Paying Agent ..................................   80
        10.8       Indemnification Floor ................................................   80
        10.9       Period of Indemnity...................................................   81
        10.10      Limitation on Indemnification; Recourse

                                              iii

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
                   to Escrow Funds ......................................................   81
        10.11      Procedural Joinder of Sellers.........................................   82
        10.12      Notice to the Indemnitor..............................................   82
        10.13      Rights of Parties to Settle or Defend.................................   82
        10.14      Reimbursement ........................................................   84

11.     Survival of Representations and Warranties.......................................   84

12.     Brokers' and Finders' Fees.......................................................   85
        12.1       Sellers ..............................................................   85
        12.2       Buyer ................................................................   85

13.     Additional Covenants and Acknowledgments ........................................   86
        13.1       Expenses .............................................................   86
        13.2       Press Releases .......................................................   86
        13.3       Confidentiality ......................................................   86
        13.4       Rights to Undeclared Dividends........................................   87
        13.5       Acknowledgment .......................................................   87

14.     Contents of Agreement ...........................................................   87

15.     Assignment and Binding Effect ...................................................   87

16.     Waiver ..........................................................................   88

17.     Termination .....................................................................   88
        17.1       Mutual Consent .......................................................   89
        17.2       By Buyer .............................................................   89
        17.3       By Sellers ...........................................................   89

18.     Notices .........................................................................   89

19.     Governing Law ...................................................................   92

20.     Consent to Jurisdiction and Service..............................................   92

21.     No Benefit to Others ............................................................   92

22.     Section Headings ................................................................   92

23.     Schedules and Exhibits ..........................................................   92

24.     Interpretation ..................................................................   93

25.     Business Day ....................................................................   93

26.     Preparation of Agreement ........................................................   93

27.     Schedules .......................................................................   93

28.     Counterparts ....................................................................   93



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

                            STOCK PURCHASE AGREEMENT


                 THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of this 13th day of February, 1998, by and among MANUGISTICS NOVA SCOTIA COMPANY, a Nova Scotia unlimited company, with registered offices at Suite 800-1959 Upper Water Street, Halifax, Nova Scotia, Canada B3J 2X2 ("Buyer"), PROMIRA SOFTWARE INCORPORATED, a Nova Scotia limited company, with offices at 2650 Queensview Drive, Suite 100, Ottawa, Ontario, Canada K2B 8H6 (the "Company"), INSIGHT VENTURE PARTNERS I, L.P., a Delaware limited partnership ("Insight"), WEXFORD INSIGHT CANADA, L.P., a Delaware limited partnership ("Wexford"), and ARCA INVESTMENTS INC., CAPITAL D'AMeRIQUE CDPQ INC., CBC PENSION BOARD OF TRUSTEES, GEE & CO., THE CANADA TRUST COMPANY A/C 058-105800-7, MCGILL UNIVERSITY PENSION FUND, ROYAL TRUST CORPORATION OF CANADA IN TRUST FOR ACCOUNT NO. 083166009, ROYAL TRUST CORPORATION OF CANADA IN TRUST FOR ACCOUNT NO. 029361001, ASSOCIATION DE BIENFAISANCE ET DE RETRAITE DES POLICIERS DE LA COMMUNAUTe URBAINE DE MONTReAL, ONTARIO HYDRO IN TRUST FOR THE PENSION FUND, SUN LIFE ASSURANCE COMPANY OF CANADA, THE CANADA TRUST COMPANY ACCOUNT NO. 055-180251-6, and ALTACAP INVESTORS INC. (collectively, the "Miralta Shareholders"), and MARTIN HORNE, DAN MCCARTHY, STEVE TRAPLIN, BARRY SEXTON, and PETER TURK (collectively, the "Managing Shareholders"), and KELLY HORNE, RON HORNE, TERESA HORNE, THE HORNE FAMILY TRUST, LINDA MCCARTHY, LAURA TRAPLIN, MELISSA SEXTON, LAURENTIAN BANK OF CANADA ITF STEPHEN A. TRAPLIN, RBC DOMINION SECURITIES ITF MARTIN HORNE, RBC DOMINION SECURITIES ITF DAN MCCARTHY, RBC DOMINION SECURITIES ITF BARRY SEXTON, LOIS TURK, ISABEL PEDERSEN, PETER AND LOIS TURK IN TRUST FOR MATTHEW TURK, AND PETER AND LOIS TURK IN TRUST FOR TIMOTHY TURK (collectively, the "Principal Shareholders"), and JOSE ALAMO, JASON ALWARD, RODNEY ANDERSON, KATHI ARMOUR, CARLO BOSSIO, DONALD BURROWS, INGRID BONGARTZ, LEE BOAL, JANET CASSELMAN, MIRIAM CONNOLLY, TODD DAFOE, CORY DESJARDINS, ROBERT DICRISTINA, DERECK DICK, CHARLES DUMOUCHEL, SARA DAVEY, COLLEEN HORNE, JAN HUUS, MARVIN JENSEN, DAN KNISKA, ROBERT MACMILLAN, BRETT MCATEER, JEAN MCATEER, BOB MCCALLUM, DUSKO MISIC, SINISA REMOVIC, MIKE RILEY, GILLES RIOUX, JODY ROYER, ISABELLE SAINT-LAURENT, JOSEPH SIMMONS, DANIEL SIVRET, TIM TANNER, SIRPA TARSSANEN, SUSAN TAYLOR, DOMINIC THOMAS, BERT VAN GALDER, LAURA VIDALIS, MARRIAM WAHAB, KAI WANG, DANA WILLIAMS, KEITH WRIGHT, HARLEY YOUNG, RBC DOMINION SECURITIES ITF BRETT MCATEER and SMITH BARNEY IRA C/F ROBERT DICRISTINA (collectively the "Employee Shareholders"), and DAN ALLAN, CHRIS BATHORY, STEVE BAXTER, BOB CARLSON, ROBIN CLOUTHIER, ANDY CARLSON, GARY DAVIES, MIKE GAUDET, LEO HARMON, DEREK HOFFMAN, SCOTT MACDONALD, MIKE RYAN, TIM TANNER, LOREN THOMPSON, BRAD WHITMORE, CRAIG WIBBY and HIE JUNG YOON (collectively, the "Option Holders" and, together with Wexford, Insight, the Miralta Shareholders, the Managing Shareholders, the Principal Shareholders, and the Employee Shareholders, individually, a "Seller," and collectively, the

"Sellers"), and ROBERT MEE AND CHRISTOPHER WINN, or either of them acting alone, as paying agent (the "Paying Agent").

                             B A C K G R O U N D:

                 A. The Company is engaged in the research, development and marketing of manufacturing planning simulation software.

                 B. The Sellers (excluding the Option Holders) are the owners of all of the issued and outstanding shares of capital stock of the Company (all of the shares described in this Paragraph B hereinafter collectively, the "Shares") and the Option Holders are the owners of all of the issued and outstanding options for the purchase of shares of the Company (collectively, the "Options"), which Shares and Options are owned by each of the Sellers, as set forth opposite each such Seller's name on Schedule 1 hereto.

                 C. Sellers desire to sell to Buyer, and Buyer desires to purchase from Sellers, the Shares on the terms and conditions hereinafter set forth.

                 NOW, THEREFORE, in consideration of the foregoing background and of the respective promises, representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                 1. SALE AND PURCHASE OF SHARES; ACKNOWLEDGEMENT OF CANCELLATION OF OPTIONS; DELIVERY OF CERTIFICATES.

                          1.1     SALE AND PURCHASE OF SHARES; ACKNOWLEDGEMENT
OF CANCELLATION OF OPTIONS. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined in Section 2 hereof), each Seller will sell, transfer, convey and assign to Buyer, and Buyer will purchase from each Seller, all of the Shares owned by such Seller as set forth opposite such Seller's name on Schedule 1 hereto, and each Seller shall acknowledge the cancellation of all Options owned by such Seller, as set forth opposite such Seller's name on Schedule 1 hereto.

                          1.2     DELIVERY OF CERTIFICATES.  At the Closing (as
defined in Section 2 hereof), each of the Sellers shall deliver to the Paying Agent certificates representing all of the Shares owned by such Seller (collectively, the "Certificates"), each Certificate duly endorsed in blank or with stock powers annexed thereto duly executed in blank by the Sellers, in proper form for transfer of the Shares to the Buyer upon delivery. Upon receipt of the Certificates, Paying Agent shall deliver same to Buyer.

                 2. CLOSING; CLOSING DATE. The closing hereunder (the "Closing") shall take place at 5:00 p.m. at the offices of Dilworth Paxson LLP, 3200 Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania 19103, on the date hereof, or as soon as practicable after all conditions to the respective obligations of the parties have been satisfied or waived, or on such other date as the parties may mutually agree (the "Closing Date").

           3.       PURCHASE PRICE.

                    3.1 PURCHASE PRICE. As consideration for the purchase and sale of the Shares and the cancellation of the Options as provided herein, Buyer shall pay the purchase price (the "Purchase Price") which shall consist of:

                            (a)    cash in the amount of Seven Million Six
Hundred Thirty-three Thousand Three Hundred Thirty Dollars (Cdn. $7,633,330.00) (the "Cash Purchase Price"); and

                            (b)    1,550,000 shares of the common stock of
Manugistics Group, Inc., a Delaware corporation ("Manugistics Group"), $.002 par value per share (collectively, the "Manugistics Group Shares"). The parties acknowledge that the number of Manugistics Group Shares which may actually be received by the Sellers may be reduced as a result of payment of claims for indemnification from the One Year Escrow Fund and/or the Two Year Escrow Fund pursuant to the terms of Section 3.3(a) hereof.

                    3.2 PAYMENT OF THE PURCHASE PRICE. The Purchase Price shall be payable at the Closing, as follows:

                            (a)    Cash Purchase Price.  Buyer shall pay the
Cash Purchase Price to the Paying Agent to be allocated by the Paying Agent among Insight, Wexford and those Miralta Shareholders owning preferred shares of the capital stock of the Company on the Closing Date, as specified on
Schedule 1 hereto (collectively, the "Preferred Shareholders"), in the manner provided in Column No. 1 on EXHIBIT I hereto, as follows: Cdn. $1.00 per Class B Preferred Share of the Company; Cdn. $2.00 per Class C Preferred Share of the Company; and Cdn. $10.00 per Class D-Series 1 Preferred Share of the Company. The Cash Purchase Price shall be payable by wire transfer to a single bank account maintained by the Paying Agent at Canadian Imperial Bank of Commerce and designated by the Paying Agent at least five (5) days prior to the Closing Date. Immediately upon receipt of the Cash Purchase Price by the Paying Agent, Buyer shall have no further liability to the Paying Agent or any of the Sellers with respect to payment of the Cash Purchase Price.

                            (b)    Manugistics Group Shares.

                                   (i)    The Manugistics Group Shares shall be
allocated among the Sellers in the manner provided in Column Nos. 2, 3 and 4 on
EXHIBIT I hereto.

                                   (ii)   At the Closing, Buyer shall, by
written instructions, substantially in the form attached hereto as EXHIBIT II, direct Boston EquiServe Limited Partnership (the "Transfer Agent") to register the Manugistics Group Shares as follows:

                                    (A)  Manugistics Group Shares to the
Paying Agent at the Closing.

                                        (1) 746,868 shares of the Manugistics
Group Shares (the "Group A Distributable Shares") in the name of the Paying Agent, which Group A Distributable Shares shall be allocated among the Sellers in the manner provided in Column No. 6 on EXHIBIT I hereto;.

                                        (2) 5,439 shares of the Manugistics
Group Shares (the "Group B Distributable Shares") in the name of the Paying Agent, which Group B Distributable Shares shall be allocated among the Sellers in the manner provided in Column No. 7 on EXHIBIT I hereto.

                                        (3) 3,144 shares of the Manugistics
Group Shares (the "Group C Distributable Shares") in the name of the Paying Agent, which Group C Distributable Shares shall be allocated among the Sellers in the manner provided in Column No. 8 on EXHIBIT I hereto.

                                    (B)  Manugistics Group Shares to the
Custodian at the Closing.

                                        (1) 432,065 shares of the Manugistics
Group Shares (the "Group 1 Custodian Shares") in the name of the Custodian (as defined in Section 3.3(b)(i) hereof), which Group 1 Custodian Shares shall be allocated among the Sellers in the manner provided in Column No. 9 on EXHIBIT I hereto.

                                        (2) 16,047 shares of the Manugistics
Group Shares (the "Group 2 Forfeitable Custodian Shares") in the name of the Custodian, which Group 2 Forfeitable Custodian Shares shall be allocated among the Sellers in the manner provided in Column No. 10 on EXHIBIT I hereto (such Sellers hereinafter referred to individually, a "Group 2 Employee" and collectively, the "Group 2 Employees").

                                        (3) 36,440 shares of the Manugistics
Group Shares (the "Group 3 Forfeitable Custodian Shares") in the name of the Custodian, which Group 3 Forfeitable Custodian Shares shall be allocated among the Sellers in the manner provided in Column No. 11 on EXHIBIT I hereto.


                                    (C)  Manugistics Group Shares to the
Escrow Agent at the Closing.

                                        (1) 155,003 shares of the Manugistics
Group Shares (the "One Year Escrow Shares") in the name of the Escrow Agent (as defined in Section 3.3(a)(i) hereof), which One Year Escrow Shares shall be allocated among the Sellers in the manner provided in Column No. 12 on EXHIBIT I hereto.

                                        (2) 154,994 shares of the Manugistics
Group Shares (the "Two Year Escrow Shares") in the name of the Escrow Agent, which Two Year Escrow Shares shall be allocated among the Sellers in the manner provided in Column No. 14 on EXHIBIT I hereto.

Immediately upon ascertaining that the Transfer Agent has complied with its written instructions to register the Group A Distributable Shares, the Group B Distributable Shares and the Group C Distributable Shares in the name of the Paying Agent, the Group 1 Custodian Shares, the Group 2 Forfeitable Custodian Shares and the Group 3 Forfeitable Custodian Shares in the name of the Custodian, and the One Year Escrow Shares and the Two Year Escrow Shares in the name of the Escrow Agent, as aforesaid, and its providing written notice of such compliance to the Paying Agent (with respect to the Group A Distributable Shares, the Group B Distributable Shares and the Group C Distributable Shares), the Custodian (with respect to the Group 1 Custodian Shares, the Group 2 Forfeitable Custodian Shares and the Group 3 Forfeitable Custodian Shares) and the Escrow Agent (with respect to the One Year Escrow Shares and the Two Year Escrow Shares), Buyer shall have no further liability to the Paying Agent or any of the Sellers with respect to the delivery of Manugistics Group Shares.

                            (iii)    Following the Closing, the Manugistics
Group Shares will be registered with the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") pursuant to the terms of a Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT III (the "Registration Rights Agreement"), which registration shall be effected in accordance with the time schedule set forth in the Registration Rights Agreement.

              3.3     APPOINTMENT AND DUTIES OF THE ESCROW AGENT,
THE CUSTODIAN AND THE PAYING AGENT.

                      (a)    Appointment and Duties of Escrow Agent.

                             (i)   At the Closing, Buyer and the Paying Agent
shall enter into an escrow agreement substantially in the form attached hereto as EXHIBIT IV (the "Escrow Agreement"), pursuant to which Buyer shall appoint State Street Bank and Trust Company (the "Escrow Agent") for the purposes set forth in this Section 3.3(a).

                                    (ii)   (A)   The Escrow Agent shall hold
the One Year Escrow Shares, together with all cash and non-cash dividends and other amounts payable after the Closing Date with respect to such One Year Escrow Shares and all interest accrued thereon (collectively the "One Year Escrow Fund"), in escrow, in accordance with the terms of the Escrow Agreement. The Escrow Agent shall hold the One Year Escrow Fund to secure any and all claims for indemnification brought by Buyer and/or any of its affiliates and their respective officers, directors, agents and employees pursuant to Sections 10.3, 10.4, 10.5 and 10.7 hereof; provided, however, that Buyer, its affiliates and their respective officers, directors, agents and employees shall not make any claims against the One Year Escrow Fund until the Losses (as defined in Section 10.2(a) hereof) incurred by Buyer and/or its affiliates, either individually or in the aggregate, exceed Two Hundred Fifty Thousand Dollars (US $250,000.00) (the "Indemnification Floor"), whereupon any claim for indemnification in excess of the Indemnification Floor may be brought at the discretion of Buyer and/or its affiliates and their respective officers, directors, agents and employees. In addition, the Escrow Agent shall hold the One Year Escrow Fund as security for the indemnity claims of Buyer and or its affiliates for all costs and expenses incurred by the Company payable before or after the Closing Date in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby, which costs and expenses (the "Excess Expenses") exceed the Expense Fund (as defined in Section
13.1 hereof); it being acknowledged and understood that the rights of Buyer and/or its affiliates and their respective officers, directors, agents and employees to indemnity for the Excess Expenses shall not be subject to the Indemnification Floor.

                                           (B)   Subject to the terms of the
Escrow Agreement, upon the first anniversary of the Closing Date, the Escrow Agent shall, by written instructions, as provided in the Escrow Agreement, direct the Transfer Agent to register in the name of the Paying Agent,the balance of the One Year Escrow Shares, if any, held in the name of the Escrow Agent at the expiration of the One Year Escrow Fund after payment of claims to Buyer and maintenance of reserves as provided in the Escrow Agreement, and shall disburse all cash dividends and other amounts paid after the Closing Date with respect to the One Year Escrow Shares and all interest accrued thereon (such One Year Escrow Shares, cash dividends and other amounts referred to herein collectively as the "Distributable One Year Escrow Balance") to the Paying Agent for disbursement to the Sellers in the manner provided in Column No. 13 on EXHIBIT I hereto; it being acknowledged and understood, however, that to the extent that claims paid to the Buyer from the One Year Escrow Fund arise from the breach or non-fulfillment of the respective obligations of only some but not all of those Sellers whose shares comprise the One Year Escrow Fund, the Paying Agent shall make corresponding adjustments to the percentages of the Distributable

One Year Escrow Balance reflected in Column No. 13 on EXHIBIT I hereto.

                                    (iii)    (A)   The Escrow Agent shall hold
the Two Year Escrow Shares, together with all cash and non-cash dividends and other amounts payable after the Closing Date with respect to such Two Year Escrow Shares and all interest accrued thereon (collectively the "Two Year Escrow Fund" and, together with the One Year Escrow Fund collectively, the "Escrow Funds"), in escrow, in a separate account from the One Year Escrow Fund, in accordance with the terms of the Escrow Agreement. The Escrow Agent shall hold the Two Year Escrow Fund to secure claims for indemnification brought by Buyer and/or any of its affiliates and their respective officers, directors, agents and employees against any and all of the Sellers for the breach or non-fulfillment of any representation, warranty or covenant of the Company and/or the Sellers contained in Sections 4A.16, 4A.27, 4A.29(h), 4A.30, 4A.39(b), 4B.8, 6.5, 6.6 and 6.12 of this Agreement, for any act or omission of the Paying Agent arising under this Agreement, the Escrow Agreement, the Custodian Agreement, the Paying Agent Agreement and/or the Registration Rights Agreement (collectively, the "Transaction Agreements"), for any and all claims against the Miralta Shareholders with respect to Miralta under Section 4A.27 hereof and against the Miralta Shareholders under Section 6.11 hereof, and for any and all claims against any of the Sellers for withholding tax obligations of Buyer or its affiliates and their respective officers, directors, agents and employees under Section 116 of the Income Tax Act (Canada), or otherwise, including, without limitation, state, local, FICA and medicare tax and withholding obligations. Notwithstanding anything contained in this Section 3.3(a)(iii) to the contrary, to the extent that the One Year Escrow Shares and any other amounts in the One Year Escrow Fund are insufficient to meet any of the claims which are not otherwise covered by the Two Year Escrow Fund pursuant to this Section 3.3(a)(iii), namely claims against the Sellers arising during the first year following the Closing Date for the breach or non-fulfillment of any representation, warranty or covenant pursuant to Sections 4B.1, 4B.2, 4B.3, 4B.4, 4B.5, 4B.6, 4B.7, 4B.9 and/or 4B.10 hereof by reason of claims or payments made pursuant to Section 10.3 hereof, Buyer and its affiliates and their respective officers, directors, agents and employees may seek recourse against the Two Year Escrow Fund for such claims to the extent of any deficiency in the One Year Escrow Fund as a result of any claims or payments having been made pursuant to Section 10.3 hereof.

                                             (B)   Subject to the terms of the
Escrow Agreement, the Escrow Agent shall, by written instructions, as provided in the Escrow Agreement, direct the Transfer Agent to register in the name of the Paying Agent the balance of the Two Year Escrow Shares, if any, held in the name of the Escrow Agent at the expiration of the Two Year Escrow Fund after payment of claims to Buyer and maintenance of reserves as provided in the Escrow Agreement, and shall disburse all cash dividends and other amounts paid after the Closing Date with respect to the Two Year Escrow Shares and all interest accrued thereon (such Two Year Escrow Shares, cash dividends and other amounts referred to herein collectively as the "Distributable Two Year Escrow Balance") to the Paying Agent for disbursement to the Sellers in the manner provided in Column No. 15 on EXHIBIT I hereto; it being acknowledged and understood, however, that to the extent that claims paid to the Buyer from the Two Year Escrow Fund arise from the breach or non-fulfillment of the respective obligations of only some but not all of those Sellers whose shares comprise the Two Year Escrow Fund, the Paying Agent shall make corresponding adjustments to the percentages of the Distributable Two Year Escrow Balance reflected in Column No. 15 on EXHIBIT I hereto.

                       (b)   Appointment and Duties of the Custodian.


                             (i)    At the Closing, Buyer and the Paying Agent
shall enter into a custodian agreement substantially in the form attached hereto as EXHIBIT V (the "Custodian Agreement"), pursuant to which Buyer, with the consent of the Paying Agent, shall appoint State Street Bank and Trust Company (the "Custodian") as custodian hereunder for the purposes set forth in this Section 3.3(b).

                             (ii)   The Custodian shall hold the Group 1
Custodian Shares in accordance with the terms of the Custodian Agreement following the registration thereof in the name of the Custodian. Subject to the terms of the Custodian Agreement, the Custodian shall, by written instructions, as provided in the Custodian Agreement, direct the Transfer Agent to register twenty-five percent (25%) of the Group 1 Custodian Shares in the name of the Paying Agent for disbursement to the Sellers in the manner provided in Column No. 9 on EXHIBIT I hereto, on each of the following dates (each, a "Disbursement Date"):

                                        (A)    within three (3) business
days after the date that is ninety (90) days after the first anniversary of the Closing Date; and

                                        (B)    within three (3) business
days after the date that is one hundred-eighty (180) days after the first anniversary of the Closing Date; and

                                        (C)    within three (3) business
days after the date that is two hundred-seventy (270) days after the first anniversary of the Closing Date; and

                                        (D)    within three (3) business
days after the date that is three hundred-sixty (360) days after the first anniversary of the Closing Date.

                             (iii)  The Custodian shall hold the Group 2
Forfeitable Custodian Shares in accordance with the terms of the Custodian Agreement following the registration thereof in the name of the Custodian. Subject to the terms of the Custodian Agreement and, except as otherwise provided in this Section 3.3(b)(iii), the Custodian shall, by written instructions, as provided in the Custodian Agreement, direct the Transfer Agent to register the Group 2 Forfeitable Custodian Shares in the name of the Paying Agent for disbursement to the Group 2 Employees in the manner provided in Column No. 10 on EXHIBIT I hereto and in accordance with the same disbursement schedule applicable to the Group 1 Custodian Shares set forth in Section 3.3(b)(ii) hereof.

                                     (A) Notwithstanding anything to the
contrary contained in this Section 3.3(b)(iii), in the event the employment with the Company of any Group 2 Employee entitled to Group 2 Forfeitable Custodian Shares shall be terminated either by the Company "for cause" or by such Group 2 Employee upon the resignation of such Group 2 Employee (an "Employment Termination"), in either case at any time after the Closing Date but with an effective date before a Disbursement Date (as defined in Section 3.3(b)(ii) hereof), such Group 2 Employee shall forfeit any and all right, title and interest in and to any and all remaining undisbursed Group 2 Forfeitable Custodian Shares as of the effective date of such Employment Termination. Upon receipt of written notice from Buyer that the employment with the Company of any Group 2 Employee entitled to any of the Group 2 Forfeitable Custodian Shares shall have been subject of an Employment Termination, as aforesaid, the Custodian shall, by written instructions, as provided in the Custodian Agreement, direct the Transfer Agent to register in the name of Buyer or its designee the Group 2 Forfeitable Custodian Shares otherwise distributable to the Paying Agent for such Group 2 Employee, as provided in Column No. 10 in EXHIBIT I hereto, and shall provide a copy of such instructions to the Paying Agent. For purposes of this Agreement, a Group 2 Employee's employment by the Company shall be deemed to have been terminated "for cause" if such termination is predicated upon the gross misconduct by such Group 2 Employee or for the breach by such Group 2 Employee of any of the terms of any agreement between such Group 2 Employee and the Company with respect to such Group 2 Employee's employment with the Company, which breach is detrimental to the business of the Company including, without limitation, any of the following:

                                        (1)  such Group 2 Employee's
intentional disclosure of trade secrets or other confidential information of the Company or any breach of such Group 2 Employee's obligations pursuant to
Section 6.5(a) hereof;

                                        (2)  such Group 2 Employee's commission
of any act of fraud or theft with respect to the affairs of the Company;

                                        (3)  the making by such Group 2
Employee of any material misrepresentation to the Company or the commission by such Group 2 Employee of any willful act inconsistent with and detrimental to the interests of the Company; and/or

                                        (4)  the conviction by such Group 2
Employee of any felony or indictable offense (other than impaired driving).

Nothing herein shall preclude any Group 2 Employee from disputing an Employment Termination. Further, an Employment Termination of any individual Group 2 Employee shall be deemed to also constitute an Employment Termination with respect to any Group 2 Employee which is a trust fund or other investment account for the benefit of such individual Group 2 Employee.

                                        (B)         Notwithstanding anything to
the contrary contained in this Section 3.3(b)(iii), Buyer may at any time, at its sole discretion, by written notice, direct the Custodian to accelerate the disbursement schedule of any or all of the Group 2 Forfeitable Custodian Shares. Within three (3) business days after receipt of such written notice, the Custodian shall, by written instructions, as provided in the Custodian Agreement, direct the Transfer Agent to register in the name of the Paying Agent the number of Group 2 Forfeitable Custodian Shares which are subject of such written notice, and shall provide a copy of such instructions to the Paying Agent.

                               (iv)     The Custodian shall hold the Group 3
Forfeitable Custodian Shares in accordance with the terms of the Custodian Agreement following the registration thereof in the name of the Custodian. Subject to the terms of the Custodian Agreement, the Custodian shall, by written instructions, as provided in the Custodian Agreement, direct the Transfer Agent, unless the Custodian has been otherwise instructed by Buyer in accordance with the terms of this Section 3.3(b)(iv), to register the Group 3 Forfeitable Custodian Shares in the name of the Paying Agent for disbursement to the Sellers in the manner provided in Column No. 11 on EXHIBIT I hereto, within three (3) business days after the first anniversary of the Closing Date. Notwithstanding the foregoing, in the event the employment of any employee to the Company or engagement by the Company of any consultant to the Company who, as a Seller, is entitled to Group 3 Forfeitable Custodian Shares shall have been subject of an Employment Termination at any time after the Closing Date but with an effective date before the first anniversary of the Closing Date, such Seller shall forfeit any and all right, title and interest in and to any and all of the Group 3 Forfeitable Custodian Shares. Within three (3) business days after receipt of written notice from Buyer that any Seller entitled to any of the Group 3 Forfeitable Custodian Shares shall have been subject of an Employment Termination, as aforesaid, the Custodian shall, by written instructions, as provided in the Custodian Agreement, direct the Transfer Agent to register in the name of Buyer or its designee the Group 3 Forfeitable Custodian Shares otherwise distributable to the Paying Agent for such Seller, as provided in Column No. 11 on EXHIBIT I hereto, and shall provide a copy of such notice to the Paying Agent. Nothing herein shall preclude any Seller entitled to any of the Group 3 Forfeitable Custodian Shares from disputing an Employment Termination.

                                        (v)      Notwithstanding anything to
the contrary contained in this Section 3.3(b), with respect to each of the Group 2 Employees entitled to Group 2 Forfeitable Custodian Shares and each of the Sellers entitled to Group 3 Forfeitable Custodian Shares residing in the United States, as identified in Column No. 16 on EXHIBIT I hereto (individually, a "US Seller" and collectively, the "US Sellers"), Buyer may, upon receipt of the written request of any US Seller entitled to any of the Group 2 Forfeitable Custodian Shares or Group 3 Forfeitable Custodian Shares, at Buyer's sole discretion, direct the Custodian to accelerate the disbursement schedule of any or all of the Group 2 Forfeitable Custodian Shares allocated to such US Seller, as set forth in Column No. 10 on EXHIBIT I hereto, or Group 3 Forfeitable Custodian Shares allocated to such US Seller, as set forth in Column No. 11 on EXHIBIT I hereto, to the Paying Agent for disbursement to such US Seller; provided, however, such written request shall include a certification by such US Seller that the accelerated disbursement of those Group 2 Forfeitable Custodian Shares or Group 3 Forfeitable Custodian Shares subject of such notice is necessary in order to enable such US Seller to satisfy his, her or its liability for all United States federal income taxes owing by such US Seller and arising solely by virtue of the issuance of the Manugistics Group Shares allocated to such US Seller pursuant to this Agreement, which certification shall include the calculation of such United States federal income taxes. Within three (3) business days after receipt of such written notice from Buyer to do so, the Custodian shall, by written instructions, as provided in the Custodian Agreement, direct the Transfer Agent to register in the name of the Paying Agent the number of Group 2 Forfeitable Custodian Shares or Group 3 Forfeitable Custodian Shares which are subject of such written request from Buyer, and shall provide a copy of such instructions to the Paying Agent.

                                        (vi)     Notwithstanding anything to
the contrary contained in this Section 3.3(b), Buyer may, at its sole discretion, direct the Custodian to accelerate the disbursement schedule of any or all of the Group 2 Forfeitable Custodian Shares or Group 3 Forfeitable Custodian Shares allocated to any US Seller for the benefit of Buyer and/or its affiliates in order to satisfy (1) the withholding tax obligations of Buyer and/or its affiliates with respect to such US Seller under Section 116 of the Income Tax Act (Canada), as provided in Section 6.12(f) of this Agreement; and
(2) all state, local, FICA and medicare tax and withholding obligations of Buyer and/or its affiliates with respect to any US Seller arising in connection with the disbursement of any Manugistics Group Shares to the Paying Agent for the benefit of such US Seller. Within three (3) business days after receipt of such written notice from Buyer to do so, the Custodian shall, by written instructions, as provided in the Custodian Agreement, direct the Transfer Agent to register in the name of the Paying Agent the number of Group 2 Forfeitable Custodian Shares or Group 3 Forfeitable Custodian Shares which are subject of such written request from Buyer, and shall provide a copy of such instructions to the Paying Agent; whereupon, within ten (10) business days after receipt of such written instructions from the Custodian, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register in the name of Buyer and/or its affiliates such Group 2 Forfeitable Custodian Shares or such Group 3 Forfeitable Custodian Shares.

                                        (vii)    In the event Buyer directs the
Custodian to accelerate the disbursement schedule of all of the Group 2 Forfeitable Custodian Shares or Group 3 Forfeitable Custodian Shares allocated to any US Seller, as provided in Section 3(b)(vi) hereof and in the event the aggregate of such Group 2 Forfeitable Custodian Shares or Group 3 Forfeitable Custodian Shares and all Manugistics Group Shares to be registered in the name of the Paying Agent at the Closing for disbursement to such US Seller are insufficient to satisfy (x) all state, local, FICA and medicare tax and withholding obligations of Buyer and/or its affiliates with respect to such US Seller, and/or (y) the Escrowed Share Amount (as defined in Section 6.12(b) hereof) and the Escrowed Cushion (as defined in Section 6.12(b) hereof), as provided in Section 6.12 hereof, Buyer and/or its affiliates shall be entitled to indemnification from such US Seller pursuant to Section 10.4 hereof.

                                  (c)   Appointment and Duties of the
Paying Agent.
                                        (i)      At the Closing, the Sellers
and the Paying Agent shall enter into a paying agent agreement in the form attached hereto as EXHIBIT VI (the "Paying Agent Agreement"), pursuant to which Sellers shall appoint, and Sellers do hereby appoint, Robert Mee and Christopher Winn, or either of them acting alone (the "Paying Agent"), to act as their agent and attorney-in-fact and representative under the Transaction Agreements with full power and authority to act in the name, place and stead and for and on behalf of each Seller, to receive on behalf of each Seller service of process in any suit, action or other legal proceeding arising out of or relating to the Transaction Agreements and the transactions contemplated thereby, and for the purposes set forth therein, and Paying Agent does hereby accept such appointment under the terms and conditions set forth therein. Pursuant to this Section 3.3(c), Paying Agent shall have such power, as aforesaid, including, without limitation, the power:

                                        (A)         to receive from each Seller
the Transaction Agreements and other materials sent to each Seller in connection with the Stock Purchase Agreement, to insert signature pages into the Transaction Agreements as provided by each Seller, to insert the date and Closing Date into the Transaction Agreements as determined by the Paying Agent and to make changes to the Transaction Agreements which individually or in the aggregate are not materially adverse to the Sellers and to otherwise take such actions as are necessary to complete the transactions contemplated under this Agreement;

                                        (B)         to take any and all actions
which are necessary for the Paying Agent to effectuate the Paying Agent's obligations under the Transaction Agreements which individually or in the aggregate are not materially adverse to the Sellers including, without limitation, the distribution of Cash Purchase Price and the Manugistics Group Shares to the Sellers hereunder, the delivery of Prospectuses to the Sellers pursuant to the Registration Rights Agreement, and all obligations with respect to transfers to Buyer or its designee of Group 2 Forfeitable Custodian Shares and Group 3 Forfeitable Custodian Shares following an Employment Termination pursuant to Sections 3.3(b)(iii)(A) and 3.3(b)(iv) hereof and/or to Buyer and/or its affiliates for United States withholding taxes for US Sellers and Canadian withholding taxes, as described in Section 6.12 hereof, pursuant to Sections 3.3(b)(v), 3.3(b)(vi) and 3.3(c)(iii) hereof;

                                        (C)         to sell, transfer, or
assign any of the Manugistics Group Shares to be issued to or for the benefit of each Seller as necessary to effectuate the Paying Agent's obligations under the Transaction Agreements which individually or in the aggregate are not materially adverse to the Sellers;

                                        (D)         to execute and deliver any
agreement, certificate, notice, request or other document or instrument as necessary to effectuate the Paying Agent's obligations under the Transaction Agreements;

                                        (E)         to deal with any
Disbursement Notices under the Escrow Agreement and to negotiate and settle any and all disputes arising under the Transaction Agreements including, without limitation, the negotiation, settlement and agreement to the payment of any indemnification claims asserted against the Sellers under any of the Transaction Agreements or on behalf of the Sellers against the Buyer;

                                        (F)         to retain legal counsel in
connection with any and all matters under the Transaction Agreements as necessary to effectuate the Paying Agent's obligations under the Transaction Agreements;

                                     (G)   to do all other things, take any and
all steps and perform all other acts required, contemplated by or deemed advisable, in the sole reasonable judgment of Paying Agent, in connection with the Transaction Agreements as necessary to effectuate the Paying Agent's obligations under the Transaction Agreements which individually or in the aggregate are not materially adverse to the Sellers;

                                     (H)   to retain legal counsel, accountants
and other professionals in connection with any and all matters referred to herein (such counsel and other professionals may, but need not be, the counsel and other professionals for the Company); and

                                     (I)   to exercise such other rights,
powers and authority as are incidental to any of the foregoing.

                            (ii)  Subject to the terms of the Paying Agent
Agreement, the Paying Agent shall:

                                     (A)   distribute the Cash Purchase Price
among the Preferred Shareholders within ten (10) business days after receipt thereof from Buyer in the manner provided in Column No. 1 on EXHIBIT I hereto;

                                     (B)   by written instructions, as
provided in the Paying Agent Agreement, direct the Transfer Agent to register the Manugistics Group Shares in the name of the Sellers, as follows:

                                           (1) within ten (10) business days
after receipt of written notice from Buyer that the Transfer Agent has registered the Group A Distributable Shares in the name of the Paying Agent, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register the Group A Distributable Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 6 on EXHIBIT I hereto;

                                           (2)  within ten (10) business days
after receipt of written notice from Buyer that the Transfer Agent has registered the Group B Distributable Shares in the name of the Paying Agent, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register the Group B Distributable Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 7 on EXHIBIT I hereto;

                                           (3)  within ten (10) business days
after receipt of written notice from Buyer that the Transfer Agent has registered the Group C Distributable Shares in the name of the Paying Agent, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register the Group C Distributable Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 8 on EXHIBIT I hereto;

                                        (4)  within ten (10) business days
after receipt of written notice from the Custodian on each occasion that the Transfer Agent has registered any of the Group 1 Custodian Shares in the name of the Paying Agent, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register such of the Group 1 Custodian Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 9 on EXHIBIT I hereto;

                                        (5)   within ten (10) business days
after receipt of written notice from the Custodian on each occasion that the Transfer Agent has registered any of the Group 2 Forfeitable Custodian Shares in the name of the Paying Agent, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register such of the Group 2 Forfeitable Custodian Shares in the name of the Group 2 Employees in the manner provided in Column No. 10 on EXHIBIT I hereto, other than those of the Group 2 Forfeitable Custodian Shares which the Custodian has directed the Transfer Agent to register in the name of Buyer or its designee with respect to any Group 2 Employee entitled to any such Group 2 Forfeitable Custodian Shares who shall have been subject of an Employment Termination as provided in Section 3.3(b)(iii)(A) hereof, and other than those of the Group 2 Forfeitable Custodian Shares which the Custodian has directed the Transfer Agent to register in the name of the Paying Agent for disbursement to any US Seller for United States federal income pursuant to Section 3.3(b)(v) hereof and/or for disbursement to Buyer and/or its affiliates for United States withholding taxes pursuant to Section 3.3(b)(vi) and 3.3(c)(iii) hereof and/or for Canadian withholding taxes, as described in Section 6.12 hereof, pursuant to Section 3.3(b)(vi) hereof;

                                        (6)  within ten (10) business days
after receipt of written notice from the Custodian that the Transfer Agent has registered any of the Group 3 Forfeitable Custodian Shares in the name of the Paying Agent, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register the Group 3 Forfeitable Custodian Shares in the name of those of the Sellers entitled thereto in the manner provided in Column No. 11 on EXHIBIT I hereto, other than those of the Group 3 Forfeitable Custodian Shares which the Custodian has directed the Transfer Agent to register in the name of Buyer or its designee with respect to any Seller entitled to any such Group 3 Forfeitable Custodian Shares who shall have been subject of an Employment

Termination as provided in Section 3.3(b)(iv) hereof, and other than those of the Group 3 Forfeitable Custodian Shares which the Custodian has directed the Transfer Agent to register in the name of the Paying Agent for disbursement to any US Seller for United States federal income taxes pursuant to Section 3.3(b)(v) hereof and/or for disbursement to Buyer and/or its affiliates for United States withholding taxes pursuant to Sections 3.3(b)(vi) and 3.3(c)(iii) hereof and/or for Canadian withholding taxes, as described in Section 6.12 hereof, pursuant to Section 3.3(b)(vi) hereof;

                                        (7)  within ten (10) business days
after receipt of written notice from the Escrow Agent that the Transfer Agent has registered all Manugistics Group Shares included in the Distributable One Year Escrow Balance in the name of the Paying Agent, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register all Manugistics Group Shares and other amounts, if any, included in the Distributable One Year Escrow Balance in the name of the Sellers in the manner provided in Column No. 13 on EXHIBIT I hereto, except for such adjustments as provided for in Section 3.3(a)(ii)(B) hereof, and that portion of the One Year Escrow Fund which Escrow Agent has directed the Transfer Agent to register in the name of the Paying Agent for disbursement to Buyer and/or its affiliates for United States withholding taxes pursuant to Sectiona 3.3(b)(vi) and 3.3(c)(iii) hereof and/or for Canadian withholding taxes, as described in Section 6.12 of this Agreement, pursuant to Section 3.3(b)(vii) hereof; and

                                        (8)   within ten (10) business days
after receipt of written notice from the Escrow Agent that the Transfer Agent has registered all Manugistics Group Shares included in the Distributable Two Year Escrow Balance in the name of the Paying Agent, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register all Manugistics Group Shares and other amounts, if any, included in the Distributable Two Year Escrow Balance in the name of the Sellers in the manner provided in Column No. 15 on EXHIBIT I hereto, except for such adjustments by Paying Agent as provided for in Section 3.3(a)(iii)(B) hereof, other than and that portion of the Two Year Escrow Fund which Escrow Agent has directed the Transfer Agent to register in the name of the Paying Agent for disbursement to Buyer and/or its affiliates for United States withholding taxes pursuant to Sections 3.3(b)(vi) and 3.3(c)(iii) hereof and/or for Canadian withholding taxes, as described in Section 6.12 of this Agreement, pursuant to Section 3.3(b)(vii) hereof; and

                          (iii)  Notwithstanding anything to the contrary
contained in this Section 3.3(c), on each occasion that the Transfer Agent registers any of the Manugistics Group Shares in the name of the Paying Agent for disbursement to any of the US

Sellers, the Paying Agent shall obtain from Manugistics, Inc. a schedule of all state, local, FICA and medicare tax and withholding obligations of Buyer and/or its affiliates with respect to each US Seller arising in connection with the disbursement of such Manugistics Group Shares (a "Schedule of Withholdings"), and Manugistics, Inc. shall provide a Schedule of Withholdings to the Paying Agent within two (2) business days after receipt of a request therefor, whereupon the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register in the name of Buyer and/or its affiliates a sufficient number of such Manugistics Group Shares allocable to each US Seller, based upon the market value of Manugistics Group's common stock, par value $.002 per share, as established by the Nasdaq Exchange closing price on the Closing Date (with respect to Manugistics Group Shares distributed to the Paying Agent at the Closing) and as of the date of all subsequent distributions to the Paying Agent of Manugistics Group Shares by the Escrow Agent and the Custodian, as the case may be (with respect to such subsequent distributions), rounded up to the next full share, for the satisfaction of all state, local, FICA and medicare tax and withholding obligations of Buyer and/or its affiliates with respect to each US Seller arising in connection with the disbursement of such Manugistics Group Shares, as set forth in such Schedule of Withholdings, whereupon Buyer and/or its affiliates, as applicable, shall make all remittances to the applicable taxing authorities with respect thereto.

                 4A.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.   The
Company represents and warrants to Buyer as follows:

                          4A.1    ORGANIZATION.  The Company is a limited
company duly amalgamated, continued, validly existing and in good standing under the laws of the Province of Nova Scotia, and ProMIRA Software Corporation, a Delaware corporation (the "Subsidiary"), is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Both the Company and the Subsidiary have all requisite corporate power and authority and all necessary licenses and permits to carry on their respective businesses as they have been and are now being conducted and to own, lease and operate the properties used in connection therewith. The Company and the Subsidiary are duly qualified or licensed and in good standing to do business in the jurisdictions set forth on Schedule 4A.1 hereto, which constitute each jurisdiction where the conduct of their respective businesses or the ownership, leasing or operation of their respective properties require such qualification or licensing, except where the failure to be so duly qualified or licensed and in good standing, individually or in the aggregate, would not have an adverse effect on the respective businesses of the Company or the Subsidiary. Except as set forth on Schedule 4A.1 hereto, neither the Company nor the Subsidiary has any corporate predecessors, and neither the Company nor any such corporate predecessors has any previous corporate names or business name registrations.

                          4A.2 CAPITALIZATION.  The Company's entire authorized
capital stock consists of: (i) 100,000,000 Class B Preferred Shares, 1,300,000 of which are presently issued and outstanding; (ii) 100,000,000 Class C Preferred Shares, 1,500,000 of which are presently issued and outstanding;
(iii) 400,000 Class D Preferred Shares - Series 1, 333,333 of which are presently issued and outstanding; (iv) 100,000,000 Non-Voting Common Shares, 264,173 of which are presently issued and outstanding; (v) 100,000,000 Voting Common Shares, 12,257,375 of which are presently issued and outstanding; and
(vi) 476,000 options, all of which will be cancelled upon the Closing in exchange for the Manugistics Group Shares allocated to such Seller as provided in Column No. 5 on EXHIBIT I hereto. All of the Shares have been duly and validly authorized and issued, are fully paid and nonassessable and, except as set forth on Schedule 1 hereto are free of preemptive rights. None of the Shares have been issued in violation of the preemptive rights of any shareholder or option holder of the Company. The Shares were issued in compliance with all applicable federal, provincial, state and foreign securities laws and regulations. The Shares shall constitute one hundred percent (100%) of the issued and outstanding shares of the capital stock of the Company and the Options shall constitute one hundred percent (100%) of the outstanding options for the purchase of shares of the capital stock of the Company on the Closing Date.

                          4A.3 SHARE PURCHASE RIGHTS.  Except as set forth on
Schedule 4A.3 hereto, which Schedule shall include, without limitation, a list of the Option Holders, the form of Option Agreement between the Company and such Option Holder, and the number of Options granted pursuant to such Option Agreement, and the Stock Option Plan dated May 5, 1997 maintained by the Company for the benefit of its employees, there are no existing agreements, subscriptions, options, warrants, calls, commitments, trusts (voting or otherwise), or rights of any kind whatsoever granting to any person or entity any interest in or the right to purchase or otherwise acquire from the Company or the Subsidiary or, to the knowledge of the Company, any other person or entity, including, without limitation, any of the Sellers, any securities so convertible or exchangeable, nor are there any proxies, agreements or understandings with respect to the voting of the capital stock of the Company or the Subsidiary (collectively, "Share Purchase Rights"). All of the Share Purchase Rights, including, without limitation, all of the Options, shall have been terminated, and all rights against the Company and/or the Subsidiary with respect thereto shall have been waived and relinquished as of the Closing Date. Except as set forth on Schedule 4A.3 hereto, there are no proxies, agreements or understandings with respect to the voting of the Shares or the capital stock of the Subsidiary.

                          4A.4    TITLE TO THE SHARES.  Each of the Sellers is
the lawful record owner of, and, to the knowledge of the Company, each of the Sellers has good and marketable title to the number of Shares set forth opposite his name on Schedule 1 hereto. The Shares set forth opposite each Seller's name on Schedule 1 hereto represent all of the Shares of such Seller as of the date hereof. To the knowledge of the Company, the Shares are owned by the Sellers free and clear of any and all liens, claims, charges, pledges, security interests or other encumbrances of any nature, kind or description whatsoever ("Liens"), other than as set forth in that certain Amended and Restated All Shareholders Agreement dated October 4, 1994 among Miralta Capital Inc. ("Miralta"), Monenco AGRA Inc., the Company (f/k/a FastMAN Software Systems Inc.) and specified employees of the Company, and/or that certain Amended and Restated Major Shareholders Agreement dated December 30, 1996 among Miralta, Wexford, Insight and the Company (collectively the "Shareholders Agreements"). The Sellers and the Company hereby terminate, with full waiver, all of their rights under the Shareholders Agreements. To the knowledge of the Company, no order has been given under the Family Law Act (Ontario) or any similar legislation in Ontario or elsewhere nor is there any application pending under the Family Law Act (Ontario) or any similar legislation in Ontario or elsewhere by the spouse of any Seller which would or does affect the Shares or the Options in any manner whatsoever. For purposes of this Section 4A.4, "to the knowledge of the Company" shall mean to the knowledge of Dan McCarthy in his capacity as Secretary and Vice-President Finance and Administration of the Company, without specific inquiry.

                          4A.5    POWER AND CAPACITY.  To the knowledge of the
Company, each of the Sellers has full right, power and capacity to execute, deliver and perform this Agreement, to sell, transfer and deliver the Shares owned by him to Buyer hereunder and to perform all of the other transactions contemplated to be performed by him hereby. The Company has full right, right, power and authority and is duly authorized to execute, deliver and perform its obligations under this Agreement by all necessary corporate action on the part of the Company and to consummate the transactions contemplated hereby. To the knowledge of the Company, each of the Sellers which is a corporation, partnership, trust or other entity has full power and capacity and is duly authorized to execute, deliver and perform this Agreement by all necessary actions on the part of such Seller, and the person signing this Agreement on behalf of such Seller has been duly authorized to do so. This Agreement is a valid and binding obligation of the Company and, to the knowledge of the Company, the Sellers, enforceable against the Company and, to the knowledge of the Company, each of the Sellers in accordance with its terms. At the Closing, to the knowledge of the Company, each of the Sellers will transfer to Buyer good and marketable record and beneficial title to the Shares and, to the knowledge of the Company, at the Closing, the Shares will be free and clear of any and all Liens. For purposes of this Section 4A.5, "to the knowledge of the Company" shall mean to the knowledge of Dan McCarthy in his capacity as Secretary and Vice-President Finance and Administration of the Company, without specific inquiry.

                     4A.6    FREEDOM TO CONTRACT.

                             (a)  The execution and delivery of this
Agreement by the Company and, to the knowledge of the Company, by each of the Sellers does not, and the performance by each of them of their respective obligations hereunder and thereunder will not, (i) violate or conflict with any provision of the Memorandum and Articles of Association of the Company, the Certificate of Incorporation or By-laws of the Subsidiary, or the charter and governing documents applicable to any of the Sellers that is a corporation, partnership or trust, or any amendments thereto or restatements thereof, (ii) subject only to the fulfillment of the requirements to (A) give notice to Investment Review Branch, Industry Canada under the Investment Canada Act (Canada) and (B) give notice to the Director of Investigation and Research, Competition Bureau of Industry Canada and have expire all delays under the Competition Act (Canada) if the assets in Canada or revenues in, from or into Canada of Buyer, the Company and their respective affiliates are in excess of Four Hundred Million Dollars (Cdn. $400,000,000.00) where the aggregate of the assets in Canada or revenues of annual sale in or from Canada from such assets in Canada, is in excess of Thirty-five Million Dollars (Cdn. $35,000,000.00), violate any of the terms, conditions or provisions of any law, rule, regulation, order, writ, injunction, judgment or decree of any court, governmental authority, or regulatory agency, or (iii) except with respect to that certain Lease Agreement dated April 29, 1997 between the Company and Metcalfe Realty Company Limited and with respect to the Company's financing arrangements with Royal Bank of Canada, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, indenture, debenture, security agreement, trust agreement, lien, mortgage, lease, agreement, license, franchise, permit, guaranty, joint venture agreement, or other agreement, instrument or obligation, oral or written, to which the Company, the Subsidiary or, to the knowledge of the Company, any Seller is a party (whether as an original party or as an assignee or successor) or by which any of them or any of their respective properties is bound, or otherwise subject the Company to any penalty or liability or otherwise adversely affect the Company.

                             (b)  Except with respect to (i) a notice to
Investment Review Branch, Industry Canada required under the Investment Canada Act (Canada), and (ii) notice to the Director of Investigation and Research, Competition Bureau of Industry Canada if required under the Competition Act (Canada), no governmental authorization, approval, order, license, permit, franchise or consent, and no registration, declaration or filing with any court, governmental department, commission, authority, board, bureau, agency or other instrumentality is required in connection with the execution, delivery and performance of this Agreement by the Sellers and the Company and the consummation of the transactions contemplated hereby, and no applicable law, statute, rule, regulation, order or code which, because of any characteristic of or criteria applicable to any of the Sellers or the Company, would require Buyer to obtain the consent, approval or permission of, or to give notice to, any court, governmental department, commission, authority, board, bureau, agency or other instrumentality in order for Buyer to execute, deliver and/or perform this Agreement and/or to consummate the transactions contemplated hereby.

                                  (c)       Neither the assets in Canada nor
the gross revenues from sales in, from or into Canada of the Company and any of its affiliates, as determined as of the time, for the period and in the manner referred to in Section 109 of the Competition Act (Canada), exceed Twenty Million Dollars (Cdn. $20,000,000.00).

                                  (d)       Neither the aggregate of the assets
in Canada or revenues of annual sale in or from Canada from the assets of the Company in Canada, as described in Section 4A.6(a) hereof, as determined as of the time, for the period and in the manner referred to in Section 110 of the Competition Act (Canada), exceed Thirty-five Million Dollars (Cdn. $35,000,000.00).

                                  (e)       The provisions of the Land Transfer
Tax Act (Ontario) are inapplicable to the transactions contemplated hereby, and neither Buyer, the Company nor any other person or entity will have any liability under the Land Transfer Tax Act (Ontario) for the payment of tax or otherwise as a result of the execution, delivery and/or performance of this Agreement, or for the consummation of the transactions contemplated hereby.

                                  (f)       In connection with the
Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended (the "HSR Act"), the Company and all entities which the Company controls (as defined under the HSR Act) does not hold assets located in the United States having an aggregate book value of Fifteen Million Dollars (US $15,000,000.00) or more, and has not made aggregate sales in or into the United States of Twenty-five Million Dollars (US $25,000,000.00) or more in its most recent fiscal year.

For purposes of this Section 4A.6, "to the knowledge of the Company" shall mean to the knowledge of Dan McCarthy in his capacity as Secretary and Vice-President Finance and Administration of the Company, without specific inquiry.

                          4A.7    SUBSIDIARY AND AFFILIATES.

                                  (a)       (i) The Subsidiary is the only
corporation of which the Company owns, directly or indirectly, capital stock;
(ii) the Subsidiary does not own, directly or indirectly, capital stock of any corporation; (iii) of the 1,500 authorized common shares of the Subsidiary, the Company owns one hundred (100) common shares, representing all of the issued and outstanding shares of the Subsidiary; and (iv) a complete list of the directors and officers of the Company and the Subsidiary is attached hereto as
Schedule 4A.7. All of the issued and outstanding shares of the Subsidiary have been duly and validly authorized and issued and are fully paid, nonassessable and free of preemptive rights. The shares of the Subsidiary were issued in compliance with all applicable federal, provincial, state and foreign securities laws and regulations, and are owned by the Company, free and clear of any and all Liens.

                                  (b)       Neither the Company (other than
with respect to the Subsidiary) nor the Subsidiary, directly or indirectly, has any ownership or other interest in, or control of, any person, corporation, partnership, joint venture, business association or other entity, nor is the Company or the Subsidiary controlled by, or under common control with, any person, corporation, partnership, joint venture, business association or other entity.

                          4A.8 CHARTER AND ORGANIZATIONAL DOCUMENTS.  Attached
hereto as Schedule 4A.8 is a certified copy of the Memorandum and Articles of Association of the Company and of the Certificate of Incorporation and By-laws of the Subsidiary.

                          4A.9 FINANCIAL STATEMENTS.

                               (a) The Company has previously furnished to
Buyer true, correct and complete copies of the following financial statements of the Company and the Subsidiary (the "Financial Statements"), together with a reconciliation of generally accepted accounting principles in Canada ("Canadian GAAP") to generally accepted accounting principles in the United States:

                                   (i)  audited consolidated and consolidating
statements of earnings and deficit, balance sheet and changes in financial position for (A) the six-month period ended December 31, 1994; (B) for the fiscal year ended December 31, 1995; (C) for the fiscal year ended December 31, 1996; and (D) for the eleven month period ended November 30, 1997, each certified by Deloitte & Touche; and

                                   (ii)  unaudited financial results (A) on a
quarterly basis for the period of January 1, 1995 through December 31, 1997, inclusive; (B) the six month period ended June 30, 1997; and (C) for the month ending December 31, 1997, inclusive, each prepared by management of the Company, and unaudited financial statements of Miralta subsequent to distribution to Miralta Capital II Inc., a Canadian corporation ("Miralta II"), but prior to its amalgamation with ProMIRA Software Inc., prepared by management of Miralta (collectively, the "Management Reports").

                                  (b)       The Financial Statements (excluding
the Management Reports) were prepared in accordance with Canadian GAAP, and the Financial Statements (including the Management Reports) were prepared on a basis consistent with that of preceding accounting periods (except as may be indicated therein or in the notes thereto). The Financial Statements are true, correct and complete in all material respects and are in accordance with the books and records of the Company and the Subsidiary. As of the date hereof, all the accounts, books, ledgers and financial and other records of whatever kind of the Company and the Subsidiary have been properly and accurately kept, are true, correct and complete in all material respects and there are no inaccuracies or discrepancies contained or reflected therein. The Financial Statements fairly present the consolidated and consolidating financial position of the Company and the Subsidiary as of the dates thereof and the consolidated and consolidating results of operations and changes in financial position of the Company and the Subsidiary for each of the periods then ended (except as may be indicated in the notes thereto). The Financial Statements include or otherwise account for all liabilities of the Company and the Subsidiary as of the dates thereof.

                                  (c)       At the Closing Date, there will be
no restrictions on the availability of the cash in banks and on hand of the Company and the Subsidiary, except clearance of checks in the ordinary course of business.

                                  (d)       The accounts and other receivables
as set forth on the balance sheet dated December 31, 1997 included in the Financial Statements (the "Balance Sheet"), or arising since the date thereof, have or shall have arisen in the ordinary course of the business of the Company and the Subsidiary for goods sold and invoiced or services performed. All said receivables are collectible in amounts aggregating not less than the full recorded amounts thereof (less allowance for doubtful accounts set forth in the Financial Statements, if any) and are subject to no offsets, except for normal trade discounts.

                                  (e)       The prepaid expenses, unbilled
revenue and refundable investment tax credits receivable, as set forth on the Balance Sheet, or arising since the date thereof, represent amounts of a benefit to future periods.

                                  (f)       The Balance Sheet and the notes
thereto correctly and completely set forth all liabilities of the Company and the Subsidiary as of the date thereof (i) pursuant to all Plans (as defined in Section 4A.28 hereof), including all unfunded past service costs; (ii) pursuant to all bonus, incentive, compensation, insurance, deferred compensation, severance and other fringe benefit plans, contracts, agreements, arrangements and programs of any type, coverage or form, including, without limitation, any employee welfare benefit program; and (iii) for vacation pay and compensatory time.

                                  (g)       Since November 30, 1997, there has
been no material adverse change in the financial condition, business properties or assets of the Company or the Subsidiary or the transactions contemplated hereby, and no adverse change (material or otherwise) and no event, condition or circumstance exists or has occurred which might give rise to any adverse change (material or otherwise) to the financial condition, business, properties or assets of the Company and/or the Subsidiary or the transactions contemplated hereby. The financial condition of the Company and the Subsidiary, considered as a whole, is and will be through the Closing Date similar to or better in all material respects to such condition as of November 30, 1997.

                          4A.10   ABSENCE OF UNDISCLOSED LIABILITIES.  Except
as disclosed on Schedule 4A.10 hereto, the Company and the Subsidiary do not have any liabilities or obligations (whether known or unknown, absolute, accrued, contingent or otherwise), except (a) liabilities, obligations or contingencies which are accrued or reserved against in the Balance Sheet or in the notes thereto, and (b) normally recurring liabilities incurred after the date of the Balance Sheet in the ordinary course of business and consistent with past practice. Immediately prior to the amalgamation of Miralta with ProMIRA Software Inc. under the Canada Business Corporations Act, Miralta had no unpaid liabilities or obligations (whether known or unknown, absolute, accrued, contingent or otherwise), whether or not assumed by any third parties including, without limitation, any and all tax liabilities.

                          4A.11   TITLE TO PROPERTIES.  The Company and the
Subsidiary have good and marketable title to all properties and assets reflected on the Balance Sheet or acquired after the date thereof (except for properties and assets sold or otherwise disposed of in the ordinary course of business since the date of the Financial Statements) absolutely, and with respect to any real property in fee simple absolute (except for leasehold interests or licenses, in which event the entity directly holding such interest has a valid leasehold interest or license), subject only to (a) statutory liens arising or incurred in the ordinary course of business with respect to which the underlying obligations are not delinquent; (b) with respect to personal property, the rights of customers of the Company or the Subsidiary with respect to inventory or work in progress under orders or contracts entered into by the Company or the Subsidiary in the ordinary course of business; (c) Liens reflected on the Balance Sheet or notes thereto; (d) Liens for taxes not yet delinquent; (e) Liens set forth in
Schedule 4A.11(e) hereto; and (f) those dispositions of properties and assets not in the ordinary course of business since November 30, 1997 which are set forth on Schedule 4A.11(f) hereto.

                          4A.12   REAL PROPERTY.  Neither the Company nor the
Subsidiary owns beneficially or of record any land, buildings or fixed structures.

                          4A.13   MACHINERY AND EQUIPMENT.  Attached hereto as
Schedule 4A.13 is a true, correct and complete list of each item of machinery and equipment owned by the Company and the Subsidiary and material to the operation of their respective businesses, which list shall include the current location of each such item of machinery and equipment. All items listed on
Schedule 4A.13 hereto are in good operating condition and repair, subject to normal wear and use, and are usable in the ordinary course of business conducted by the Company and the Subsidiary.

                          4A.14   INVENTORY.  Attached hereto as Schedule 4A.14
is a true, correct and complete description of all material classes of inventory items owned by the Company and the Subsidiary. All items of inventory described on Schedule 4A.14 hereto are usable in the ordinary course of business conducted by the Company and the Subsidiary.

                          4A.15   LEASES AND LICENSES.  Attached hereto as
Schedule 4A.15 is a true, correct and complete list of all outstanding leases or licenses (whether written or oral) pursuant to which the Company or the Subsidiary have (a) obtained the right to use or occupy any real or personal property obligating the Company or the Subsidiary to pay more than Cdn. $10,000.00, or (b) granted to any other party the right to use any real or personal property described on Schedule 4A.13 or 4A.15 hereto. The Company has heretofore delivered to Buyer a true, correct and complete copy of each written lease and license described on Schedule 4A.15 hereto, together with all amendments thereto, and a description of the terms of each such oral agreement.

                          4A.16   PATENTS, COPYRIGHTS AND TRADEMARKS.

                                  (a)       Attached hereto as Schedule
4A.16(a) is a true, correct and complete listing of all patents, trademarks and registered copyrights included, without limitation, among the Proprietary Rights (as defined in this Section 4A.16), and all applications, filings and registrations with respect thereto, and all of the registered Proprietary Rights listed on Schedule 4A.16(a) are valid and in full force and effect. The Company has previously provided Buyer with a copy of all documents described on
Schedule 4A.16(a) hereto.

                                  (b)       Except as set forth on Schedule
4A.16(b) hereto, the Company and the Subsidiary are the sole owners of all patents, trademarks, trade names, copyrights, licenses, trade secrets, source codes and object codes, inventions, intellectual property rights, know-how, and other rights embodied in the works and products used, sold and/or distributed by the Company and/or the Subsidiary (as identified on Schedule 4A.16(a) hereto) or that are necessary for the operation of their respective businesses as presently conducted or as proposed to be conducted (each, a "Proprietary Right" and collectively, the "Proprietary Rights").

                                  (c)       Except as set forth on Schedule
4A.16(c) hereto,

                                        (i)      no work or product or any
Proprietary Right presently being used, licensed or embodied in any work or product used, licensed, sold or distributed, or contemplated to be used, licensed, sold or distributed, by the Company infringes on any rights owned or held by any other person or entity, and the Proprietary Rights are sufficient to, and include all intellectual property rights necessary to, operate the respective businesses of the Company and the Subsidiary as presently conducted;

                                        (ii)     there is no pending or, to the
Company's or the Subsidiary's knowledge, threatened claim or litigation against the Company, the Subsidiary or any other person or entity contesting or, if decided adversely, affecting the right of the Company or the Subsidiary to use, license or sell any Proprietary Right;

                                        (iii)    to the knowledge of the
Company, no work or product and no present or proposed patent, trademark, trade name, copyright, license, trade secret, invention, intellectual property rights, know-how or other right presently being licensed, sold or employed or proposed to be licensed, sold or employed, by any person or entity infringes on, or may infringe on, or adversely affect, or may adversely affect, any Proprietary Right, nor, to the Company's or the Subsidiary's knowledge, is there any pending or proposed statute, law, rule, regulation, standard or code that may adversely affect any Proprietary Right presently being used, licensed or sold, or proposed to be used, licensed or sold, by the Company or the Subsidiary; and

                                        (iv)     the Company and the Subsidiary
have used their respective best efforts to secure and maintain their right, title and interest in and to the Proprietary Rights listed on Schedule 4A.16(a) hereto. Without limiting the generality of the foregoing, except as set forth on Schedule 4A.29(h) hereto, each of the current and former employees and consultants of the Company and the Subsidiary (collectively, the "Employees") has executed an agreement providing that (A) such Employee will hold in confidence and will not disclose to any other person or entity in any way, or otherwise use in any way, trade secrets of the Company or the Subsidiary or products or other proprietary, secret or confidential information of the Company or the Subsidiary, and (B) any ideas, inventions or intellectual property rights conceived, created, developed or enhanced while such Employee was employed by or otherwise associated with the Company or the Subsidiary or with any affiliate or customer of the Company or the Subsidiary, whether by or with the help of such Employee or otherwise, will be the sole and exclusive property of the Company or the Subsidiary, as the case may be, or of a customer of the Company or the Subsidiary in cases where such customer has a written agreement with the Company or the Subsidiary so providing. Each such agreement is valid and enforceable and in full force and effect and, to the knowledge of the Company, none has been violated by any Employee. True and complete copies of each such agreement including, without limitation, all amendments and modifications thereof have been delivered to Buyer prior to the date hereof and are identified on Schedule 4A.29(h) hereto.

                          4A.17   CONTRACTS.  Attached hereto as Schedule 4A.17
is a listing of each and every:

                                  (a)       contract to which the Company or
the Subsidiary is a party, other than contracts and commitments listed in any other Schedule hereto; it being acknowledged and understood that contracts obligating the Company or the Subsidiary to pay less than Cdn. $10,000.00 need not be listed;

                                  (b)       contract with or commitment to
which the Company or the Subsidiary is a party with any and all employees, advisors and consultants;

                                  (c)       debt instrument, including, without
limitation, any loan agreements, promissory notes, security agreements or other evidences of indebtedness, where the Company or the Subsidiary is a lender or borrower;

                                  (d)       contract, commitment or arrangement
restricting the Company or the Subsidiary or any of their respective employees from engaging in business, from competing in any line of business with any other parties, or from divulging any confidential information (as defined in Section 6.5 hereof);

                                  (e)       contract, agreement or arrangement
to which the Company or the Subsidiary is a party (whether as an original party or an assignee or successor) for a line of credit or guarantee, pledge or undertaking of the indebtedness of any other person or entity;

                                  (f)       contract or commitment to which the
Company
or the Subsidiary is a party (whether as an original party or an assignee or successor) for any charitable or political contribution;

                                  (g)       loan agreement, security agreement,
note, debenture, or other contract or commitment (except for this Agreement and the Exhibits and other documents executed in connection herewith) limiting or restraining the Company or the Subsidiary from declaring, setting aside, authorizing or making payment of any dividend or any distribution, whether in cash or property;

                                  (h)       joint venture or partnership
agreement to which the Company or the Subsidiary is, directly or indirectly, a party (whether as an original party or as an assignee or successor);

                                  (i)       written agreement or agreements to
which the Company or the Subsidiary is a party (whether as an original party or as an assignee or successor) with respect to any assignment, discounting or reduction of any receivables, other than normal trade discounts, of the Company or the Subsidiary;

                                  (j)       distributorship, sales agency,
sales representative or marketing agreement to which the Company or the Subsidiary is a party (whether as an original party or an assignee or successor);

                                  (k)       any license pursuant to which the
Company or the Subsidiary has any liability or obligation or is receiving or will become entitled to receive any benefits, and any permit pursuant to which the Company or the Subsidiary currently operates its business;

                                  (l)       existing agreements, options,
commitments or rights with, to or in any third party to acquire any assets or properties, real, personal or mixed, or any interest therein, of the Company or the Subsidiary, except for those contracts for the sale of inventory entered into in the ordinary course of business; and

                                  (m)       a list of all clients and customers
of the Company and the Subsidiary for the past five (5) years to whom the Company and the Subsidiary have sold any product or provided any services.

The Company has heretofore delivered to Buyer true, correct and complete copies of all documents or otherwise provided a written description of all oral agreements described in Schedule 4A.17 hereto.

                          4A.18   ABSENCE OF DEFAULT.  Except as set forth in
Schedule 4A.18 hereto, the Company, the Subsidiary and the

Sellers (to the extent that any of the Sellers are parties to a contract with the Company or the Subsidiary) have complied with and performed all of their respective obligations required to be performed under all contracts, agreements and leases to which any of them is a party (whether as an original party or as an assignee or successor) as of the date hereof (including, without limitation, all such contracts, agreements and leases identified on Schedule 4A.17 hereto), and are not in default in any respect under any such contract, agreement, lease, undertaking, commitment or other obligation; and no event has occurred which, with or without the giving of notice, lapse of time or both, would constitute a default thereunder. Neither the Company, the Subsidiary nor, to the knowledge of the Company, the Sellers have any knowledge that any party has failed to comply with or perform all of its obligations required to be performed under any material contract, agreement or lease to which the Company or the Subsidiary is a party (whether as an original party or as an assignee or successor) as of the date hereof (including, without limitation, all such contracts, agreements and leases identified on Schedule 4A.17 hereto), or that any event has occurred which, with or without the giving of notice, lapse of time or both, would constitute a default by such party thereunder. In addition, except as disclosed in Schedule 4A.18 hereto, neither the Company, the Subsidiary nor, to the knowledge of the Company, the Sellers have (a) any reason to believe that the products and services called for by an unfinished contract cannot be supplied by or to the Company or the Subsidiary, as the case may be, in accordance with the time specifications of such contract, or (b) any knowledge of any facts or circumstances which make a default by any party to any contract, agreement, lease, undertaking, commitment or other obligation likely to occur subsequent to the date hereof.

                          4A.19   INSURANCE.  Attached hereto as Schedule 4A.19
is a true, correct and complete description of all insurance policies or binders of insurance held by or on behalf of the Company and the Subsidiary on all of their respective properties or assets (specifying the insurer, the amount of the coverage, the type of insurance, the risks insured, the expiration date, the policy number, the premium and any agent or broker). No notice of cancellation or nonrenewal with respect to, or disallowance of any claim under, any such policy or binder has been received by the Company or the Subsidiary from December 31, 1996 to the date hereof, and the Company has no knowledge of any state of facts or the occurrence of any event which reasonably might form the basis of any claim against or relating to their businesses or operations or any of their assets or properties which are covered by any of the policies or binders listed on Schedule 4A.19 hereto and which might substantially increase the insurance premiums payable under any such policy or binder. Schedule 4A.19 hereto also contains a true, correct and complete description of all outstanding performance bonds which have been delivered to any person or entity in connection with the business and operations of the Company or the Subsidiary.

                          4A.20   THIRD-PARTY OPTIONS.  There are no existing
agreements, options, commitments or rights with, to or in any third party to acquire any assets or properties, real, personal or mixed, or any interest therein, of the Company or the Subsidiary, except for those contracts entered into by any of them in the ordinary course of business or otherwise disclosed in this Agreement or the Schedules hereto.

                          4A.21   DISTRIBUTIONS, SATISFACTIONS, OBLIGATIONS.
Since the date of the Balance Sheet, neither the Company nor the Subsidiary has, except as and to the extent reflected in this Agreement or otherwise disclosed on Schedule 4A.21 hereto:

                                   (a)      issued any stock, bonds or other
corporate securities;

                                   (b)      incurred any obligations or
liabilities for money borrowed;

                                   (c)      incurred any material obligations
or liabilities, absolute or contingent;

                                   (d)      discharged or satisfied any lien,
encumbrance or obligation, or paid any material liabilities, absolute or contingent, other than in the ordinary course of business;

                                   (e)      declared or made any dividend
payment or distribution to any shareholder of the Company or the Subsidiary;

                                   (f)      purchased or redeemed any shares of
the capital stock of the Company or the Subsidiary;

                                   (g)      mortgaged or pledged or subjected
to lien, charge or other encumbrance, any of its material assets, tangible or intangible;

                                   (h)      sold, transferred or disposed of
any of its assets except assets used or consumed in the ordinary course of business and obsolete equipment and equipment which has been replaced in the ordinary course of business;

                                   (i)      suffered any adverse change,
damage, disruption of business or losses, whether covered by insurance or not, or waived any rights of substantial value;

                                   (j)      increased compensation payable to
or to become payable by the Company or the Subsidiary to any of their respective employees, except as may be granted in the ordinary course of business to an employee on the anniversary date of his employment, or upon his annual award date, and which does not exceed ten percent (10%) of the base salary of such employee, or otherwise agreed to any severance compensation payable to or to become payable by the Company or the Subsidiary to any of their respective employees;

                                   (k)      incurred any liabilities or
obligations or entered into any contracts or other arrangements involving any Seller or any of Sellers' respective affiliates; or

                                   (l)      operated its business in any way
other than in the ordinary course.

                          4A.22   CAPITAL EXPENDITURES.  Except as set forth in
Schedule 4A.22 hereto, neither the Company nor the Subsidiary has currently made or budgeted for any capital expenditures or commitments, whether of not contracted for, in an aggregate amount exceeding Ten Thousand Dollars (Cdn. $10,000.00).

                          4A.23   LITIGATION.

                                  (a)       Except as set forth in Schedule
4A.23 hereto, as of the date hereof, there are no actions, suits, demands, claims, hearing notices or demand letters, labor disputes or arbitrations, legal or administrative proceedings or investigations (civil or criminal), bankruptcy, insolvency or receivership proceedings, any proceeding relating to an environmental matter or any other matter whatsoever, pending against the Company or the Subsidiary, and, to the knowledge of the Company, no actions, suits, demands, claims, hearing notices or demand letters, labor disputes or arbitrations, legal or administrative proceedings or investigations (civil or criminal), bankruptcy, insolvency or receivership proceedings, any proceedings relating to an environmental matter or any other matter whatsoever are contemplated or threatened against the Company or the Subsidiary or any of their respective assets, properties or businesses, nor is any basis known by the Company to exist for any such action or for any investigation relating to the Company or the Subsidiary or their respective properties or businesses.

                                  (b)       Except as set forth in Schedule
4A.23 hereto, neither the Company, the Subsidiary nor, to the knowledge of the Company, any of the Sellers is a party to any suit, action, arbitration or legal, administrative, governmental or other proceeding or investigation pending or, to the knowledge of the Company, threatened which might have an adverse effect or restrict the ability of any Seller and/or the Company to consummate the transactions contemplated hereby or to perform their obligations hereunder.

                          4A.24   COMPLIANCE WITH LAW.

                                  (a)       The Company and the Subsidiary:

                                        (i)      have complied in all material
respects with each, and is not in violation of any, law, ordinance or governmental rule or regulation to which either of them or their respective businesses are subject, and

                                        (ii)     have not failed to obtain any
license, permit, certificate or other governmental authorization or inspection necessary to the ownership or use of their respective assets and properties or to the conduct of their respective businesses as currently operated, which, in the event of any noncompliance, violation or failure to obtain, as the case may be, would have an adverse effect on the business, operations, prospects, properties, assets or condition (financial or otherwise) of the Company or the Subsidiary.

                                   (b)      Except as set forth in Schedule
4A.24 hereto, neither the Company nor the Subsidiary has received any claim or notice of any violation of any applicable building, zoning, fire, health and safety, environmental or employment laws, ordinances, rules or regulations relating to the properties, premises, business or any Employee or the conduct of their respective businesses which, in the event of any noncompliance or violation, would have an adverse effect on the business, operations, prospects, properties, assets or condition (financial or otherwise) of the Company or the Subsidiary.

                          4A.25   TRANSACTIONS WITH AFFILIATES.  No current
director or officer of the Company or the Subsidiary or, to the knowledge of the Company, any of the Sellers controls or has controlled, directly or indirectly, any business, corporate or otherwise, which is or was a party to any agreement, business arrangement or course of dealing with the Company or the Subsidiary or any property or asset which was the subject of any agreement, business arrangement or course of dealing with the Company or the Subsidiary.

                          4A.26   PROHIBITED PAYMENTS.  Neither the Company,
the Subsidiary nor, to the knowledge of the Company, the Sellers, nor any of their respective officers, directors, employees, agents or affiliates, has offered, paid, or agreed to pay to any person or entity, including any governmental official, or solicited received or agreed to receive from any such person or entity, directly or indirectly, any money or anything of value for the purpose or with the intent of obtaining or maintaining business for the Company or the Subsidiary or otherwise affecting the business, operations, prospects, properties, or condition (financial or otherwise) of the Company or the Subsidiary, and which is or was in violation of any applicable ordinance, regulation or law, or not properly and correctly recorded or disclosed on the books and records of the Company or the Subsidiary, as the case may be.
Neither the Company nor the Subsidiary has engaged in any transaction, maintained any bank account or used any other funds except for transactions, bank accounts and funds which have been and are properly and correctly reflected in the normally maintained books and records of the Company or the Subsidiary.

                          4A.27   TAX MATTERS.

                                  (a)  For the purposes of this Agreement,
unless otherwise expressly provided, the term "Governmental Charges" means and includes all taxes, estimated taxes, customs duties, and similar related duties with respect to the importation of goods, rates, levies, assessments, reassessments, deductions and other payments and other charges, together with all penalties, interest and fines with respect thereto, payable to any federal, provincial, state, municipal, county, local or other government or governmental agency, authority, board, bureau or commission, domestic or foreign. For purposes of this Agreement, the term "Income Tax Act" means the Income Tax Act, R.S.C. 1985, 5th Supplement, as amended, being the federal income tax legislation of Canada. All references herein to the "Code" are to the Internal Revenue Code of 1986, as amended (Title 26 of the United States Code).

                                  (b)       Except as set forth on Schedule
4A.27(b) hereto, the Company, the Subsidiary and Miralta have each duly and on a timely basis prepared and filed all tax returns and other documents required to be filed by each of them in respect of all Governmental Charges and such returns and documents are true, complete and correct. The Company, the Subsidiary and Miralta have paid or, with respect to the 1997 tax year, will pay all Governmental Charges shown to be due or which become due on such returns and reports pursuant to any assessment, reassessment, deficiency notice, 30-day letter or similar notice to the Closing Date. The liabilities for Governmental Charges on the Balance Sheet are sufficient for the payment of all Government Charges attributable to all periods through the date hereof and include adequate provision for all deferred Governmental Charges in accordance with Canadian GAAP. There are no Liens for Governmental Charges upon any property of the Company, the Subsidiary or Miralta, except for Liens for Governmental Charges not yet due. The Company, the Subsidiary and Miralta have no liability for Governmental Charges other than those provided for in the Balance Sheet and those arising in the ordinary course of the operation of their respective businesses since the date of the Balance Sheet.

                                  (c)       The Company, the Subsidiary and
Miralta have each withheld from each amount paid or credited to any person the amount of Governmental Charges required to be withheld therefrom and have remitted such Governmental Charges to the proper tax or other receiving authorities within the time required under applicable legislation including applicable extensions.

                                  (d)       Except as set forth in Schedule
4A.27(d)
hereto, none of the federal, provincial, state, county, local or foreign income or other tax returns of the Company, the Subsidiary or Miralta has been audited by any governmental agency within the past five (5) years, and none of these entities have executed extensions of the statute of limitations on assessment or collection.

                                  (e)  Except as set forth on Schedule 4A.27(e)
hereto, neither the Company, the Subsidiary nor Miralta is a party to any pending action by any governmental authority for assessment or collection of Governmental Charges asserted by such authority, or party to any dispute or threatened dispute in which an adverse determination would have an adverse effect on the business, operations, properties, or financial condition of the Company, the Subsidiary or Miralta, and no claim for assessment, reassessment or collection of Governmental Charges has been made upon the Company or the Subsidiary, nor, to the knowledge of the Company, is there any basis for such action or claim. All net operating losses and research credits for the Company, the Subsidiary and Miralta are proper and accurately reported in the tax returns of those entities.

                                  (f)       Attached hereto as Schedule
4A.27(f) is a true, correct and complete listing, for purposes of the Income Tax Act, of the paid-up capital of all issued and outstanding shares in capital for each of the Company as of the date of this Agreement and Miralta as of the date of its amalgamation with the Company.

                                  (g)       The Company is a
Canadian-controlled private corporation, as defined in the Income Tax Act, and has been one since at least January 1, 1996.

                                  (h)       The Subsidiary is not liable for:
"back-up withholding" taxes, as provided in Section 3406 of the Code or other withholding taxes as provided in Section 1461 of the Code.


                                  (i)       Set forth on Schedule 4A.27(i)
hereto is a true, correct and complete list of:

                                        (i)      all federal, provincial,
state, local, county, foreign and other income and franchise tax returns and reports filed individually or on a consolidated basis by the Company, the Subsidiary and Miralta within the past five (5) years; and

                                        (ii)     Governmental Charges to which
the Company, the Subsidiary and Miralta are currently subject with respect to their respective businesses, assets or income, showing the name of the taxing authority, the assessment date, and the date on which the return is required to be filed; and

                                        (iii)    all currently effective or
proposed agreements, consents, elections and waivers filed or made with federal, provincial, state, county, local, foreign or other taxing authorities relating to the Company, the Subsidiary and Miralta including, without limitation, any tax sharing agreement between the Company, the Subsidiary and Miralta.

                                        The Company has heretofore delivered to
Buyer true, correct and complete copies of all federal, provincial, state, local, county, foreign and other income tax returns filed within the past five
(5) years referred to on Schedule 4A.27(i) hereto, and have made available to Buyer access to all other income tax returns referred to on such Schedule.

                                  (j)       Except as set forth on Schedule
4A.27(j) hereto, the Company, the Subsidiary and Miralta (i) have made all payments of estimated taxes required to be made; (ii) have not taken any action that could have the effect of deferring any liability for Governmental Charges from any taxable period ending on or before the Closing Date to any taxable period ending thereafter; (iii) has not made any payment which will be or may be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code; and (iv) have no net operating loss carryovers available as reflected on its returns arising in years after 1994, which are restricted as of the Closing Date by Sections 382, 383 or 384 of the Code, except to the extent affected by this Agreement and the transactions evidenced hereby.

                                  (k)       All methods of accounting utilized
by the Company, the Subsidiary and Miralta, together with the book/tax adjustments made by them in preparing their tax returns, comply with the Code and the Income Tax Act and associated regulations, and the Company, the Subsidiary and Miralta have made all proper elections which support the methods of accounting utilized by them.

                          4A.28   BENEFIT PLANS.

                                  (a) For purposes of this Agreement, the term
"Benefit Plan" means all bonus, deferred compensation, disability, incentive compensation, share purchase, share option, stock appreciation, phantom stock, savings, profit sharing, severance or termination pay (except if such payments are required by applicable law), health or other medical, life, disability or other insurance, supplementary unemployment benefit, pension, retirement and any other benefit plan, agreement, program or arrangement (whether oral or written) for the benefit of any current employee or former employee of the Company or the Subsidiary or their beneficiaries maintained or contributed to by the Company and/or the Subsidiary or under which the Company and/or the Subsidiary has any actual or contingent liability.

                                  (b)       Schedule 4A.28 hereto lists all
Benefit Plans. Except for those Benefit Plans identified on Schedule 4A.28 hereto,

                                        (i)      all Benefit Plans have been
duly registered where required by, and are in good standing under, all applicable legislation including, without limitation, the Income Tax Act, the Pension Benefits Act (Ontario), the Pension Plan Act (Quebec) and the Employment Pension Plan Act (Alberta), and all required employer and employee contributions under such Benefit Plans have been made and the applicable funds have been funded in accordance with the terms thereof and no past service funding liabilities exist thereunder;

                                        (ii)     the Company has delivered to
Buyer true, complete and up-to-date copies of all documents embodying and summarizing all Benefit Plans applicable to the Employees including, without limitation, all amendments thereto, the funding agreements or arrangements of such Benefit Plans, the most recent financial statements for such Benefit Plans, and all annual reports and actuarial reports prepared within the past five (5) years with respect to such Benefit Plans;

                                        (iii)    each investment of a Benefit
Plan is a qualified or eligible investment; no investment by such Benefit Plan is a prohibited investment under the terms of the Benefit Plan or applicable legislation; and each Benefit Plan has (or had) the requisite authority to make each investment and may hold such investment under its terms and any applicable legislation;

                                        (iv)     there are no outstanding
defaults or violations by the Company and/or the Subsidiary (or allegations thereof) of any obligation required to be performed by them in connection with any Benefit Plan, and no order has been made or notice given pursuant to any laws requiring the Company and/or the Subsidiary to take (or refrain from taking) any action in respect of any Benefit Plan;

                                        (v)      all of the Benefit Plans that
are pension plans meet, and since their inception have met, the requirements of, and have been operated in material compliance with, the provisions of such Benefit Plans, the Income Tax Act and the regulations thereunder, applicable Revenue Canada Information Circulars and their predecessors, all pension benefits legislation and any other applicable legislation;

                                        (vi)     all returns, filings, reports
and disclosures relating to the Benefit Plans required by such Benefit Plans or by any regulatory authority have been filed or distributed in accordance with applicable legislation;

                                        (vii)    there are no actions, suits,
claims, trials, demands, investigations, arbitrations, or other proceedings pending, or, to the knowledge of the Company, threatened with respect to any of the Benefit Plans against the Company and/or the Subsidiary, the funding agent, insurer or the fund of any Benefit Plan;

                                        (viii)   all Benefit Plans are funded
in accordance with their rules and all laws and all required contributions or premiums in respect of such Benefit Plans have been remitted to the funding agents, except current contributions or premiums not in arrears; and

                                        (ix)     except for the Benefit Plans
listed in Schedule 4A.28 hereto, no additional Benefit Plans or Benefit Plan improvements have been promised or held out to the Employees or have been established by a course of conduct.

                          4A.29   EMPLOYEES.

                                  (a)       Attached hereto as Schedule
4A.29(a) is a true, correct, complete and up-to-date list of the names, titles and current annual salary rates of and bonuses paid or payable to all present officers, directors, employees, consultants and independent contractors of the Company and the Subsidiary (collectively, the "Current Employees").

                                  (b)       Except as set forth in Schedules
4A.17 or 4A.28 hereto, neither the Company nor the Subsidiary has any employment agreement with, or maintains any Benefit Plan with respect to, any Current Employees.

                                  (c)       Attached hereto as Schedule
4A.29(c) is a true, correct and complete list of all labor and collective bargaining agreements (whether written or oral) to which the Company or the Subsidiary is a party or by which any of them is bound, and all employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consultant, retirement, severance, welfare or incentive agreements, plans or contracts (other than those identified in Schedules 4A.17 or 4A.28 hereto) to which the Company or the Subsidiary is a party or by which any of them is bound. The Company has delivered copies of all such agreements, contracts and plans to Buyer. Neither the Company nor the Subsidiary is in default with regard to any of such agreements, plans or contracts.

                                  (d)       There are no controversies (other
than routine grievances) pending or threatened between the Company or the Subsidiary and any of the Current Employees or labor unions or other collective bargaining units representing any of the Current Employees. No unfair labor practice complaints have been filed against the Company or the Subsidiary with the National Labor Relations Board, any provincial Labor Relations Board located in Canada or any other instrumentality within the United

States or Canada, and neither the Company nor the Subsidiary has received any notice or communication reflecting an intention or a threat to file any such complaint. Neither the Company nor the Subsidiary is a party to or bound by any labor or collective bargaining agreement. No attempts have been made to organize the Current Employees into a collective bargaining agreement and neither the Company nor the Subsidiary have received notice form any of their Current Employees or any other third party with respect to any such Current Employee regarding any labor or employment issue. Neither the Company nor the Subsidiary have received any notice from any labor union or group of employees that such union or group represents or believes or claims it represents or intends to represent any of the Current Employees.

                                  (e)       Neither the Company nor the
Subsidiary has committed or been found by any court or governmental department, commission, board, agency or instrumentality to have committed any act of sexual, religious, age or racial discrimination, any act of sexual harassment, or any other similar act which violates any federal, provincial, state or local law or regulation. Except as disclosed in Schedule 4A.29(e) hereto, and without limiting the generality of the representations and warranties made under Sections 4A.23 and 4A.24 hereof,

                                        (i)      there are no agreements for
the employment of any Current Employees which cannot be terminated by the Company or the Subsidiary upon giving notice or pay in lieu of notice together with severance in accordance with applicable law;


                                        (ii)     there are no threatened or
actual complaints filed by any of the Current Employees against the Company claiming that the Company has violated the Employment Standards Act (Ontario), the Labour Standards Act (Quebec) and/or the Employment Standards Code (Alberta);

                                        (iii)    there are no threatened or
actual complaints filed by any of the Current Employees against the Company claiming that the Company has violated the Human Rights Code (Ontario), the Charter of Human Rights and Freedoms (Quebec) and/or the Human Rights, Citizenship and Multiculturalism Act (Alberta);

                                        (iv)     there are no threatened or
outstanding orders or complaints against the Company under the Pay Equity Act (Ontario) and the Company is in full compliance with the requirements of the Pay Equity Act (Ontario), and comparable statutory and regulatory requirements as found in Quebec and Alberta legislation;

                                        (v)      there are no threatened or
actual complaints or other proceedings of any kind involving the Company or any of the Current Employees before the Ontario Labour Relations Board or involving the Labour Relations Act (Ontario), the Labour Code (Quebec) and/or the Labour Relations Code (Alberta);

                                        (vi)     there are no threatened or
actual complaints or other proceedings of any kind involving the Company or any of the Current Employees before the Pension Commissions of Ontario, Quebec and/or Alberta;

                                        (vii)    there are no actual or
threatened actions for wrongful and/or constructive dismissal involving any of the Employees;

                                        (viii)   there are no threatened or
outstanding orders or charges against the Company under the Occupational Health & Safety Act (Ontario), the Occupational Health & Safety Act (Quebec), and/or the Occupational Health & Safety Act (Alberta);

                                        (ix)     all orders or reports issued
by representatives of the Occupational Health & Safety Branch of the Ministry of Labour pursuant to the Occupational Health & Safety Act (Ontario), the Occupational Health & Safety Act (Quebec) and/or the Occupational Health & Safety Act (Alberta) have been complied with;

                                        (x)      none of the Current Employees
are presently off work or receiving Workers' Compensation benefits pursuant to the Workers' Compensation Act (Ontario), An Act Respecting Industrial Accidents And Occupational Diseases (Quebec) and/or the Workers' Compensation Act (Alberta);

                                        (xi)     the Company has not at any
time in the past been assessed or penalized under the Workers' Compensation Act (Ontario), the Workers' Compensation Act (Quebec) and/or the Workers' Compensation Act (Alberta) and there are no such assessments or penalties pending;

                                        (xii)    none of the Current Employees
are on leave of absence, including pregnancy leave or parental leave;

                                        (xiii)   none of the Current Employees
are receiving short term disability benefits, weekly indemnity benefits or long term disability benefits or are on lay-off; and

                                        (xiv)    except for remuneration paid
by the Company and the Subsidiary to any of the Current Employees in the usual and ordinary course of business and made at current rates of remuneration, no payments have been made or authorized since November 30, 1997 by the Company to any of the Current Employees.

                                  (f)       Neither the Company nor the
Subsidiary is
delinquent in payment to any of the Employees for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to the date hereof or amounts required to be reimbursed to such Employees. In the event of termination of the employment of any of the Current Employees, neither the Company nor the Subsidiary will, by reason of anything done prior to the Closing Date, be liable to any of the Current Employees for severance compensation, vacation pay or any other payments, except as required by applicable law. Since November 30, 1997, neither the Company nor the Subsidiary has terminated any Current Employee and, therefore, there are no severance obligations outstanding to any Current Employee by contract, statute or otherwise.

                                  (g)       No person or entity has asserted
or, to the knowledge of the Company, may assert any valid claim against any continued employment by the Company or the Subsidiary of any employee or engagement by the Company and/or the Subsidiary of any consultant of the Company and/or the Subsidiary under the terms of any employment contract, consulting agreement, covenant not to compete, patent disclosure agreement or otherwise. To the knowledge of the Company, no Current Employee intends to terminate his employment or engagement with the Company or the Subsidiary.

                                  (h)       Except as set forth on Schedule
4A.29(h) hereto, each current and former officer, director, employee, consultant and independent contractor of the Company and the Subsidiary has executed and delivered to the Company a Non-Disclosure Agreement and a Confidentiality and Inventions Agreement (the "Confidentiality Agreements"), substantially in the forms attached hereto as Schedule 4A.29(h), prior to the date hereof, and no current or former officer, director, employee, consultant or independent contractor of the Company or the Subsidiary is in default in any respect under his respective Confidentiality Agreements, and no event has occurred which, with or without the giving of notice, lapse of time or both, would constitute a default thereunder. To the knowledge of the Company, no current or former officer, director, employee, consultant or independent contractor of the Company has failed to comply with or perform all of his obligations required to be performed by him under his respective Confidentiality Agreements, and no event has occurred which, with or without the giving of notice, lapse of time or both, would constitute a default by such party thereunder. In addition, to the knowledge of the Company, no facts or circumstances which make a default by any current or former officer, director, employee, consultant or independent contractor of the Company under any of his respective Confidentiality Agreements is likely to occur subsequent to the date hereof.

                          4A.30   ENVIRONMENTAL LAWS.

                                  (a)       The Company and the Subsidiary have
obtained, currently hold and are in full compliance with all permits, licenses, certificates, approvals and other authorizations which are required with respect to the operation of their respective businesses under federal, provincial, state, local, and foreign laws or regulations heretofore or currently in effect relating to pollution or protection of the environment, including laws, regulations, plans, rules and norms relating to emissions, discharges, releases or threatened releases or pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial toxic or hazardous substances or wastes (the "Environmental Laws"), except any permits, licenses and other authorizations the absence of which would not, individually or in the aggregate, have an adverse affect on the business, operations, prospects, properties, assets or condition (financial or otherwise) of the Company or the Subsidiary. Such permits, licenses, certificates, approvals and other authorizations are current, valid and in full force and effect and will remain so throughout the duration thereof, and will not be terminated or otherwise adversely affected by the consummation of the transactions contemplated hereby.

                                  (b)       The Company and the Subsidiary are
in full compliance with all Environmental Laws, including all limitations, restrictions, conditions, standards, prohibitions, requirements, policies, obligations, schedules and timetables contained in the Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder. Except for any waste, hazardous or toxic materials or other substances properly handled and disposed of in the ordinary course of the respective businesses of the Company and the Subsidiary and in full compliance with all Environmental Laws, there is no environmental pollution on or affecting any of the properties owned or leased by the Company or the Subsidiary including, without limitation, any contaminant, irritant or pollutant from any spill, discharge, leak, emission, escape, injection, dumping or release of any kind whatsoever or any substance or exposure of any type in any work places or to any medium including, without limitation, air, land, surface waters or ground waters or from any generation, transportation, treatment, discharge, storage or disposal of waste materials, raw materials, hazardous materials, toxic materials or products of any kind or from the storage, use or handling of any waste, hazardous or toxic materials or other substances.

                          4A.31   BANK ACCOUNTS, LETTERS OF CREDIT AND POWERS
OF ATTORNEY. Attached hereto as Schedule 4A.31 is a true, complete and correct list of (a) all bank accounts, lock boxes and safe deposit boxes relating to the business and operations of the Company and the Subsidiary (Schedule 4A.31 also sets forth, opposite the identification of each such account or box, the name of the bank or other institution where such account or box is located, and the name of each authorized signatory thereto); (b) all outstanding letters of credit issued by financial institutions for the account of the Company or the Subsidiary (setting forth, in each case, the financial institution issuing such letter of credit, the maximum amount available under such letter, the terms (including the expiration date) of such letter of credit and the party or parties in whose favor such letter of credit was issued); and
(c) the name and address of each person who has a power of attorney to act on behalf of the Company or the Subsidiary. The Company has heretofore delivered to Buyer true, correct and complete copies of each letter of credit and each power of attorney described on Schedule 4A.31 hereto.

                          4A.32   NO BARTER RECEIVABLES OR OBLIGATIONS.
Neither the Company nor the Subsidiary is a party to any "barter" agreements, nor are either of them liable for any outstanding barter obligations nor are either of them the owners of any outstanding barter receivables.

                          4A.33   ACCOUNTS AND NOTES RECEIVABLE.  Attached
hereto as Schedule 4A.33 is a true, correct and complete list, as of December 31, 1997, setting forth, by customer or obligor (which Schedule also includes the address, telephone number and contact person for each such customer and obligor), an aging of the accounts and notes receivable of the Company and the Subsidiary in categories of less than 30 days due, 30 to 59 days due, 60 to 89 days due and 90 days or greater due. Written agreements exist to support the right to payment for all receivables identified on Schedule 4A.33 hereto, and reserves are adequate to support the net realizable value of those receivables as set forth on the Financial Statements.

                          4A.34   ACCOUNTS PAYABLE, OUTSTANDING OBLIGATIONS,
AND LIABILITIES. Attached hereto as Schedule 4A.34 is a true, correct and complete list, as of December 31, 1997, by vendor or payee (which Schedule also includes the address, telephone number and contact person for each such vendor or payee), an aging of all of the accounts payable, outstanding obligations and all other liabilities (including contingent liabilities) of the Company and the Subsidiary in categories of less than 30 days due, 30 to 59 days due, 60 to 89 days due and 90 days or greater due.

                          4A.35   CUSTOMERS, SUPPLIERS, LICENSEES AND
CONSULTING AGREEMENTS. Attached hereto as Schedule 4A.35 is a true, correct and complete list of the names, addresses, telephone numbers and contact persons of (a) all customers of the Company and the Subsidiary during the last three (3) years; (b) the ten (10) largest suppliers of the Company and the Subsidiary during the fiscal year ended December 31, 1997; (c) all licensees of the Company and the Subsidiary during the last three (3) years; and (d) all persons for whom the Company and the Subsidiary have performed services during the last three (3) years, the performance of which entitles or entitled the Company and/or the Subsidiary to payment of more than Cdn. $10,000.00. Schedule 4A.35 hereto includes the total sales to, purchases by, or fees paid by each customer or licensee, the total purchases by the Company and the Subsidiary from each supplier, and the salesperson assigned to each such customer, licensee and supplier. Except as set forth on Schedule 4A.35 hereto, no supplier, customer or licensee identified on Schedule 4A.35 hereto has advised the Company or the Subsidiary, formally or informally, that it intends to terminate, discontinue or substantially modify or reduce its business with the Company or the Subsidiary by reason of the transactions contemplated by this Agreement or otherwise. Except as set forth on Schedule 4A.35 hereto, neither the Company nor the Subsidiary has any obligations or made any undertaking to perform work for customers, licensees or any other person or entity other than on a billable basis.

                          4A.36   SECURITY DEPOSITS; CLAIMS AGAINST THIRD
PARTIES. Attached hereto as Schedule 4A.36 is a true, correct and complete listing of all the Company's and the Subsidiary's security deposits and claims against third parties. Schedule 4A.36 hereto sets forth the party with whom security has been deposited or the party against whom claims have been asserted, the amount of the claim and the present status or the resolution of the claim.

                          4A.37   MINUTE BOOKS.  The minute books of the
Company and the Subsidiary, copies of which have been delivered to Buyer, contain true, complete and accurate records of all meetings and accurately reflect all other corporate action of the stockholders and boards of directors of the Company and the Subsidiary. The stock certificate books and stock transfer ledgers of the Company and the Subsidiary, copies of which have been delivered to Buyer, are true, correct and complete. All stock transfer taxes levied or payable with respect to all transfers of shares of the Company and the Subsidiary prior to the date hereof have been paid and appropriate transfer tax stamps affixed.

                          4A.38   RESIDENCE.  Except as set forth on Schedule
4A.38 hereto, to the knowledge of the Company, each of the Sellers is not a "non-resident" as that term is defined in the Income Tax Act and is not a "non-Canadian" as that term is defined in the Investment Canada Act. The Company is a "Foreign Issuer" as that term is defined in the HSR Act and the regulations promulgated pursuant to the HSR Act.

                          4A.39   SOFTWARE MATTERS.

                                  (a)       With respect to all
software/computer applications owned or licensed from others by the Company and/or the Subsidiary, including all source codes and related documentation (the "Software Materials"), all of which are contained in Schedule 4A.39 hereto, there are no bugs, errors or defects of any kind in said software/computer applications which could materially adversely affect the value, utility, marketability, operability or any other aspect of such software/computer applications, or which render the software/computer applications unable to substantially conform to the Software Materials contained in Schedule 4A.39 hereto.

                                  (b)       The Company and the Subsidiary have
conducted "year 2000" audits with respect to all software/computer applications owned or licensed from others by the Company and/or the Subsidiary as of the Closing Date, including the Software Materials contained in Schedule 4A.39 hereto (the "Software Applications"), and all Software Applications comply with and account for the fact of the arrival of the "year 2000" and will not be materially adversely affected with respect to value, utility, marketability, operability or any other aspect by virtue of the arrival of the "year 2000". Without limiting the generality of the foregoing, except as set forth on
Schedule 4A.39 hereto, the Software Applications:


                                        (i)      will operate prior to, during
and after the calendar year 2000 A.D., and more specifically, will operate during each such time period without error relating to date data, including any error relating to, or the product of, date data which represents or references different centuries or more than one century;

                                        (ii)     will not abnormally end or
provide invalid or incorrect results as a result of date data, including date data which represents or references different centuries or more than one century; and

                                        (iii)    are capable of date data
century recognition, calculations which accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century.

                                  (c)       The Company and the Subsidiary are
in compliance with all licenses from others for all software/computer applications used in or relating to the business of the Company and the Subsidiary as of the Closing Date, including any such licenses with respect to the Software Materials contained in Schedule 4A.39 hereto, and the Company and the Subsidiary have obtained all necessary licenses for use of software/computer applications used in or relating to the business of the Company and the Subsidiary.

                          4A.40   FULL DISCLOSURE.  No representation or
warranty by the Company in this Agreement, in any Schedule hereto, or in any list, certificate, document or written statement delivered by the Company to Buyer pursuant hereto (and, if corrected or updated, as so corrected or updated), contains any untrue statement of a material fact or omits to state any material fact necessary to make any statement herein or therein, in the light of the circumstances under which it was made, not misleading.

                          4A.41   ACCURACY AND COMPLETENESS OF INFORMATION IN
OFFERING MEMORANDUM. The information that appears in the Offering Memorandum defined in Section 4B.6(a)(iv)(B) hereof regarding the Company, the Subsidiary, Miralta, and the Sellers (including, without limitation, the Company's financial statements) (the "ProMIRA Information"): (a) is accurate and complete at and as of the Closing Date, and (b) satisfies the disclosure requirements of Regulation D under the Securities Act regarding the Company (including, without limitation, the requirements of Item 17(b) and 21(b) of Form S-4 of the Securities Act). The Company acknowledges and agrees that Manugistics Group will rely on the ProMIRA Information in preparing reports required to be filed with the Commission, including a Current Report on Form 8-K to be filed by Manugistics Group after Closing in connection with the transactions contemplated by this Agreement, and to effect the registration of the Manugistics Group Shares pursuant to Section 3.2(b)(iii) hereof.

                 4B.      REPRESENTATIONS AND WARRANTIES OF THE SELLERS.
Each of the Sellers severally as to himself (and not jointly) represents and warrants to Buyer as follows:

                          4B.1    TITLE TO THE SHARES AND THE OPTIONS.  Such
Seller is the lawful record and beneficial owner of, and has good and marketable title to, the number of Shares and the Options set forth opposite his name on Schedule 1 hereto. Each of the Shares and the Options set forth opposite such Seller's name on Schedule 1 are fully paid and, except as set forth on Schedule 1 hereto, free of preemptive rights. The Shares and the Options set forth opposite such Seller's name on Schedule 1 hereto represent all of the Shares and the Options of such Seller as of the date hereof, which Shares and Options are owned by such Seller free and clear of any and all Liens, other than as set forth in either or both of the Shareholders Agreements. No order has been given under the Family Law Act (Ontario) or any similar legislation in Ontario or elsewhere nor is there any application pending under the Family Law Act (Ontario) or under any similar legislation in Ontario or elsewhere by the spouse of such Seller which would or does affect the Shares or the Options in any manner whatsoever.

                          4B.2    POWER AND CAPACITY.  Such Seller has full
right, power and capacity to execute, deliver and perform this Agreement, to sell, transfer and deliver the Shares owned by him to Buyer hereunder, to cancel all Options held by such Seller, and to perform all other transactions contemplated to be performed by him hereby. Such Seller, if a corporation, partnership, trust or other entity, is duly authorized to execute, deliver and perform this Agreement by all necessary actions on the part of such Seller, and the person signing this Agreement on behalf of such Seller has been duly authorized to do so. This Agreement is a valid and binding obligation of each of the Sellers, enforceable against each of them in accordance with its terms. At the Closing, each Seller will transfer to Buyer good and marketable record and beneficial title to the Shares, free and clear of any and all Liens.

                          4B.3    FREEDOM TO CONTRACT.  The execution and
delivery of this Agreement by such Seller does not, and the performance by such Seller of its respective obligations hereunder will not violate or conflict with the charter and other governing documents applicable to or governing such Seller if such Seller is a corporation, partnership, trust or other entity, or any amendments thereto or restatements thereof. The execution and delivery of this Agreement does not, and the performance by such Seller of its respective obligations hereunder will not (a) violate any of the terms, conditions or provisions of any law, rule, regulation, order, writ, injunction, judgement or decree of any court, governmental authority, or regulatory agency, or (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions or any note, bond, indenture, debenture, security agreement, trust agreement, lien, mortgage, lease, agreement, license, franchise, permit, guaranty, joint venture agreement, or other agreement, instrument or obligation, oral or written, to which such Seller is a party (whether as an original party or as an assignee or successor) or by which such Seller or any of its respective properties is bound.

                          4B.4    LITIGATION.  Each Seller is not and, to the
knowledge of such Seller, neither the Company nor the Subsidiary is, a party to any suit, action, arbitration or legal, administrative, governmental or other proceeding or investigation pending or threatened which might have an adverse effect or restrict the ability of such Seller to consummate the transactions contemplated hereby or to perform his obligations hereunder.

                          4B.5    RESIDENCE.  Except as set forth on Schedule
4A.38 hereto, each Seller represents and warrants, as to himself, that such Seller is not a "non-resident" as that term is defined in the Income Tax Act and is not a "non-Canadian" as that term is defined in the Investment Canada Act.

                          4B.6    INVESTMENT RISKS.

                                  (a)       Each Seller, whether residing in
the United States, Canada, the United Kingdom or elsewhere, represents and warrants to Buyer as to himself only:

                                        (i)      Such Seller, alone or together
with his advisors and/or Purchaser Representative (as defined in Rule 501 under the Securities Act), if any, has such knowledge and experience in financial and business matters and, in particular, concerning investments, as is necessary to enable him to evaluate the merits and risks of making an investment in the Manugistics Group Shares.

                                        (ii)     Such Seller has no immediate
need for liquidity in the Manugistics Group Shares and is able to bear the risk of making an investment in the Manugistics Group Shares for an indefinite period. Each such Seller's present financial condition is such that he is under no present or contemplated future need to dispose of any portion of the Manugistics Group Shares to satisfy any existing or contemplated undertaking, need or indebtedness.

                                        (iii)    The Manugistics Group Shares
being issued to such Seller pursuant to this Agreement are being acquired by such Seller for investment purposes only, for such party's own account and not with a view to the offer, sale or distribution thereof, provided, however, that, in the event that such Manugistics Group Shares are registered on a registration statement under the Securities Act for resale by the Sellers as contemplated by the Registration Rights Agreement, the Seller may, at its sole discretion, offer and sell all or any portion of such shares pursuant to such registration statement, subject, however, to compliance with any applicable state, provincial or other law. No Seller has taken, nor will any Seller take or cause to be taken any action, that would cause such Seller to be deemed to be an "underwriter," as defined in Section 2(11) of the Securities Act, with respect to those Manugistics Group Shares, except in connection with the offer and sale of such shares pursuant to such registration statement.

                                        (iv) (A) Buyer has afforded, or
otherwise caused Manugistics Group to afford, to such Seller and such Seller's professional advisors and Purchaser Representative (if any) full and complete access to all information with respect to Manugistics Group, and its business, operations, financial condition and management which the Seller, such advisors and/or Purchaser Representative (if any) have deemed necessary and material for an evaluation of the merits and risks of the Seller acquiring and making an investment in the Manugistics Group Shares hereunder. The Seller, such advisors and/or Purchaser Representative (if any) have had adequate opportunity to ask questions of, and receive answers from, persons acting on behalf of Manugistics Group regarding the terms and conditions of the issuance and sale of the Manugistics Group Shares hereunder and to obtain any additional information which Manugistics Group possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished to the Seller, his professional advisors and or Purchaser Representative, if any, including, without limitation, the information set forth in the Documents (as defined in Section 4B.6(a)(iv)(B) hereof. All such questions have been answered to the full satisfaction of the Seller, his professional advisors and/or Purchase Representative (if any).

                                        (B)     Such Seller, either alone
or with his professional advisors and/or his respective Purchaser Representative, if any, has received, has read and understands the documents, financial statement and other material, including the Joint Information Statement and Offering Circular dated February 6, 1998 (the "Offering Memorandum"), relating to Manugistics Group, the Manugistics Group Shares, the Company, this Agreement and the transactions contemplated by this Agreement, identified on Schedule 4B.6 hereto (the "Documents").

                           (v) In evaluating the merits and risks of making an
investment in the Manugistics Group Shares hereunder, each Seller has relied on the advice of his own personal legal, financial and accounting advisors and/or Purchaser Representative (if any).

                           (vi)   If such Seller is an individual, the
permanent address set forth for such Seller on Schedule 4B.6(a)(vi) hereto is the true residence of such Seller, and such Seller has no present intention of becoming a resident of any other state, province or other jurisdiction. If such Seller is a corporation, trust, partnership or other entity, such Seller has its principal place of business at the address set forth for such Seller on
Schedule 4B.6(a)(vi) hereto and was not organized for the specific purpose of acquiring any of the Manugistics Group Shares. The foregoing representation is made under penalty of perjury.

                           (vii)  Such Seller understands that there are
substantial risks pertaining to the making of an investment in the Manugistics Group Shares hereunder, including risks set forth in the Documents. Each Seller is fully able to bear the economic risk of an investment in the Manugistics Group Shares for an indefinite period of time and can afford a complete loss of such investment.

                           (viii) Such Seller understands and acknowledges that
the Manugistics Group Shares have not been registered for offer or sale under the Securities Act or registered or qualified under any state, provincial or other securities act, and are being sold on the basis of exemptions from registration under the federal and applicable state, provincial or other securities laws. Reliance on such exemptions is based in part on the accuracy of the representations, warranties and agreements made by each Seller herein, and such Seller acknowledges and agrees that Manugistics Group has relied on such representations, warranties and agreements. Such Seller further understands and acknowledges that the Manugistics Group Shares may not be sold, assigned or otherwise transferred unless so registered or qualified or unless, in the opinion of counsel to the Seller, which opinion is acceptable to Manugistics Group, an exemption from registration and any such qualification is available.

                                        (ix)     Such Seller understands that
neither the Commission nor any other federal, state, provincial or other governmental authority has approved the Manugistics Group Shares, nor have any of the foregoing authorities made any recommendation, findings or determination relating to the merits of making an investment in the Manugistics Group Shares hereunder.

                                        (x)      Such Seller understands and
acknowledges that, as more fully set forth in Sections 4B.6(a)(viii) and 6.6(b) hereof, there are significant restrictions on the transfer of the Manugistics Group Shares. Accordingly, there can be no assurance that any Seller will be able to liquidate the Manugistics Group Shares held by such Seller.

                                        (xi)     The information provided by
such Seller herein, and any other information provided by such Seller to Buyer or Buyer's agents or representatives, is true and correct in all respects as of the date hereof and will be true at and as of Closing (or, if there have been any changes in such information since the date such information was furnished, the undersigned has advised counsel to Manugistics Group in writing of such changes).

                                        (xii)    Each Seller which is a
corporation, partnership or other entity was not organized for the specific purpose of acquiring the Manugistics Group Shares.

                                        (xiii)   No Seller shall have any
preemptive rights or any similar rights to subscribe for any additional Manugistics Group Shares or any other security issued by or interest in or obligation of Manugistics Group.

                                        (x)      Unless such Seller has
otherwise requested that such information be provided to him in hard copy format, such Seller acknowledges that he has received by e-mail and reviewed the following documents pertaining to Manugistics, which documents have been filed by Manugistics with the Commission: (A) Annual Report on Form 10-K for the fiscal year ended February 28, 1997; (B) first, second and third quarter reports on Form 10-Q for the first three quarters of the fiscal year ended February 28, 1998; (C) current report on Form 8-K dated May 12, 1997; (D) proxy materials for annual meeting of stockholders held on July 25, 1997; and (E) prospectus dated August 13, 1997 filed with the SEC as part of a registration statement on Form S-3. Any such Seller who has not requested such information in hard copy format further acknowledges that he: (V) consents to the receipt of such information by electronic delivery; (W) has complete access to all such information; (X) has received all such information; (Y) has had an opportunity to review such information; and (Z) has been able to download and/or print any and all such information. If such Seller has requested such information in hard copy format, such Seller acknowledges that he has received and reviewed such information.

                                  (b)       Each Seller who resides in the
United States represents and warrants, as to himself only, that if such Seller checks "Yes" in response to any of the classifications following such Seller's signature line at the end of this Agreement, such Seller is an "accredited investor," as defined in Rule 501(a) of Regulation D under the Securities Act, by virtue of such classification.

                                  (c)       Each Seller who resides in Canada
represents and warrants, as to himself only:

                                        (i)      Such Seller was not created or
established solely to acquire securities, or to permit purchases of securities without a prospectus, in reliance on an exemption from the prospectus requirements of applicable securities legislation.

                                        (ii)     If such Seller is not a
corporation or an individual (including, without limitation, a syndicate, partnership (general or limited), trust, association or other form of unincorporated organization), such Seller is either (A) a pension plan; (B) a group of pension plans under common management; (C) an organization of members of a family fund formed to make investments of family funds; (D) a testamentary trust and estate; (E) an organization which has primary ongoing business activities other than investing in securities; (F) a mutual fund other than a private mutual fund (as defined in clause (a) of the definition of "private mutual funds" in subsection 1(1) of the Securities Act (Ontario) or subsection 1(q) of the Securities Act (Alberta); (G) a group registered retirement savings plan or a group deferred profit sharing plan; or (H) a partnership, interests in which are offered by prospectus, where the partnership invests in securities in reliance upon clause 72(1)(d) of the Securities Act (Ontario) and subsection 27(1) of the Regulation made thereunder or upon subsection 14(f) of the Regulation made thereunder.

                 (iii)    Such Seller will execute and deliver
all documentation as may be required by applicable Canadian securities legislation to permit the purchase of the Manugistics Group Shares on the terms herein set forth.

                                        (iv)     In addition, each Seller has
received a copy of the Offering Memorandum. Each Seller acknowledges that it has taken cognizance of the Offering Memorandum and, in particular, the section thereof entitled "Restrictions on Resale", and further agrees to comply with any relevant securities legislation, order or policy concerning the purchase and holding of the Manugistics Group Shares and concerning any resale thereof. Each Seller shall have the rights set forth in the Offering Memorandum for the applicable province of residence of such Seller under the headings "Rights of Action for Damages or Rescission" as if such rights were fully set forth herein and such rights are hereby incorporated herein by reference.

                                        (v)      If such Seller is a resident
of: (A) the Province of Ontario, either (1) such Seller is a Current Employee of the Company and is not being induced to acquire any of the Manugistics Group Shares by expectations of employment or continued employment, or (2) the aggregate acquisition cost of any Manugistics Group Shares acquired by such Seller as principal is not less than Cdn. $150,000.00; (B) the Province of Alberta, either (1) the Seller is a Current Employee of the Company and is not being induced to acquire any of the Manugistics Group Shares by expectation of employment or continued employment, or (2) the aggregate acquisition cost of any Manugistics Group Shares acquired by such Seller as principal is not less than Cdn. $150,000.00; or (C) the Province of Quebec, either (1) such Seller is a "sophisticated purchaser" as defined in Sections 44 and 45 of the Securities Act (Quebec), or (2) the total cost of any Manugistics Group Shares acquired by such Seller as principal exceeds Cdn. $150,000.00.

                                        (vi)     Such Seller, at the time of
execution and delivery of the Agreement and, if later, at the time of Closing, will be outside the territorial boundaries of the United States and its territories and possessions.

                          4B.7    PATENTS, COPYRIGHTS AND TRADEMARKS.  Except
as set forth on Schedule 4B.7 hereto, to the knowledge of such Seller:

                                  (a)       No work or product or any
Proprietary Right (as defined in this Section 4B.7) presently being used, licensed, sold or distributed, or contemplated to be used, licensed, sold or distributed, by the Company or the Subsidiary infringes on any rights owned or held by any other person or entity, and the Proprietary Rights are sufficient to, and include all intellectual property rights necessary to, operate the respective businesses of the Company and the Subsidiary as presently conducted;





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
                                  (b)  There is no pending or, to such Seller's
knowledge, threatened claim or litigation against the Company, the Subsidiary or any other person or entity contesting or, if decided adversely, affecting the right of the Company or the Subsidiary to use, license or sell any Proprietary Right; and

                                  (c)  No work or product and no present or
proposed patent, trademark, trade name, copyright, license, trade secret, invention, intellectual property rights, know-how or other right presently being licensed, sold or employed or proposed to be licensed, sold or employed, by any person or entity infringes on, or may infringe on, or adversely affect, or may adversely affect, any Proprietary Right, nor is there any pending or proposed statute, law, rule, regulation, standard or code that may adversely affect any Proprietary Right presently being used, licensed or sold, or proposed to be used, licensed or sold, by the Company or the Subsidiary.

For purposes of this Agreement, the terms "Proprietary Right", or "Proprietary Rights" shall mean all patents, trademarks, trade names, copyrights, licenses, trade secrets, source codes and object codes, inventions, intellectual property rights, know-how, and other rights embodied in the works and products used, sold and/or distributed by the Company and/or the Subsidiary, as identified on
Schedule 4B.7 hereto, or that are necessary for the operation of their respective businesses as presently conducted or as proposed to be conducted.

                          4B.8    CONFIDENTIALITY AGREEMENTS.    Each Seller,
if an Employee, has executed and delivered the Confidentiality Agreements to the Company and/or the Subsidiary, as applicable, and such Seller has not failed to comply with or perform all of his obligations required to be performed by him or is otherwise in default in any respect under his respective Confidentiality Agreements, and no event has occurred which, with or without the giving of notice, lapse of time or both, would constitute a default thereunder.

                          4B.9    WAIVER OF SHARE PURCHASE RIGHTS.  Each Seller
hereby duly and validly waives and relinquishes all rights against the Company, the Subsidiary, Buyer and its affiliates with respect to any and all Share Purchase Rights including, without limitation all Options and such Seller's rights to vesting and exercise of such Share Purchase Rights and any other rights with respect thereto, and further acknowledges the cancellation of all Share Purchase Rights including, without limitation all Options whether vested or non-vested, and whether or not exercised as of the Closing Date.

                          4B.10   FULL DISCLOSURE.  No representation or
warranty by any Seller in this Agreement, in any Schedule hereto, or in any list, certificate, document or written statement delivered by such Seller to Buyer pursuant hereto (and, if corrected or





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
updated, as so corrected or updated), contains any untrue statement of a material fact or omits to state any material fact necessary to make any statement herein or therein, in the light of the circumstances under which it was made, not misleading. In addition, all information set forth in Schedule 4B.6(a)(vi) and Schedule 1 hereto pertaining to such Seller's name, address and ownership of Shares and/or Options is true and correct.

                 5. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Sellers as follows:

                          5.1     ORGANIZATION.  Buyer is an unlimited company
duly organized, validly existing and in good standing under the laws of the Province of Nova Scotia, and has all requisite corporate power and authority to enter into and perform this Agreement and the transactions contemplated hereby to be performed by it.

                          5.2     AUTHORIZATION.  The execution and delivery by
Buyer of this Agreement, and the performance by it of its obligations hereunder, have been duly authorized by all necessary corporate actions of Buyer.

                          5.3     FREEDOM TO CONTRACT.  The execution and
delivery of this Agreement by Buyer do not, and the performance by it of its obligations hereunder will not, (a) violate or conflict with any provision of the Memorandum and Articles of Association of Buyer or any amendments thereto or restatements thereof, (b) violate any of the terms, conditions or provisions of any applicable law, rule, regulation, order, writ, injunction, judgment or decree of any court, governmental authority, or regulatory agency, or (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, indenture, debenture, security agreement, trust agreement, lien, mortgage, lease, agreement, license, franchise, permit, guaranty, joint venture agreement, or other agreement, instrument or obligation, oral or written, to which Buyer is a party (whether as an original party or as an assignee or successor) or by which it or any of its properties is bound. No approval from any governmental department, commission, authority, board, bureau, agency or other instrumentality is required in connection with Buyer's execution, delivery and performance of this Agreement and the consummation of the transactions required hereby, nor is Buyer required to give notice to any court, governmental department, commission, authority, board, bureau, agency or other instrumentality in order for Buyer to execute, deliver and/or perform this Agreement and/or to consummate the transactions contemplated hereby.

                          5.4     LITIGATION.  Buyer is not a party to any
suit, action, arbitration or legal, administrative, governmental or other proceeding or investigation pending or, to the knowledge of





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
Buyer, threatened, which might adversely affect or restrict the ability of Buyer to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder.

                          5.5     TITLE TO THE MANUGISTICS GROUP SHARES.  Buyer
is the lawful record and beneficial owner of and has good and marketable title to the Manugistics Group Shares, free and clear of any liens, encumbrances and claims, at law or in equity, with the exception of those liens, encumbrances and claims which may arise pursuant to or be made under any of the Transaction Agreements, and has full right, power and authority to effect the sale and delivery of the Manugistics Group Shares. Upon the delivery of the Manugistics Group Shares to or for the benefit of the Sellers, such Sellers will acquire good and marketable title thereto, free and clear of any liens, encumbrances and claims, at law or in equity.

                 6. COVENANTS OF THE COMPANY,THE SELLERS AND THE PAYING AGENT. The Company (with respect to the matters set forth in Sections 6.1, 6.2, 6.3, 6.4 and 6.9 hereof), the Sellers (with respect to the matters set forth in Sections 6.5, 6.6, 6.7, 6.8, 6.12 and 6.13 hereof), the Miralta Shareholders (with respect to the matters set forth in Sections 6.10 and 6.11), and the Paying Agent (with respect to the matters set forth in Section 6.12 hereof) hereby covenant and agree with Buyer as follows:

                          6.1     CONDUCT OF BUSINESS PENDING CLOSING.  From
the date hereof until the Closing Date, the Company shall, and shall cause the Subsidiary to,:

                                  (a)       maintain their respective
existences in good standing;

                                  (b)       maintain the general character of
their respective businesses and conduct their respective businesses in the ordinary and usual manner;

                                  (c)       maintain proper business and
accounting records;

                                  (d)       maintain their respective
properties in good repair and condition; and

                                  (e)       use its best efforts to preserve
their respective businesses intact, to keep available to the Company and the Subsidiary the services of their present officers and employees and to preserve for the Company and the Subsidiary the goodwill of their subscribers, customers and others having business relations with the Company and the Subsidiary.

                          6.2     PROHIBITED ACTIONS PENDING CLOSING.  Unless
otherwise provided for herein or approved by Buyer in writing, from the date hereof until the Closing Date, the Company shall not, and shall not permit the Subsidiary to,:

                                  (a)       amend or otherwise change their
respective Memorandum and Articles of Association, Certificate of Incorporation or other governing documents;

                                  (b)       issue or sell or authorize for
issuance or sale, or grant any options or make other agreements with respect to, any shares of their capital stock or any other of their securities;

                                  (c)       authorize or incur any additional
debt for money borrowed, or incur any additional debt other than trade debt;

                                  (d)       mortgage, pledge or subject to lien
or other encumbrance any of their properties or agree to do so;

                                  (e)       enter into or agree to enter into
any material agreement, contract or commitment other than sales agreements entered into in the ordinary course of business;

                                  (f)       declare, set aside, make or pay any
dividend or other distribution to Sellers, or redeem, purchase or otherwise acquire, directly or indirectly, any of their capital stock, or authorize or effect any split-up or any recapitalization or make any changes in its authorized or issued capital stock;

                                  (g)       enter into any new employment,
severance, consulting or other compensation agreement with any of the Current Employees or any other person or entity; increase or agree to increase the compensation of any of the Current Employees, by means of salary increase, bonus or otherwise, except as hereinbefore noted in Section 4A.29 hereof, or otherwise agree to any severance compensation payable or to become payable to any of the Current Employees;


                                  (h)       establish or adopt any Benefit
Plan; modify, amend, restate, terminate or revise any Benefit Plan; take any action to deplete any asset of any Benefit Plan; or distribute any communication to any Current Employee relating to a Benefit Plan;

                                  (i)       sell or otherwise dispose of, or
agree to sell or dispose of any of their assets or properties, except in the ordinary course of business;


                                  (j)       amend or terminate any lease,
contract, undertaking or other commitment listed in any of the Schedules to this Agreement to which either the Company or the Subsidiary is a party, or to take action or fail to take any action, constituting any event of default thereunder;

                                  (k)       assume, guarantee or otherwise
become responsible for the obligations of any other party or agree to so do;

                                  (l)       invest any of their assets which
are to be sold and transferred to Buyer, except the reinvestment of cash or cash equivalents in U.S. Treasury Bills and/or Certificates of Deposit;

                                  (m)       except as otherwise expressly
provided herein, pay any attorneys, accountants, finders or investment bankers' fees or other expenses in connection with the transactions contemplated by this Agreement (the foregoing covenant shall not prohibit the payment of any fees or expenses for services rendered to the Company and the Subsidiary by any such parties); or

                                  (n)       take any action prior to the
Closing Date which would breach any of the representations and warranties contained in this Agreement.

                          6.3     ACCESS.  From and after the date hereof until
the Closing, the Company shall afford, and, with respect to clause (b) below, the Company shall cause the independent certified public accountants for the Company to afford, (a) to the officers, independent certified public accountants, counsel and other representatives of Buyer free and full access at all reasonable times to the properties, books and records (including tax returns filed and those in preparation) of the Company and the right to consult with the officers, employees, accountants, counsel and other representatives of the Company in order that Buyer may have full opportunity to make such investigations as it shall reasonably desire to make of the affairs of the Company including, without limitation, the taking by independent certified public accountants of Buyer of a physical inventory of the Company and the Subsidiary, (b) to the independent certified public accountants of Buyer free and full access at all reasonable times to the work papers and other records of the accountants relating to the Company and the Subsidiary and (c) to Buyer and its representatives such additional financial and operating data and other information as to the business and properties of the Company and the Subsidiary as Buyer shall from time to time reasonably require; provided, however, that any such investigation shall not affect or otherwise diminish or obviate in any way any of the representations and warranties of the Company or the Sellers hereunder.

                          6.4     NO SHOP.  Notwithstanding anything to the
contrary contained in that certain Agreement dated December 22, 1997 between Manugistics, Inc., a Delaware corporation, and the

Company, as amended by Agreement dated February 6, 1998 (the "No Shop Agreement"), from and after the date hereof until the Closing, the Company shall not, except with respect to the transactions contemplated by this Agreement, directly or indirectly, through any broker, finder, consultant, shareholder or other intermediary, solicit, initiate, or encourage any inquiries or proposals regarding the acquisition of any of Shares or the capital stock of the Subsidiary or any of the Company's and/or the Subsidiary's respective assets, whether by merger, sale of assets, liquidation, tender offer or other business combination (other than sales of inventory in the ordinary course of business), or participate in any negotiations concerning, or provide any information or otherwise take any action or make any commitment or agreement in connection with, any such acquisition proposal. The Company and the Company's officers and directors shall promptly communicate to Buyer the terms of any such acquisition proposal of which any of them has knowledge or which the Company or the Subsidiary or which any officer or director of the Company may receive.

                          6.5     TRADE SECRETS.

                                  (a)       From and after the Closing Date and
for such period thereafter as each Seller shall hold trade secrets or other confidential information (as defined below), such Seller shall not use for his own benefit, or divulge to any other person, firm or corporation, any confidential information or trade secrets which the Company or the Subsidiary may have imparted to him, and upon the Closing Date will deliver to Buyer all lists of customers, books, records and all other property constituting confidential information belonging to the Company and the Subsidiary; provided, however, that the restrictions or obligations set forth in this Section 6.5(a) shall not extend to any confidential information or trade secrets which, at the time such information was disclosed to any Seller (a "Disclosing Party"), was in the public domain or thereafter entered the public domain other than through disclosure by such Disclosing Party or was or becomes readily ascertainable from public sources. If at any time a Disclosing Party is requested or required (by oral questions, interrogatories, requests for information or documents, subpoenas or similar legal process) to disclose any such information, he (to the extent reasonably practical) shall notify Buyer immediately and shall refrain from making such disclosure so that Buyer may, at its own expense, seek an appropriate protective order and/or waive compliance with the provisions hereof. If, in the absence of a protective order or the receipt of a waiver hereunder, in the reasonable opinion of the relevant Disclosing Party's counsel, he is compelled to disclose such information to any tribunal or any governmental agency to avoid being liable for contempt or suffering any other penalty, such Disclosing Party may disclose such information to such tribunal or agency without liability hereunder; provided, however, that he gives Buyer prompt notice of such decision.

Each Seller which is a corporation, partnership, trust or other entity shall use its best efforts to prevent the respective directors and officers of such entities, as applicable, from violating the provisions of this Section 6.5(a). For the purposes of this Agreement, the term "confidential information" means information related to the following: (i) any and all versions of the software and related documentation owned or marketed by the Company or the Subsidiary, as well as the software and documentation owned by the Company's or the Subsidiary's suppliers and used internally by the Company or the Subsidiary, other than generally commercially available software, including all related algorithms, concepts, data, designs, flow charts, ideas, programming techniques, specifications and source code listings; (ii) information regarding the Company's or the Subsidiary's business operations, methods and practices, including marketing strategies, product pricing, margins, hourly rates, per diems and information regarding the financial affairs of the Company and the Subsidiary; (iii) the names of the Company's and the Subsidiary's clients and the names of the suppliers of computer services and software to the Company and the Subsidiary,and the nature of the Company's and the Subsidiary's relationships with these clients and suppliers; (iv) technical and business information of or regarding the clients of the Company and the Subsidiary obtained in order for the Company and the Subsidiary to provide such clients with software products and services, including information regarding the data processing requirements and the business operations, methods and practices and product plans of such clients; and (v) any other trade secret or confidential or proprietary information in the possession or control of the Company or the Subsidiary.

                                  (b)  For a period of three (3) years after
the Closing Date, none of the Managing Shareholders shall compete with the Company. As used herein, to "compete" means to be involved in any manner, whether directly or indirectly, on a worldwide basis, for his own account or for the account of another, as owner, principal, stockholder, director, employee, officer, consultant, agent, independent contractor, partner, joint venturer, creditor or in any other manner, with any of the following persons, businesses or entities: i2 Technologies, Numetrix, Logility, American Software, SAP, Oracle, Baan, PeopleSoft and/or SSA, and any successors thereto whether by a purchase of assets, stock or otherwise (all such persons, businesses and entities collectively, the "Competitors"). Notwithstanding the foregoing, nothing herein shall prohibit any of the Managing Shareholders from owning not more than one percent (1%) of any class of securities of any publicly-traded Competitor. Each of the Managing Shareholders acknowledges that, because the Company's business is highly competitive, price sensitive and capital intensive, and because the Company conducts its business and offers products throughout the world and the information he may have acquired about the conduct of the Company's business during the course of his employment by the

Company and/or the Subsidiary and/or his stock ownership in the Company is important to the entire breadth of the Company's business, it is appropriate to define such restriction broadly as relevant to the fair protection of the Company's goodwill and substantial economic investment in same.

                                  (c)       For a period of three (3) years
following the Closing Date, none of the Managing Shareholders shall in any manner, directly or indirectly, contact, divert or solicit any account, customer or supplier with whom the Company or the Subsidiary has conducted any business or for whom the Company or the Subsidiary has performed any services or sold any products during the period of such Seller's ownership of any of the Shares or the Options including, without limitation, any person or entity who was a potential account, client or customer of the Company or the Subsidiary as a result of contacts, including, without limitation, the exchange of proposals, having been made between the Company and/or the Subsidiary and such person or entity prior to the date of this Agreement. As used herein, to "solicit" means, directly or indirectly, to provide, offer to provide, or communicate with in any way to induce any interest in using for the account of such Managing Shareholder or another, as owner, principal, stockholder, director, employee, officer, consultant, agent, independent contractor, partner, joint-venturer, creditor or in any other manner, services or products provided by the Company or the Subsidiary.

                                  (d)       For a period of three (3) years
following the Closing Date, none of the Managing Shareholders shall solicit, employ or retain, or otherwise participate in the employment or retention of, in any capacity, any Current Employee of the Company or any employee of Buyer and/or its affiliates (where, if such person or entity were so employed or retained, Buyer and/or its affiliates, the Company or the Subsidiary would be put at a competitive disadvantage).

                                  (e)       As to Section 6.5(a) hereof, each
Seller acknowledges, and as to Sections 6.5(c) and (d) hereof, each of the Managing Shareholders acknowledges, that a violation of the foregoing covenants may cause irreparable injury to the Company, the Subsidiary and Buyer and that the Company, the Subsidiary and Buyer will be entitled, in addition to any other rights and remedies it may have, to seek injunctive relief.

                                  (f)       In the event the covenants
contained in this Section 6.5 should be held by any court or other constituted legal authority to be void or otherwise unenforceable in any particular jurisdiction or with respect to any particular activity, then Sellers and Buyer shall consider this Section 6.5 to be amended and modified so as to eliminate therefrom that particular jurisdiction or activity as to which such covenants are so held to be void or otherwise unenforceable, and, as to all other jurisdictions and activities covered hereby, the terms and provisions hereof shall remain in full force and effect.

                                  (g)       Sellers acknowledge and agree that
the consideration to be paid to Sellers by Buyer on the Closing Date pursuant to the terms of Section 3 hereof constitutes good and valuable consideration for the covenants set forth in this Section 6.5.

The obligations of the Sellers set forth in this Section 6.5 shall survive the Closing.

                         6.6     RESTRICTIONS ON TRANSFER OF MANUGISTICS GROUP
SHARES.

                                  (a)   (i)      Each Seller hereby covenants
and agrees that such Seller will not, other than by operation of law, directly or indirectly, sell, offer for sale, pledge or otherwise dispose of or transfer (other than a Permitted Transfer as such term is defined in the Registration Rights Agreement and subject to all of the terms and conditions of the Registration Rights Agreement) (each, a "Transfer") the Group 1 Custodian Shares allocated to such Seller, as set forth in Column No. 9 on EXHIBIT I hereto, and delivered to the Custodian at the Closing, or any interest in any such Group 1 Custodian Shares, until the first anniversary of the Closing Date; thereafter, each Seller may Transfer twenty-five percent (25%) of such Group 1 Custodian Shares commencing only upon each Disbursement Date as provided in
Section 3.3(b)(ii) hereof; whereupon following receipt of such Group 1 Custodian Shares from the Paying Agent, such Seller may Transfer such Group 1 Custodian Shares, subject to all of the terms and conditions of the Registration Rights Agreement.

                                        (ii)     Each Seller hereby covenants
and agrees that such Seller will not, directly or indirectly, Transfer the Group 2 Forfeitable Custodian Shares allocated to such Seller, as set forth in Column No. 10 on EXHIBIT I hereto, and delivered to the Custodian at the Closing, or any interest in any such Group 2 Forfeitable Custodian Shares, until the first anniversary of the Closing Date; thereafter, each Seller may Transfer twenty-five percent (25%) of such Group 2 Forfeitable Custodian Shares commencing only upon each Disbursement Date as provided in Section 3.3(b)(iii) hereof (as defined in Section 3.3(b)(ii) hereof); whereupon each such Seller may Transfer such Group 2 Forfeitable Custodian Shares, subject to all of the terms and conditions of the Registration Rights Agreement. Notwithstanding the foregoing, the restrictions on Transfer applicable to the Group 2 Forfeitable Custodian Shares provided in this Section 6.6(a)(ii) shall not apply to any Group 2 Forfeitable Custodian Shares which shall have been disbursed to any Group 2 Employee pursuant to Section 3.3(b)(iii)(B) hereof to any US Seller for United States federal income taxes pursuant to Section 3.3(b)(v) hereof or to Buyer and/or its affiliates for United States withholding taxes pursuant to Sections 3.3(b)(vi) and 3.3(c)(iii) hereof and/or for Canadian withholding taxes, as described in
Section 6.12 hereof, pursuant to Section 3.3(b)(vi) hereof; however, other than with respect to Group 2 Custodian Shares disbursed to Buyer and/or its affiliates, as aforesaid, such Group 2 Forfeitable Custodian Shares remain subject to all of the terms and conditions of the Registration Rights Agreement.

                                        (iii)    Each Seller hereby covenants
and agrees that such Seller will not, directly or indirectly, Transfer the Group 3 Forfeitable Custodian Shares allocated to such Seller, as set forth in Column No. 11 on EXHIBIT I hereto, and delivered to the Custodian at the Closing, or any interest in such Group 3 Forfeitable Custodian Shares, until the first anniversary of the Closing Date; whereupon each such Seller may Transfer such Group 3 Forfeitable Custodian Shares, subject to all of the terms and conditions of the Registration Rights Agreement. Notwithstanding the foregoing, the restrictions on Transfer applicable to the Group 3 Forfeitable Custodian Shares provided in this Section 6.6(a)(iii) shall not apply to any Group 3 Forfeitable Custodian Shares which shall have been disbursed to any US Seller for United States federal income taxes pursuant to Section 3.3(b)(v) hereof or to Buyer and/or its affiliates for United States withholding taxes pursuant to Sections 3.3(b)(vi) and 3.3(c)(iii) hereof and/or for Canadian withholding taxes, as described in Section 6.12 hereof, pursuant to Section 3.3(b)(vi) hereof; however, other than with respect to Group 3 Forfeitable Custodian Shares disbursed to Buyer and/or its affiliates, as aforesaid, such Group 3 Forfeitable Custodian Shares shall remain subject to all of the terms and conditions of the Registration Rights Agreement.

                                        (iv)     Each Seller hereby covenants
and agrees that such Seller will not, directly or indirectly, Transfer the One Year Escrow Shares allocated to such Seller, as set forth in Column No. 12 on
EXHIBIT I hereto, and delivered to the Escrow Agent at Closing and, thereafter, to the extent delivered to the Paying Agent, if at all, unless otherwise provided in the Escrow Agreement, upon the first anniversary of the Closing Date, or any interest in any such One Year Escrow Shares, until such Seller receives such One Year Escrow Shares from the Paying Agent; thereafter, each Seller may Transfer such One Year Escrow Shares to the extent of such Seller's Pro Rata Share (as defined in Section 10.2(b) hereof) of the Distributable One Year Escrow Balance, subject to all of the terms and conditions of the Registration Rights Agreement. Notwithstanding the foregoing, the restrictions on Transfer applicable to the One Year Escrow Shares provided in this Section 6.6(a)(iv) shall not apply to any One Year Escrow Shares which shall have been disbursed to Buyer and/or its affiliates for United States withholding taxes pursuant to Sections 3.3(b)(vi) and 3.3(c)(iii) hereof and/or for Canadian withholding taxes, as described in Section 6.12 of this Agreement, pursuant to
Section 3.3(b)(vi)
hereof; however, other than with respect to One Year Escrow Shares disbursed to Buyer and/or its affiliates, as aforesaid, such One Year Escrow Shares shall remain subject to all terms and conditions of the Registration Rights Agreement.

                                        (v)       Each Seller hereby covenants
and agrees that such Seller will not, directly or indirectly, Transfer the Two Year Escrow Shares allocated to such Seller, as set forth in Column No. 14 on
EXHIBIT I hereto, and delivered to the Escrow Agent at the Closing and, thereafter, to the extent delivered to the Paying Agent, if at all, unless otherwise provided in the Escrow Agreement, upon the second anniversary of the Closing Date, or any interest in any such Two Year Escrow Shares, until such Seller receives such Two Year Escrow Shares from the Paying Agent; thereafter, each Seller may Transfer such Two Year Escrow Shares to the extent of such Seller's Pro Rata Share of the Distributable Two Year Escrow Balance, subject to all of the terms and conditions of the Registration Rights Agreement. Notwithstanding the foregoing, the restrictions on Transfer applicable to the Two Year Escrow Shares provided in this Section 6.6(a)(v) shall not apply to any Two Year Escrow Shares which shall have been disbursed to Buyer and/or its affiliates for United States withholding taxes pursuant to Sections 3.3(b)(vi) and 3.3(c)(iii) hereof and/or for Canadian withholding taxes, as described in
Section 6.12 of this Agreement, pursuant to Section 3.3(b)(vi) hereof; however, other than with respect to Two Year Escrow Shares disbursed to Buyer and/or its affiliates, as aforesaid, such Two Year Escrow Shares shall remain subject to all terms and conditions of the Registration Rights Agreement.


The Manugistics Group Shares subject to the restrictions on Transfer set forth in this Section 6.6(a), other than those Manugistics Group Shares that the Custodian has directed the Transfer Agent to register in the name of Buyer or its designee as a result of an Employment Termination or that the Paying Agent has directed the Transfer Agent to register in the name of Buyer and/or its affiliates (upon receipt thereof from the Custodian) for the payment of United States and/or Canadian withholding taxes, will be held by the Custodian until the expiration of the applicable restriction periods. Contemporaneously with the expiration of such restriction periods, the Custodian will direct the Transfer Agent to register the applicable number of Manugistics Group Shares so released from restriction on Transfer in the name of the Paying Agent, whereupon the Paying Agent shall direct the Transfer Agent to register such Manugistics Group Shares in the name of the Sellers, as set forth in EXHIBIT I hereto or, in such other names as the Paying Agent shall have directed upon instruction from Sellers theretofore given in accordance with the provisions of this Agreement and the Registration Rights Agreement. Following the expiration of such restriction periods, the Manugistics Group Shares so registered





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
in the name of the Paying Agent for distribution to the Sellers (or their designees) shall be released from restriction on Transfer, subject to all of the terms and conditions of the Registration Rights Agreement.

                                  (b)       Subject to Section 6.6(c), below,
each Seller hereby acknowledges and agrees that, commencing on the Closing Date, each certificate representing Manugistics Group Shares shall be inscribed with the following legends:

                 "The shares represented by this certificate have been acquired for investment purposes only and have not been registered under the Securities Act of 1993, as amended, or registered or qualified under any applicable state, provincial or other securities laws. Such shares may not be sold, assigned or otherwise transferred unless so registered and qualified or unless, in the opinion of counsel, which opinion is acceptable to Manugistics Group, Inc., an exemption from such registration and any such qualification is available."

                 "The shares represented by this certificate are subject to certain restrictions on transferability and to the other terms and conditions of that certain Stock Purchase Agreement dated as of February __, 1998 by and among Manugistics Nova Scotia Company, ProMIRA Software Incorporated, Robert Mee and Christopher Winn, or either of them acting alone, and the holders of all of the issued and outstanding shares of the capital stock and all of the issued and outstanding options for the purchase of shares of the capital stock of ProMIRA Software Incorporated, and the Registration Rights Agreement, the Custodian Agreement, the Escrow Agreement and the Paying Agent Agreement executed in connection therewith, copies of which are on file and may be obtained upon written request directed to the attention of the Secretary of Manugistics Group, Inc. Under the aforesaid Stock Purchase Agreement and Registration Rights Agreement, such shares may not be sold, pledged, donated or otherwise transferred or encumbered except as expressly permitted under such agreements."

                 "The shares represented by this certificate are subject to certain restrictions on transferability and to the other terms and conditions of that certain Registration Rights Agreement dated as of February __, 1998, by and among Manugistics Group, Inc., Robert Mee and Christopher Winn, or either of them acting alone, as Paying Agent, and the former holders of all of the issued and outstanding shares of the capital stock and all of the issued and outstanding options for the purchase of shares of the capital stock of ProMIRA Software Incorporated, a copy of which is on file and may be obtained upon written request directed to the attention of the Secretary of Manugistics Group, Inc. Under said Agreement, such shares may not be sold, pledged, donated or otherwise transferred or encumbered except as expressly permitted thereunder."

                                  (c)       Each Seller hereby acknowledges and
agrees that, upon the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the restrictive legend referring to the Securities Act of 1933 set forth in Section 6.6(b), above, shall be removed from each certificate representing the Manugistics Group Shares.

                                  (d)       Each Seller hereby acknowledges and
agrees that, upon registration of the Manugistics Group Shares in the name of the Paying Agent, provided the Registration Statement shall have been declared effective and shall remain in effect at such time, each certificate representing the Manugistics Group Shares shall be inscribed with the following legend:

                 "The shares represented by this certificate are subject to certain restrictions on transferability and to the other terms and conditions of that certain Registration Rights Agreement dated as of February __, 1998, by and among Manugistics Group, Inc., Robert Mee and Christopher Winn, or either of them acting alone, as Paying Agent, and the former holders of all of the issued and outstanding shares of the capital stock and all of the issued and outstanding options for the purchase of shares of the capital stock of ProMIRA Software Incorporated, a copy of which is on file and may be obtained upon written request directed to the attention of the Secretary of Manugistics Group, Inc. Under said Agreement, such shares may not be sold, pledged, donated or otherwise transferred or encumbered except as expressly permitted thereunder."

                                  (e)       Each Seller hereby acknowledges and
agrees that, upon registration of the Manugistics Group Shares in the name of the Paying Agent, in the event the Registration Statement shall have been declared effective but is not in effect at such time, each certificate representing the Manugistics Group Shares shall be inscribed with the following legend:

                 "The shares represented by this certificate have been acquired for investment purposes only and have not been registered under the Securities Act of 1933, as amended, or registered or qualified under any applicable state, provincial or other securities laws. Such shares may not be sold, assigned or otherwise transferred unless so registered and qualified or unless, in the opinion of counsel, which opinion is acceptable to Manugistics Group, Inc., an exemption from such registration and any such qualification is available."

                 "The shares represented by this certificate are subject to certain restrictions on transferability and to the other terms and conditions of that certain Registration Rights Agreement dated as of February __, 1998, by and among Manugistics Group, Inc., Robert Mee and Christopher Winn, or either of them acting alone, as Paying Agent, and the former holders of all of the issued and outstanding shares of the capital stock and all of the issued and outstanding options for the purchase of shares of the capital stock of ProMIRA Software Incorporated, a copy of which is on file and may be obtained upon written request directed to the attention of the Secretary of Manugistics Group, Inc. Under said Agreement, such shares may not be sold, pledged, donated or otherwise transferred or encumbered except as expressly permitted thereunder."

The obligations of the Sellers set forth in this Section 6.6 shall survive the Closing.

                          6.7     WAIVER OF RIGHTS. Each of the Sellers hereby
waives, for himself and his heirs, legal representatives, successors and assigns, the right to exercise any and all statutory and/or contractual rights of redemption with respect to any of the Shares and/or Options owned of record or beneficially by such Seller, including without limitation, any such rights provided in either or both of the Shareholders Agreements, as well as the right to exercise any and all statutory and/or contractual rights of appraisal with respect to any of the Shares or the Options.

                          6.8     WAIVER OF RIGHTS TO SUE THE COMPANY. Each
Seller hereby waives any and all rights such Seller may have to sue the Company at any time from and after the Closing Date to the extent that such Seller is held liable for any breach by the Company of any of its representations, warranties and/or covenants pursuant to this Agreement.

                          6.9     TAX RETURNS FOR THE COMPANY AND THE
SUBSIDIARY.    The Company shall provide, or cause to be provided, to Buyer a copy of the Company's and the Subsidiary's 1997 and 1998 income tax returns with respect to all Governmental Charges no later than the earlier of (a) ten
(10) days prior to their being filed with the appropriate jurisdictions and (b) October 31, 1998, which obligation shall survive the Closing.

                          6.10    TAX RETURNS FOR MIRALTA.  The Miralta
Shareholders shall provide, or cause to be provided, to Buyer a copy of Miralta's 1997 and 1998 income tax returns with respect to all Governmental Charges no later than the earlier of (a) ten (10) days prior to their being filed with the appropriate jurisdiction and (b) October 31, 1998, which obligation shall survive the Closing.

                          6.11    SUBORDINATION OF MIRALTA DEBENTURES.  Each of
the Miralta Shareholders acknowledges and agrees that it has duly and validly subordinated and postponed in favor of the Company all of the debts, liabilities, present and future, of Miralta II, owing at any time to such Miralta Shareholder pursuant to the terms of the Debenture issued to such Miralta Shareholder by Miralta II up to an amount equal to such Miralta Shareholder's Proportionate Share of the amount necessary to maintain a net worth in Miralta II equal to at least Five Million Dollars (Cdn. $5,000,000.00) during the Survival Period (as defined in that certain Amalgamation Agreement dated February 6, 1998 by and among ProMIRA Software, Inc., a Canadian corporation, predecessor by way of amalgamation of the Company, Miralta and Miralta II). A copy of each of the Debentures referred to in this Section 6.11 is attached hereto as Schedule 6.11. For purposes of this Section 6.11 and
Section 7.25 of this Agreement "Proportionate Share" shall mean the proportion which the principal amount of such Debenture bears to the aggregate principal amount of all of the then outstanding debentures issued in a series by Miralta II in the aggregate principal amount of Cdn. $32,462,700.00, of which such Debenture is a part.

                          6.12  WITHHOLDING TAX.

                                  (a)       At the Closing, each Seller
identified on Schedule 4A.38 hereto (each, a "116 Seller") shall deliver to Buyer a certificate (a "116 Certificate") issued pursuant to Section 116 of the Income Tax Act in respect of the sale of the Shares and cancellation of the Options owned by such Seller, as set forth opposite such 116 Seller's name on
Schedule 1 hereto.

                                  (b)       Notwithstanding anything to the
contrary contained in this Agreement, in the event any 116 Seller fails to deliver a 116 Certificate to Buyer, as aforesaid, the Paying Agent shall withhold (i) all of the Cash Purchase Price, if any, payable to such 116 Seller at the Closing, as set forth in Column No. 1 on EXHIBIT I hereto (the "Escrowed Cash Amount"), (ii) the number of Manugistics Group Shares to be registered in the name of the Paying Agent at the Closing for disbursement to such 116 Seller, as set forth in Column Nos. 6, 7 and 8 on EXHIBIT I hereto, such that the market value of such Manugistics Group Shares, based upon the closing price on the Nasdaq Exchange of Manugistics Group's common stock, par value $.002 par value per share, on the Closing Date (the "Closing Market Value"), together with the Escrowed Cash Amount allocable to such 116 Seller, if any, is equal to the sum of (A) 33 1/3% of the portion of the Cash Purchase Price payable to such 116 Seller at the Closing, if any, as set forth in Column No. 1 on EXHIBIT I hereto, and (B) 33 1/3% of the Closing Market Value of all Manugistics Group Shares allocated to such 116 Seller, as set forth in Column No. 5 on EXHIBIT I (the "Escrowed Share Amount"), which Escrowed Share Amount shall be satisfied from those Manugistics Group Shares to be registered in the name of the Paying Agent at the Closing for disbursement to such 116 Seller, as set forth in Column Nos. 6, 7 and 8 on
EXHIBIT I hereto, and (iii) an additional number of Manugistics Group Shares to be registered in the name of the Paying Agent at the Closing for disbursement to such 116 Seller, as set forth in Column Nos. 6, 7 and 8 on EXHIBIT I hereto, so that the Closing Market Value of such additional Manugistics Group Shares is equal to 15% of the Closing Market Value of the Escrowed Share Amount (the "Escrowed Cushion"), which Escrowed Cushion shall be satisfied from those Manugistics Group Shares to be registered in the name of the Paying Agent at the Closing for disbursement to such 116 Seller, as set forth in Column Nos. 6, 7 and 8 on EXHIBIT I hereto. The Escrowed Cash Amount, if any, the Escrowed Share Amount and the Escrowed Cushion shall be held by the Paying Agent as security for such 116 Seller's obligations to Revenue Canada in respect of the sale of the Shares and cancellation of the Options owned by such 116 Seller. The Paying Agent shall invest the Escrowed Cash Amount allocable to each 116 Seller in Canadian Treasury Bills or in such other accounts or investments which are not subject to withholding taxes as the Paying Agent may determine from time to time.

                                  (c)       If any such 116 Seller delivers the
116 Certificate to Buyer within thirty (30) days after the end of the month in which the Closing takes place (the "Remittance Date"), which 116 Certificate indicates that no withholding is required, the Paying Agent shall, upon receipt of written notice from Buyer to do so, (i) disburse the Escrowed Cash Amount to such 116 Seller, and (ii) by written instructions, direct the Transfer Agent to register all Manugistics Group Shares allocable to such 116 Seller and comprising the Escrowed Share Amount and the Escrowed Cushion allocated to such 116 Seller in the name of such 116 Seller.

                                  (d)       If any such 116 Seller fails to
deliver the 116 Certificate to Buyer on or before the Remittance Date or delivers a 116 Certificate on or before the Remittance Date which indicates that withholding is required in a specified amount, (i) the Paying Agent shall, upon receipt of written notice from Buyer to do so, disburse the Escrowed Cash Amount allocable to such 116 Seller, if any, to Revenue Canada, and (ii) Buyer shall remit an additional amount of cash to Revenue Canada on behalf of such 116 Seller ("Buyer's Tax Payment") so that the aggregate amount of cash disbursed to Revenue Canada on behalf of such 116 Seller pursuant to Sections 6.12(d)(i) and (ii) hereof is equal to the sum of 33 1/3% of the portion of the Cash Purchase Price, if any, payable to such 116 Seller at the Closing, as set forth in Column No. 1 on EXHIBIT I hereto, and 33 1/3% of the Closing Market

Value of all Manugistics Group Shares allocated to such 116 Seller pursuant to this Agreement, as set forth in Column No. 5 on EXHIBIT I hereto, or such lesser amount indicated by such 116 Certificate. Following delivery of Buyer's Tax Payment to Revenue Canada, Buyer shall, by written notice, direct the Paying Agent to instruct the Transfer Agent to register a number of shares from the Escrowed Share Amount and the Escrowed Cushion, the market value of which, based upon the closing price on the Nasdaq Exchange of Manugistics Group's common stock, par value $.002 per share, on the date such shares are registered in the name of Buyer (the "Transfer Market Value"), is equal to Buyer's Tax Payment, whereupon the Paying Agent shall instruct the Transfer Agent to register the balance of the Escrowed Share Amount, if any, and the balance of the Escrowed Cushion, if any, then held by the Paying Agent in the name of such 116 Seller. If, however, the Transfer Market Value of the Escrowed Share Amount and the Escrowed Cushion attributable to such 116 Seller is then less than Buyer's Tax Payment on behalf of such 116 Seller, Buyer shall be entitled to indemnification from such 116 Seller pursuant to Section 10.4 hereof. Notwithstanding anything to the contrary contained in this Section 6.12(d), if any 116 Seller has failed to deliver a 116 Certificate to Buyer prior to the Remittance Date but Buyer has received a written request from Revenue Canada instructing Buyer not to remit Buyer's Tax Payment with respect to such 116 Seller, which written request remains in effect as of the Remittance Date, the Paying Agent shall continue to hold the Escrowed Cash Amount, if any, the Escrowed Share Amount and the Escrowed Cushion allocable to such 116 Seller after the Remittance Date and until receipt of a 116 Certificate with respect to such 116 Seller.

                                  (e)       In the event any such 116 Seller
delivers the 116 Certificate to Buyer at any time after the Remittance Date, provided the Paying Agent continues to hold the Escrowed Cash Amount, the Escrowed Share Amount and the Escrowed Cushion at such time, and further provided that such 116 Seller shall have indemnified Buyer for such 116 Seller's failure to deliver the 116 Certificate to Buyer on or before the Remittance Date, Buyer shall, by written notice, direct the Paying Agent to (i) remit the Escrowed Cash Amount to such 116 Seller and (ii) instruct the Transfer Agent to register the Escrowed Share Amount and the Escrowed Cushion in the name of such 116 Seller.

                                  (f)       Notwithstanding anything to the
contrary contained in this Agreement, with respect to each 116 Seller entitled to the Group C Distributable Shares, as set forth in Column No. 8 on EXHIBIT I hereto, following delivery of Buyer's Tax Payment, Buyer may, by written notice, direct the Custodian to instruct the Transfer Agent, by written instructions ("Custodian's Written Instructions"), as provided in the Custodian Agreement, to register in the name of the Paying Agent a sufficient number of the Group 3 Forfeitable Custodian Shares allocable to such 116 Seller, as set forth in Column No. 11 on

EXHIBIT I hereto, so that the aggregate Closing Market Value of (i) such Group 3 Forfeitable Custodian Shares, (ii) the Escrowed Share Amount allocable to such 116 Seller, and (iii) the Escrowed Cushion allocable to such 116 Seller, is equal to Buyer's Tax Payment. Within ten (10) business days after receipt of Custodian's Written Instructions, the Paying Agent shall, by written instructions, as provided in the Paying Agent Agreement, direct the Transfer Agent to register in the name of Buyer and/or its affiliates such Group 3 Forfeitable Custodian Shares. If, however, the aggregate Transfer Market Value of such (x) Group 3 Forfeitable Custodian Shares, (y) the Escrowed Share Amount allocable to such 116 Seller, and (z) the Escrowed Cushion allocable to such 116 Seller is less than Buyer's Tax Payment for such 116 Seller, Buyer shall be entitled to indemnification from such 116 Seller pursuant to Section 10.4 hereof.

                                  (g)       In the event Buyer directs the
Custodian to accelerate the disbursement schedule of all of the Group 3 Forfeitable Custodian Shares allocated to any 116 Seller, as provided in
Section 6.12(f) hereof, and in the event the aggregate of such Group 3 Forfeitable Custodian Shares and all Manugistics Group Shares to be registered in the name of the Paying Agent at the Closing for disbursement to such 116 Seller, as set forth in Column Nos. 7, 8 and 9 on EXHIBIT I hereto, are insufficient to satisfy the Escrowed Share Amount, the Escrowed Cushion, and all state, local, FICA and medicare tax and withholding obligations of Buyer and/or its affiliates with respect to such 116 Seller, as provided in Section 3.3(c)(iii) hereof, Buyer and/or its affiliates shall be entitled to indemnification from such Seller pursuant to Section 10.4 hereof.

                          6.13    WAIVER OF RIGHTS TO SUE THE CUSTODIAN AND/OR
THE ESCROW AGENT. Each Seller hereby waives any and all rights such Seller may have to sue the Custodian and/or the Escrow Agent at any time from and after the Closing Date with respect to the actions or omissions of the Custodian under the Custodian Agreement and/or the Escrow Agent under the Escrow Agreement or with respect to taking any action inconsistent with the actions of the Paying Agent under the Custodian Agreement or the Escrow Agreement; it being acknowledged and understood that any such claims and actions shall be brought by the Paying Agent as sole agent and attorney-in-fact and representative for the Sellers under this Agreement, the Custodian Agreement and the Escrow Agreement.

                 7. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS. All obligations of Buyer under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent (any of which may be waived in writing in whole or in part by Buyer):

                          7.1     REPRESENTATIONS AND WARRANTIES TRUE AS OF
CLOSING DATE. Sellers', the Company's and the Miralta Shareholders' representations and warranties contained in this Agreement, the Schedules hereto and in any list, certificate, document or written statement specifically referred to herein or furnished by such parties to Buyer at the Closing shall be true on and as of the date hereof and shall be true on and as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date.

                          7.2     COMPLIANCE WITH THIS AGREEMENT.  Sellers and
the Company shall have performed and complied with all agreements and conditions contained in this Agreement that are required to be performed or complied with by them prior to or at the Closing.

                          7.3     SELLERS' AND THE COMPANY'S CERTIFICATES.
Buyer shall have received a certificate dated the Closing Date and signed by Sellers and the President and Secretary of the Company, certifying that the conditions specified in Sections 7.1, 7.2, 7.6, 7.7 and 7.8 have been fulfilled.

                          7.4     OPINION OF COUNSEL.  Buyer shall have
received the written opinion dated the Closing Date of Fraser & Beatty, the Company's and Sellers' counsel, substantially in the form of EXHIBIT VII hereto.

                          7.5     INFORMATION FURNISHED.  Sellers and the
Company shall have furnished Buyer with all information reasonably requested by Buyer pursuant hereto.

                          7.6     NO DAMAGE TO BUSINESS.  The properties or
business of the Company and the Subsidiary shall not have been and shall not be threatened to be adversely affected as a result of fire, explosion, earthquake, disaster, accident, flood, drought, embargo, riot, civil disturbance, uprising, activity of armed forces or act of God or public enemy. There shall not be pending or threatened any strike or any action by any governmental authority which would have an adverse effect on the properties or business of the Company or the Subsidiary.

                          7.7     NO LITIGATION.  No suit, action, proceeding,
or investigation shall have been instituted or threatened by any governmental agency or third party, and no injunction or other complaint shall have been issued and then outstanding, to restrain, prohibit or otherwise challenge or adversely affect the legality, validity or consummation of the transactions contemplated by this Agreement.

                          7.8     NOTIFICATIONS AND CONSENTS.

                                  (a)       Sellers and the Company shall have
timely given notice required to be given by them to any third party in connection with the consummation of the transactions contemplated hereby including, without limitation, required notices to the holders of any indebtedness of the Company and the Subsidiary, the lessors of any real or personal property leased by the Company or the Subsidiary, and any governmental bodies or regulatory agencies including, without limitation, all notices required under the Investment Canada Act, the Competition Act, the Securities Act (Ontario), the Securities Act (Quebec) and/or the Securities Act (Alberta) where, in the reasonable judgment of Buyer, the failure to give such notice would have an adverse effect on the businesses of the Company or the Subsidiary.

                                  (b)       Sellers and the Company shall have
received each consent or approval required to be given by any such third party in connection with the consummation of the transactions contemplated hereby including, without limitation, all consents required under the Investment Canada Act, the Competition Act, the Securities Act (Ontario), the Securities Act (Quebec) and/or the Securities Act (Alberta), where, in the reasonable judgment of Buyer, the failure to receive such consent or approval would have an adverse effect on the businesses of the Company or the Subsidiary, without resulting in the acceleration or renegotiation of any debt, the modification, cancellation or termination of any material lease, license, permit, authorization or other operating right or the subjection of Buyer to any law, ordinance, rule, regulation or condition which, in the reasonable judgment of Buyer, shall be unduly burdensome.

                                  (c)       Buyer shall have timely given all
notices required to be given by it to, and received all consents or approvals required to be given in connection therewith by, any third party in connection with the consummation of the transactions contemplated hereby including, without limitation, all notices, consents and/or approvals required under the Investment Canada Act, the Competition Act, the Securities Act (Ontario), the Securities Act (Quebec) and/or the Securities Act (Alberta).

                          7.9     RESIGNATIONS.  The Company shall have
delivered to Buyer the written resignation of each director and officer of the Company and the Subsidiary as shall be requested by Buyer. The Company also shall have delivered to Buyer the written resignation of all Trustees of each of the Benefit Plans as shall be requested by Buyer.

                          7.10    CERTIFICATES.  Buyer shall have received such
certificates or other documentation from Sellers and the Company as reasonably requested by Buyer certifying to the appropriate authorizations for the execution, delivery and performance of this Agreement by, and the incumbency of persons executing this Agreement on behalf of, those Sellers that shall be corporations or trusts or partnerships.

                          7.11    NORTHERN TELECOM LTD.  The Company shall have
delivered to Buyer a fully executed copy of a license agreement between Northern Telecom Ltd. ("Nortel") and the Company, in form and substance satisfactory to Buyer, which license agreement, among other things, secures the Company's rights to certain configurator technology owned by Nortel, and clarifies to Buyer's satisfaction that royalties payable to Nortel apply only with respect to the sale of a stand-alone configurator product, and 'that the use of the configurator engine by the Company inside other products (whether or not accomplished by a reverse engineering, disassembly, or decompilation of the source code) will not be subject to any royalty payments.

                          7.12  DUE DILIGENCE.  Buyer shall be satisfied with
the results of its due diligence investigation of the Company and the Subsidiary.

                          7.13  CONTINUATION OF THE COMPANY.  ProMIRA
Software Inc., a Canadian corporation, shall have continued its corporate existence under the Nova Scotia Companies Act, as the Company, on or before the Closing Date.

                          7.14  RECEIPT OF CERTIFICATES.  Buyer shall have
received from the Paying Agent each of the Certificates, duly endorsed in blank or with stock powers annexed thereto and duly executed in blank, in proper form for transfer of the Shares represented thereby to Buyer upon delivery.

                          7.15  BOARD OF DIRECTORS APPROVAL.  The separate
boards of directors of Manugistics Group, Buyer and the Company shall have approved the transactions contemplated by this Agreement by all necessary corporate action.

                          7.16  CURRENT EMPLOYEES.

                                  (a)       None of the Current Employees set
forth on Schedule 7.16(a) hereto shall have advised the Company or the Subsidiary that they do not intend to remain as employees and consultants of the Company or the Subsidiary, as the case may be, from and after the Closing Date.

                                  (b)       The employment and consulting
agreements with the persons identified on Schedule 7.16(b) hereto shall have been terminated, and the Company and the Subsidiary shall have delivered a written confirmation from each person identified on such Schedule of their waiver or relinquishment of all rights against the Company, the Subsidiary, Buyer and its affiliates.

                          7.17  EXERCISE OF SHARE PURCHASE RIGHTS.  None of the
Share Purchase Rights including, without limitation, any of the Options shall have been exercised, or attempt at exercise made, between the date hereof and the Closing Date.

                          7.18  ESCROW AGREEMENT.  Buyer shall have received
an original executed Escrow Agreement executed by the Paying Agent and the Escrow Agent.





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
                          7.19    CUSTODIAN AGREEMENT.  Buyer shall have
received an original executed Custodian Agreement executed by the Custodian and the Paying Agent on behalf of each of the Sellers.

                          7.20    PAYING AGENT AGREEMENT.  Buyer shall have
received an original executed Paying Agent Agreement executed by the Sellers and the Paying Agent.

                          7.21    REGISTRATION RIGHTS AGREEMENT.  Buyer shall
have received an original executed Registration Rights Agreement executed by each of the Sellers and the Paying Agent.

                          7.22    TENDER OF SHARES; CANCELLATION OF OPTIONS.
Buyer shall have received certificates endorsed for transfer of one hundred percent (100%) of the issued and outstanding shares of capital stock of the Company and acknowledgements of cancellation of one hundred percent (100%) of the outstanding options for the purchase of shares of capital stock of the Company.

                          7.23    FORM W-9.  Buyer shall have received a
completed and executed Form W-9 from each Seller which is a resident of the United States.

                          7.24    CERTIFICATES REGARDING MIRALTA LIABILITIES.
Buyer shall have received a Certificate from an officer of each of Miralta and Miralta II, in form and substance reasonably satisfactory to Buyer, certifying as to the status of all liabilities of Miralta as of the Closing Date.

                          7.25    SUBORDINATION OF DEBENTURES.  Buyer shall
have received from each Miralta Shareholder a copy of a letter from such Miralta Shareholder to Miralta and the Company, and acknowledged by the Company, Miralta and Miralta II, confirming such Miralta Shareholder's agreement to subordinate and postpone in favor of the Company all of the debts, liabilities, present and future, of Miralta II owing at any time to such Miralta Shareholder pursuant to the terms of the Debenture issued to such Miralta Shareholder up to an amount equal to such Miralta Shareholder's Proportionate Share (as defined in Section 6.11 hereof) of the amount necessary to maintain a net worth in Miralta II equal to at least Five Million Dollars (Cdn. $5,000,000.00) during the Survival Period (as defined in that certain Amalgamation Agreement referenced in Section 6.11 hereof.) A true and complete copy of such Debenture, executed by Miralta II, shall be attached to such letter.

                 8. CONDITIONS PRECEDENT TO SELLERS' AND THE COMPANY'S OBLIGATIONS. All obligations of Sellers and the Company under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent (any of which may be waived in writing in whole or in part by Sellers and the Company):





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                          8.1     REPRESENTATIONS AND WARRANTIES TRUE AS OF
CLOSING DATE. The representations and warranties of Buyer contained in this Agreement, the Schedules hereto, and in any list, certificate, document or written statement specifically referred to herein and furnished by Buyer to Sellers and the Company at the Closing in connection with the negotiation, execution or performance of this Agreement shall be true at and as of the date hereof and shall be true at and as of the Closing Date with the same effect as though such representations and warranties were made on and as of the Closing Date.


                          8.2     COMPLIANCE WITH THIS AGREEMENT.  Buyer shall
have performed and complied with all agreements and conditions contained in this Agreement that are required to be performed or complied with by it prior to or at the Closing.

                          8.3     OFFICERS' CERTIFICATES.  Sellers shall have
received a certificate dated the Closing Date and signed by the President or a Vice President of Buyer, certifying that the conditions specified in Sections
8.1 and 8.2 hereof have been fulfilled in all material respects.

                          8.4     OPINION OF COUNSEL.  The Company shall have
received the written opinion dated the Closing Date of Dilworth Paxson LLP, counsel to Buyer, substantially in the form of EXHIBIT VIII hereto.

                          8.5     SECRETARY'S CERTIFICATE.  Sellers shall have
been furnished with a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of Buyer, setting forth (i) the names, signatures and positions of the officers of Buyer who have executed this Agreement or any other document executed by Buyer and delivered to Sellers as a Closing document hereunder, and (ii) a copy of the resolutions adopted by the board of directors of Buyer authorizing the execution, delivery and performance of this Agreement.

                          8.6     NO LITIGATION.  No suit, action, proceeding
or investigation shall have been instituted or threatened by any governmental agency or any third party, and no injunction or other complaint shall have been issued and then be outstanding to restrain, prohibit or otherwise challenge or adversely affect the legality, validity or consummation of any of the transactions contemplated by this Agreement.

                          8.7     NOTIFICATIONS AND CONSENTS.  Buyer shall
have timely given all notices required to be given by it to, and received all consents or approvals required to be given in connection therewith by, any third party in connection with the consummation of the transactions contemplated hereby including, without limitation, all notices, consents and/or approvals required under the Investment Canada Act, the Competition Act,





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the Securities Act (Ontario) and/or the Securities Act (Quebec).

                          8.8     MANUGISTICS GROUP OPTIONS.  On or before the
Closing Date, Buyer and/or its affiliates shall have delivered a letter granting to those Sellers designated by the Company options to purchase shares of the common stock of Manugistics Group, $.002 per value per share, at the fair market value of such shares on the Closing Date, not to exceed 100,000 such options in the aggregate, which options shall be subject to all of the terms of Manugistics Group's Fifth Amended and Restated Employee Stock Option Plan effective April 30, 1996, as amended (the "Option Plan"), a copy of which shall have been delivered to each of such Sellers on or before the Closing Date.

                          8.9     REGISTRATION RIGHTS AGREEMENT.  Manugistics
Group shall have delivered to the Paying Agent an original executed Registration Rights Agreement executed by Manugistics Group.

                 9. FURTHER ASSURANCES. From and after the Closing, Sellers and the Paying Agent, on the one hand, and Buyer, on the other hand, agree to execute and deliver such further documents and instruments and to do such other acts and things as Buyer or Sellers, as the case may be, may reasonably request in order to effectuate the transactions contemplated by this Agreement including, without limitation, the filing of any and all notices and the obtaining of any and all third party consents in the event the transactions contemplated by this Agreement are deemed to constitute, in whole or in part, an assignment of any Proprietary Rights.

                 10.      INDEMNIFICATION.

                          10.1    EXCLUSIVE REMEDY.  Each of the parties hereto
acknowledges and agrees that its sole and exclusive recourse for any breach by the parties of their respective representations, warranties, covenants and obligations hereunder (excluding claims pursuant to the terms of the Registration Rights Agreement) shall be a claim for indemnification pursuant to this Section 10 and that any such claim shall be satisfied exclusively as provided in this Section 10.

                          10.2    DEFINITIONS.  In this Section 10, the
following terms shall have the following meanings:

                                  (a)  "Losses" shall mean any and all damages,
losses, liabilities, tax re-assessments, obligations, claims, actions, suits, proceedings, demands, assessments, judgments, encumbrances, deficiencies, costs and expenses including, without limitation, reasonable attorneys' fees and other costs and expenses incident to any action, investigation, claim or proceeding (including, without limitation, any Losses of any kind with respect to a breach of Section 4A.16 and 4B.7) suffered, sustained, incurred or required to be paid by a party and/or its





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affiliates and their respective officers, directors, agents and employees; it being acknowledged and understood that if the Buyer and/or its affiliates are the parties incurring the Losses, such Losses shall include the Losses suffered, sustained or incurred by the Company or the Subsidiary.

                                  (b)  "Pro Rata Share" with respect to a
Seller shall mean:

                                        (i)      in the case where a claim is
made against the One Year Escrow Fund or Two Year Escrow Fund as hereinafter provided, the number of Manugistics Group Shares held by the Escrow Agent in the One Year Escrow Fund or Two Year Escrow Fund, as the case may be, on behalf of such Seller relative to the total number of Manugistics Group Shares held by the Escrow Agent in the One Year Escrow Fund or Two Year Escrow Fund, as the case may be, on behalf of all Sellers; and

                                        (ii)  in the case where a claim is not
made against the One Year Escrow Fund or the Two Year Escrow Fund, the number of Manugistics Group Shares to be issued to such Seller hereunder as set forth in Column No. 5 of EXHIBIT I hereto relative to the total number of Manugistics Group Shares to be issued to all the Sellers hereunder as set forth in Column No. 5 of EXHIBIT I hereto.

                          10.3  INDEMNIFICATION BY THE SELLERS COLLECTIVELY.
The Sellers shall collectively (but severally to the extent of each Seller's Pro Rata Share and not jointly) indemnify Buyer and its affiliates and their respective officers, directors, agents and employees and hold them harmless at all times from and after the Closing Date against and in respect of any Losses by reason of any of the following:

                                        (i)  any breach or failure of
observance or performance of any representation, warranty, covenant, agreement or commitment made by the Company hereunder or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect;

                                        (ii) any claims or litigation relating
to the Company or the Subsidiary which may hereafter be brought against the Company or the Subsidiary based on conditions existing or events occurring prior to the Closing Date but which are asserted against Buyer or any of its affiliates, or their respective officers, directors, agents and employees, the Company or the Subsidiary after the Closing Date in respect of the following:
(A) any claims asserted by Risk Data Corporation and/or Mid-America Consulting Group, Inc. alleging that the Company's and/or the Subsidiary's use of any Proprietary Rights infringes upon the rights of such third party; (B) any claims asserted by Thomas Pearcey; (C) any claims asserted by Microsoft, Allaire and/or Cplex for license violations by the Company as





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referenced in that certain Software Licensing Report prepared by Harley Young, a copy of which has been provided by the Company to Buyer; and (D) any claims asserted by The Trane Company; provided, however, that nothing contained in this Section 10.3(ii) shall be interpreted or construed to limit any claim that Buyer, its affiliates and their respective officers, directors, agents and employees may have pursuant to Sections 10.3(i) hereof;

                                        (iii)  any Losses arising from any act
or omission of the Paying Agent under this Agreement, the Paying Agent Agreement, the Registration Rights Agreement, the Escrow Agreement and/or the Custodian Agreement;

                                        (iv)   any Losses arising from any
claims asserted by any third party alleging that the use by Buyer and/or its affiliates within six (6) months after the Closing Date of any of the Company's trademarks, trade names and/or service marks infringes upon the rights of any such third party; notwithstanding the foregoing, in the event that a claim of infringement is asserted during such six (6) month period, Buyer shall use commercially reasonable efforts to desist from further use of the trademark, trade name or service mark in respect of which such claim was asserted; and further provided that, nothing contained in this Section 10.3(iv) shall be interpreted and construed to limit any claim that Buyer and/or its affiliates and their respective officers, directors, agents and employees may have pursuant to Section 10.3(i) and (ii) above;

                                        (v)    any Transaction Expenses in
excess of the Expense Fund (as such terms are defined in Section 13.1 hereof) for which any claim may be made by a third party against Buyer, Company or Subsidiary;

                                        (vi)   any breach or failure of
observance or performance of any representation, warranty, covenant, agreement or commitment made by any of the Sellers under the Paying Agent Agreement; and

                                        (vii)  any and all Losses incident to
the foregoing including, without limitation, reasonable legal and accounting fees and disbursements, incidental to or in respect of the foregoing.

Notwithstanding the foregoing, the Sellers, other than the Miralta Shareholders, shall have no liability for matters covered by the indemnity set forth in Section 10.5 below.

                          10.4  INDEMNIFICATION BY A SELLER INDIVIDUALLY.  Each
Seller individually (severally to the extent of his Pro Rata Share) shall indemnify Buyer and its affiliates and the respective officers, directors, agents and employees, the Company and the Subsidiary and hold them harmless at all times from and





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
after the Closing Date against and in respect of any Losses by reason of any of the following:

                                        (i)      any breach or failure of
observance or performance of any representation, warranty, covenant, agreement or commitment made by such Seller individually but not collectively with the other Sellers hereunder or as a result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect; and

                                        (ii)     any payment that Buyer and/or
its affiliates is required to make in respect of U.S. or Canadian withholding taxes pursuant to Section 116 of The Income Tax Act (Canada) or otherwise, including, without limitation, state, local, FICA and Medicare tax and withholding obligations;

                                        (iii)    any and all Losses incident to
the foregoing including, without limitation, reasonable legal and accounting fees and disbursements, incidental to or in respect of the foregoing.

                          10.5  INDEMNIFICATION BY MIRALTA SHAREHOLDERS.  The
Miralta Shareholders shall severally (but not jointly), in addition to any indemnification obligations they may have pursuant to Sections 10.3 or 10.4 hereof, indemnify the Buyer and its affiliates and their respective officers, directors, agents and employees, the Company and the Subsidiary and hold them harmless at all times from and after the Closing Date against and in respect of any and all Losses by reason of any of the following:

                                        (i)      any breach or failure of
observance or other performance by the Miralta Shareholders of their respective representations, warranties and covenants, agreements or commitments arising under Section 6.11 and with respect to Miralta under Sections 4A.9, 4A.10 and 4A.27 of this Agreement, or as a result of such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect; and

                                        (ii)     any and all Losses incident to
the foregoing including, without limitation, reasonable legal and accounting fees and disbursements, incidental to or in respect of the foregoing.

                          10.6  INDEMNIFICATION BY BUYER. Buyer indemnifies
each of the Sellers and holds each of them harmless at all times from and after the Closing Date against and in respect of any Losses by reason of any of the following:

                                        (i)      any breach or failure of
observance or performance of any representation, warranty, covenant, agreement or commitment made by Buyer in this Agreement, or as a





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
result of any such representation, warranty, covenant, agreement or commitment being untrue or incorrect in any respect; and

                                        (ii)     any and all Losses incident to
any of the foregoing including, without limitation, reasonable legal and accounting fees and disbursements incidental to or in respect of the foregoing.

                          10.7  INDEMNIFICATION BY THE PAYING AGENT.  The
Paying Agent indemnifies Buyer and its affiliates and their respective officers, directors, agents and employees, the Company and the Subsidiary and holds them harmless at all times from and after the Closing Date against and in respect of any Losses by reason of any of the following:

                                        (i)      any breach or failure of
observance or performance by the Paying Agent of its representations, warranties or covenants under any of the Transaction Agreements or as a result of any such representation, warranty or covenant, agreement or commitment being untrue or incorrect in any respect; and

                                        (ii)     any and all Losses incident to
the foregoing including, without limitation, reasonable legal and accounting fees and disbursements, incidental to or in respect of the foregoing.

                          10.8  INDEMNIFICATION FLOOR.  Notwithstanding any
provision of this Agreement or the Escrow Agreement to the contrary, an indemnitor (an "Indemnitor")) shall only be required to indemnify and hold harmless an indemnified party (an "Indemnified Party") under this Agreement, whether pursuant to claims from the One Year Escrow Fund or the Two Year Escrow Fund, or otherwise, other than claims pursuant to Section 10.3(v), to the extent that the Losses (as defined in Sections 10.2(a) hereof) incurred by an Indemnified Party, either individually or in the aggregate, exceed Two Hundred Fifty Thousand Dollars (US $250,000.00) (the "Indemnification Floor"), whereupon any claim for indemnification in excess of the Indemnification Floor may be asserted at the discretion of the Indemnified Party; provided, however, that the sum of Two Hundred Fifty Thousand Dollars (US $250,000.00) shall be the entire amount of the Indemnification Floor for an Indemnified Party regardless of whether the claim of such Indemnified Party is asserted against the One Year Escrow Fund, the Two Year Escrow Fund, or otherwise

                          10.9  PERIOD OF INDEMNITY.  The aforesaid
indemnities of the Sellers, Buyer, the Miralta Shareholders and the Paying Agent shall remain in full force and effect as they relate to breaches of representations, warranties or covenants made by the Sellers, the Miralta Shareholders, Buyer and/or the Paying Agent, for the period provided in Section 11 hereof; provided, however, if at the expiration of the appropriate period any claim or





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
assessment for indemnification has been asserted but not fully determined, or any audit or other proceeding with respect to any matter has been initiated, such period will be extended as to such claim, assessment, audit or other proceeding until it is finally determined or concluded.

                          10.10  LIMITATION ON INDEMNIFICATION; RECOURSE TO
ESCROW FUNDS.

                                  (a)       Except as set forth in Section
10.10(c) below, if the Indemnified Party is the Buyer, its affiliates and their respective officers, directors, agents and employees, the Indemnified Party's sole and exclusive recourse with respect to matters identified in Section 11 as having a One Year Survival Period (as defined in Section 11 hereof) shall be limited to the One Year Escrow Fund, except that with respect to matters identified in Section 11 as having a Two Year Survival Period (as defined in Section 11 hereof), such Indemnified Party shall, in addition, at its option, also have recourse to the Two Year Escrow Fund.

                                  (b)       Notwithstanding anything to the
contrary contained in Section 10.10(a) hereof, to the extent that the One Year Escrow Shares and any other amounts in the One Year Escrow Fund are insufficient to meet any of the claims which are not otherwise covered by the Two Year Escrow Fund pursuant to Section 3.3(a)(iii), namely claims against the Sellers arising during the first year following the Closing Date for the breach or non-fulfillment of any representation, warranty or covenant pursuant to Sections 4B.1, 4B.2, 4B.3, 4B.4, 4B.5, 4B.6, 4B.7, 4B.9 and/or 4B.10 hereof by reason of claims or payments made pursuant to Section 10.3 hereof, Buyer and its affiliates and their respective officers, directors, agents and employees may seek recourse against the Two Year Escrow Fund to the extent of any deficiency in the One Year Escrow Fund, as a result of any claims or payments having been made pursuant to Section 10.3.

                                  (c)       Notwithstanding anything to the
contrary contained in this Section 10.10, or in Section 11 with respect to the One Year Survival Period and the Two Year Survival Period, Buyer, its affiliates and their officers, directors, agents and employees shall also have recourse at any time against (i) the Sellers outside of the One Year Escrow Fund and the Two Year Escrow Fund but only for any and all Losses (as defined in Sections 10.2(a) hereof) arising out of the acts or omissions of the Paying Agent under any of the Transaction Agreements and any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment made by the Sellers pursuant to Section 6.5 hereof, or as a result of any such representation, warranty, covenant, agreement or commitment being untrue in any respect; (ii) the Paying Agent for matters identified in
Section 10.7 hereof and (iii) any payments required pursuant to Section 10.4(ii) hereof.





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                          10.11  PROCEDURAL JOINDER OF SELLERS.
Notwithstanding the fact that the Sellers are severally (but not jointly) liable to the Buyer and/or its affiliates and their respective officers, directors, agents and employees under this Agreement, in the event Buyer and/or its affiliates and their respective officers, directors, agents or employees pursue any claim for indemnification against any of the Sellers under this Agreement outside of the Escrow Funds pursuant to Section 10.3(iii) or the Miralta Shareholders pursuant to Section 10.5, Buyer and/or its affiliates and their respective officers, directors, agents and employees, as applicable, may, at their option, procedurally join any number of Sellers in a single action for purposes of determining their respective Pro Rata Share of liability, and each Seller hereby consents and agrees to any such joinder.

                          10.12   NOTICE TO THE INDEMNITOR.  As soon as
practicable after the assertion of any claim by a third party or the occurrence of any event which may give rise to a claim for indemnification from an Indemnitor under this Section 10, an Indemnified Party shall notify the Indemnitor (notice shall be provided to the Paying Agent where a Seller is the Indemnitor) in writing of such claim. Such notice shall also specify the clause of the Agreement under which such claim is made and specify in reasonable detail each item of Loss including the amount thereof, if reasonably ascertainable, the date such Loss was incurred, properly accrued or is reasonably anticipated and the basis for any anticipated Loss. The failure to give notice shall not prevent claims for indemnity except to the extent that the Indemnitor can demonstrate that it has been prejudiced by such failure.

                          10.13   RIGHTS OF PARTIES TO SETTLE OR DEFEND.

                                  (a)       Except as hereinafter provided, the
Indemnitor shall have the right to contest, defend or settle any claim by a third party or resulting from the occurrence of any event which may give rise to a claim for indemnification from an Indemnitor under this Section 10 and to engage counsel in respect thereof. If the Indemnitor determines not to contest such claim or shall fail to undertake the defense or carriage of such claim within ten (10) days of being notified of such claim, or if, in the reasonable opinion of the Indemnified Party, any such claim or demand involves an issue or matter which could have a materially adverse effect on the business, operations, assets, properties or prospects of the Indemnified Party and/or its affiliates, the Indemnified Party shall have the right to contest and defend against such claim and to be reimbursed for its reasonable costs and expenses incurred in connection therewith. If the Indemnitor determines to contest such claim, the Indemnified Party shall have the right to be represented, at its own expense by its own counsel and accountants, their participation to be subject to the reasonable direction of the Indemnified Party. In either case, the party not assuming the





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defense or carriage of the claim (the "Other Party") shall make available to the party assuming the defense or carriage of the claim (the "Defending Party") and its attorneys and accountants, at all reasonable times during normal business hours, all books, records, and other documents in its possession relating to such claim. The Defending Party in any such claim shall be furnished all reasonable assistance in connection therewith by the Other Party.

                                  (b)  The Defending Party shall forthwith
notify the Other Party in writing of all settlement offers proposed by a party asserting a third-party claim. In the event the Defending Party receives such settlement proposal or desires to settle any such third-party claim (whether or not contested by the Indemnitor), the Defending Party shall advise the Other Party of the amount of the proposed settlement (the "Proposed Settlement"). If the Proposed Settlement is unsatisfactory to the Other Party, acting reasonably, the Other Party shall have the right, at its expense, to contest such claim by giving written notice of such election to the Defending Party within ten (10) days after the Other Party has been advised of the Proposed Settlement. If the Other Party does not deliver such written notice within ten
(10) days after the Other Party has been advised of the Proposed Settlement, the Defending Party may offer the Proposed Settlement to the third party making such claim, and the Other Party shall be deemed to have approved such Proposed Settlement. If the Proposed Settlement is not accepted by the party making such claim, any new Proposed Settlement which the Defending Party may wish to present to the party making such claim shall first be presented to the Other Party who shall have the right, subject to the conditions hereinabove set forth in this Section, to contest such claim. In all such events, the Indemnitor shall indemnify the Indemnified Party and hold it harmless against and from any and all costs of defense, payment or settlement, including reasonable attorneys' fees incurred in connection therewith. Notwithstanding the foregoing, in the event that the Indemnified Party is the Other Party and it refuses to approve any Proposed Settlement which the Indemnitor recommends unless such recommendation is in the reasonable opinion of the Indemnified Party,, not unduly prejudicial to the Indemnified Party, the Indemnitor shall not be responsible for any Losses (which shall, for greater certainty, include the legal expenses incurred by the Indemnified Party after the date of the refusal of such Proposed Settlement) in excess of the amount of the Proposed Settlement.

                          10.14   REIMBURSEMENT.  At the time that any Loss
which is subject to indemnification hereunder or at the time the amount of any liability on the part of the Indemnitor is determined (which in the case of payments to third persons shall be the earlier of (i) the date of such payments or (ii) the date that a court of competent jurisdiction shall enter a final judgment, order or decree (after exhaustion of appeal rights establishing





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such liability), the Indemnitor shall forthwith, upon notice from the
Indemnified Party, pay to the Indemnified Party the amount of the indemnity claim; provided, however, that unless the Indemnitor expressly denies in writing its indemnity obligation hereunder, the Indemnitor shall pay the reasonable attorneys' fees and other litigation expenses from time to time incurred by the Indemnified Party promptly upon the submission of invoices therefor by the Indemnified Party. If such amount and/or attorneys' fees and other litigation expenses are not paid forthwith, then, regardless of any denial of any indemnity obligation, the Indemnified Party may, at its option, take legal action against the Indemnitor for reimbursement in the amount of its indemnity claim and/or attorneys' fees and other litigation expenses. For purposes hereof, the indemnity claim shall include the amounts so paid (or determined to be owing) by the Indemnified Party, together with costs and reasonable attorneys' fees and interest on the foregoing items at the rate of twelve percent (12%) per annum from the date the obligation is due from the Indemnified Party to the Indemnitor, as hereinabove provided, until the indemnity claim shall be paid in full.

                 11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Except as specifically provided herein to the contrary, the representations, warranties, covenants or agreements in this Agreement, in any Schedule hereto or in any list, certificate, document or written statement furnished or delivered by any such party pursuant hereto shall survive the Closing, and shall remain in full force for a period of one (1) year after the Closing Date (and any claim for indemnification in respect thereof shall be made within such one (1) year period), notwithstanding any investigation conducted before or after the Closing or the decision of any party to complete the Closing (the "One Year Survival Period"). Notwithstanding the foregoing, (a) the respective representations, warranties and covenants of the Company and the Sellers under Sections 4A.16, 4A.27, 4A.29(h), 4A.30, 4A.39(b) and 4B.8, 6.5 and 6.12 of this
Agreement, and Sellers indemnity for any act or omission of the Paying Agent arising under any of the Transaction Agreements, the representations and warranties and covenants of the Miralta Shareholders under Section 6.11 and with respect to Miralta under Section 4A.27 hereof, and any and all claims against any of the Sellers for withholding tax obligations of Buyer or its affiliates under Section 116 of the Income Tax Act (Canada), or otherwise, including, without limitation, state, local, FICA and medicare tax and withholding obligations, shall survive the Closing, and shall remain in full force for a period of two (2) years after the Closing Date (and any claim for indemnification in respect thereof shall be within such two (2) year period), notwithstanding any investigation conducted before or after the Closing or the decision of any party to complete the Closing (the "Two Year Survival Period"). Notwithstanding anything to the contrary contained herein, the representations, warranties covenants and indemnities of the Sellers and the Paying Agent set





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forth in Section 10.10(c) hereof shall survive the Two Year Survival Period for the applicable statute of limitations period. If, however, at the expiration of the applicable survival period described in this Section 11 any claim or assessment of indemnification has been asserted but not fully determined, and/or any audit or other proceeding with respect to any matter has been initiated, such period will be extended as to such claim, assessment, audit or other proceeding until it is finally determined or concluded.

                 12.      BROKERS' AND FINDERS' FEES.

                          12.1    SELLERS.  Sellers represent and warrant to
Buyer that all negotiations relative to this Agreement have been carried on by it directly without the intervention of any person or entity, other than Donaldson, Lufkin and Jenrette, who or which may be entitled to a brokerage fee or other commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, and Sellers severally agree to indemnify and hold Buyer harmless against any and all claims, losses, liabilities or expenses which may be asserted against Buyer and/or its affiliates as a result of the Company's, Sellers' or any of their affiliates' dealings, arrangements or agreements with any such other person or entity, including, without limitation, to the extent of the amount, if any, not provided for in Section 13.1 hereof with respect to Donaldson, Lufkin and Jenrette.

                          12.2    BUYER.  Buyer represents and warrants to
Sellers that all negotiations relative to this Agreement have been carried on by it directly without the intervention of any person or entity who or which may be entitled to any brokerage fee or other commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, and Buyer agrees to indemnify and hold Sellers harmless against any and all claims, losses, liabilities or expenses which may be asserted against them as a result of Buyer's or any of its affiliates' dealings, arrangements or agreements with any such other person or entity.

                 13.      ADDITIONAL COVENANTS AND ACKNOWLEDGMENTS.

                          13.1    EXPENSES.  Each party hereto shall pay its
own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, at the Closing, Buyer shall instruct its bank to wire transfer to an account designated by the Company the sum of One Million Five Hundred Thousand Dollars (US $1,500,000.00) (the "Expense Fund") for reasonable expenses (collectively, the "Transaction Expenses") approved by Buyer (including, without limitation, legal and accounting fees and the fees of Donaldson, Lufkin and Jenrette) and incurred by the

Company in connection with the negotiation and preparation of this Agreement and the transactions contemplated hereby and the amalgamation of Miralta and ProMIRA Software Inc., a Canadian corporation, predecessor by way of amalgamation of the Company. The Company shall disburse the Expense Fund as soon as practicable following receipt of appropriate invoices for Transaction Expenses. Immediately upon payment of all invoices approved by Buyer, Buyer shall have no further liability to the Company or the Sellers or any of the creditors who may assert claims for matters contemplated by this Section 13.1 with respect to payment of any Transaction Expenses. In the event the Transaction Expenses, in the aggregate, are less than the full amount of the Expense Fund, the Company will pay an amount equal to the lesser of (a) Ten Thousand Dollars (US $10,000.00) and (b) such balance of the Expense Fund remaining after payment of the Transaction Expenses to the Paying Agent for disbursement to its professional advisors for those expenses reasonably incurred by the Paying Agent in connection with the administration of his duties under the Paying Agent Agreement, which amount shall be held by Paying Agent pending disbursement thereof to such professional advisors from time to time.

                          13.2    PRESS RELEASES.  Except as required by a
judicial, regulatory or governmental authority with competent jurisdiction including, without limitation, obligations of Manugistics Group to make public disclosure under Federal and state securities laws, and except as required by the rules of the National Association of Securities Dealers applicable to Manugistics Group, no party hereto shall issue any press release or otherwise make public any information with respect to this Agreement or the transactions contemplated hereby prior to the Closing Date without the consent of all other parties to this Agreement.

                          13.3    CONFIDENTIALITY.  The parties agree that all
discussions, negotiations and transactions contemplated hereby, and all information exchanged pursuant hereto and in connection with due diligence, shall be kept strictly confidential, except as otherwise provided in this
Section 13.3. Further, Buyer agrees that all data and information furnished by the Company to Buyer in connection with its due diligence shall be maintained on a confidential basis and shall not be disclosed to any third parties not employed by Buyer or its affiliates, other than their attorneys, accountants and financial advisors; provided, however, that nothing in this Section 13.3 shall be construed to prevent Buyer or its affiliates from contacting the Company's or the Subsidiary's customers set forth on Schedule 4A.35 hereto.

                          13.4    RIGHTS TO UNDECLARED DIVIDENDS.  The
Preferred Shareholders hereby waive their respective rights to any and all undeclared dividends payable with respect to any Class B Preferred Shares, Class C Preferred Shares and Class D Preferred Shares - Series 1 owned by such Preferred Shareholders including, without limitation, any such dividends that may otherwise be payable with respect to the Class D Preferred Shares - Series 1, as set forth on Schedule
13.4 hereto.

                          13.5    ACKNOWLEDGEMENT.  Each Seller hereby
acknowledges and agrees that the consideration payable hereunder for his respective Shares as allocated to such Seller as provided in Schedule 1 hereto, may not represent a pro rata allocation of the Purchase Price among all of the Sellers, or even among those Sellers owning the same class of Shares or those Sellers owning Options for the same class of shares of the Company. Further, each Seller hereby acknowledges and agrees that such Seller has had a full and fair opportunity to review the content of EXHIBIT I hereto and the allocation of the Purchase Price provided thereby and has had a full and fair opportunity to consult with such Seller's independent counsel with respect thereto. Based upon the foregoing, each Seller hereby consents and agrees to the allocation of the Purchase Price among the Sellers as provided in EXHIBIT I hereto and hereby waives any and all rights such Seller may have under any federal, provincial or other applicable legislation to require a distribution of the Purchase Price among the Sellers other than as provided in EXHIBIT I hereto.

                 14. CONTENTS OF AGREEMENT. Except for the No Shop Agreement, this Agreement, including the Exhibits and Schedules hereto, set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. This Agreement shall not be amended except by a written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.

                 15. ASSIGNMENT AND BINDING EFFECT. This Agreement may not be assigned by either party hereto without the prior written consent of the other party; provided, however, Buyer may assign this Agreement to any of its subsidiaries or affiliates, without Sellers' consent, as long as, in such event, Buyer shall remain liable for its obligations hereunder. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

                 16. WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

                 17. TERMINATION. This Agreement may be terminated as follows:


                          17.1 MUTUAL CONSENT.  By Buyer and by the Paying
Agent on behalf of Sellers mutually agreeing to terminate this

Agreement; or

                          17.2 BY BUYER.

                                  (a)       If any of the conditions provided
in Section 7 hereof have not been met or have not been waived on or before the Closing Date, except if such failure has resulted by reason of a breach by such party of any of its material obligations hereunder; or

                                  (b)       If a material adverse change in the
business or operations (financial or otherwise) of the Company or the Subsidiary occurs; or

                                  (c)       If the board of directors of
Manugistics Group or Buyer fails to approve the transactions contemplated by this Agreement prior to the Closing Date or reasonably determines that its fiduciary responsibilities to its shareholders requires that the Agreement be terminated; or

                          17.3    BY SELLERS.

                                  (a)       If any of the conditions provided
in Section 8 hereof have not been met or have not been waived on or before the Closing Date, except if such failure has resulted by reason of a breach by such party of any of its material obligations hereunder; or

                                  (b)       If a material adverse change in the
business or operations (financial or otherwise) of Manugistics Group occurs; provided, however, any fluctuation in the per share market price of the common stock of Manugistics Group, par value $.002 per share, shall not constitute such a material adverse change; or

                                  (c)       If the Company's board of directors
reasonably determines that its fiduciary responsibilities to its shareholders requires that it recommend to its shareholders that this Agreement be terminated because of a receipt of a higher offer to the Sellers for the Shares; provided, however, Buyer has been afforded the opportunity for no less than thirty (30) days following written notice of such higher offer to consider whether or not it wishes to match such offer. If Buyer fails to elect to meet such higher offer within such thirty-day period, Sellers shall cause the Company to pay, and the Company shall pay, a break-up fee to Buyer equal to Two Million Dollars (US $2,000,000.00) (the "Break-Up Fee").

Except as otherwise provided in this Section 17, any termination pursuant to this Section 17 shall be without liability on the part of any party to the other party hereto.

                 18. NOTICES. Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed given only if delivered to the party personally or sent to the party by overnight courier, postage prepaid, addressed to the party at its address set forth below:

                          IF TO BUYER:

                          c/o Manugistics, Inc.
                          2115 East Jefferson Street
                          Rockville, Maryland 20852-4999
                          Attn: Helen Nastasia, Esq.,
                                  General Counsel

                          WITH COPIES TO:

                          Dilworth Paxson LLP
                          3200 Mellon Bank Center
                          1735 Market Street
                          Philadelphia, Pennsylvania 19103-7595
                          Attn:  Harriet J. Koren, Esquire


                          IF TO THE COMPANY:

                          ProMIRA Software Incorporated
                          2650 Queensview Drive
                          Suite 100
                          Ottawa, Ontario  K2B 8H6
                          Canada
                          Attn: Dan McCarthy

                          WITH COPIES TO:

                          Fraser & Beatty
                          180 Elgin Street
                          Suite 1200
                          Ottawa, Ontario  K2P 2K7
                          Canada
                          Attn: T.A. Houston

                          IF TO THE MIRALTA SHAREHOLDERS:

                          c/o Miralta Capital Inc.
                          475 Dumont Avenue
                          Suite 300
                          Dorval, Quebec H9S 5W2
                          Attn:  Robert Mee, Vice President

                          WITH COPIES TO:

                          Heenan Blaikie
                          1250 Rene - Levesque Blvd. West

                          Suite 2500
                          Montreal, Quebec
                          Canada H3B 4Y1
                          Attn:  Richard Lewin

                          IF TO WEXFORD:

                          411 W. Putnam Avenue
                          Greenwich, Connecticut  06830
                          Attn:  Paul Jacobi

                          WITH COPIES TO:

                          O'Sullivan Graev & Karabell, LLP
                          30 Rockefeller Plaza, 41st Floor
                          New York, New York  10112
                          Attn: Ilan S. Nissan, Esquire

                          IF TO INSIGHT:

                          122 E. 42nd Street, Suite 2300
                          New York, New York  10168
                          Attn:  Jeff Horing

                          WITH COPIES TO:

                          O'Sullivan Graev & Karabell, LLP
                          30 Rockefeller Plaza, 41st Floor
                          New York, New York  10112
                          Attn: Ilan S. Nissan, Esquire

                          IF TO THE MANAGING SHAREHOLDERS:

                          c/o Martin Horne
                          ProMIRA Software Incorporated
                          2650 Queensview Drive
                          Suite 100
                          Ottawa, Ontario K2B 8H6
                          Canada

                          WITH COPIES TO:

                          Fraser & Beatty
                          180 Elgin Street
                          Suite 1200
                          Ottawa, Ontario  K2P 2K7
                          Canada
                          Attn:  T.A. Houston

                          IF TO PAYING AGENT:

                          Robert Mee/Christopher Winn
                          Miralta Capital Inc.

                          475 Dumont Avenue
                          Suite 300
                          Dorval, Quebec H9S 5W2
                          Canada

                          WITH COPIES TO:

                          Fraser & Beatty
                          180 Elgin Street
                          Suite 1200
                          Ottawa, Ontario  K2P 2K7
                          Canada
                          Attn:  T.A. Houston

                          IF TO THE TRANSFER AGENT:

                          Boston EquiServe Limited Partnership
                          150 Royall Street
                          Canton, Massachusetts  02021
                          Attn: Lisa Y. Quinn, Account Manager

                          IF TO THE CUSTODIAN:

                          State Street Bank and Trust Company
                          Two International Place
                          Boston, Massachusetts  02110-2804
                          Attn: Lisa Guymont
                                  Corporate Trust Department


                          IF TO THE ESCROW AGENT:

                          State Street Bank and Trust Company
                          Two International Place
                          Boston, Massachusetts  02110-2804
                          Attn: Lisa Guymont
                                  Corporate Trust Department


or to such other address or person as any party may have specified in a notice duly given to the other party as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, telegraphed or mailed.

                 19. GOVERNING LAW. This Agreement, excluding the Custodian Agreement and the Escrow Agreement, shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware as applied to contracts made and fully performed therein.

                 20. CONSENT TO JURISDICTION AND SERVICE. The parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts of the State of Delaware and of any Federal court located in said state in connection with any actions or proceedings brought against any party hereto arising out of or relating to this Agreement. In any such action or proceeding, the parties hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by overnight courier directed to such parties at their respective addresses in accordance with Section 18 hereof.

                 21. NO BENEFIT TO OTHERS. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns and they shall not be construed as conferring, and are not intended to confer, any rights on any other persons.

                 22. SECTION HEADINGS. All section headings are for convenience only and shall in no way modify or restrict any of the terms or provisions hereof.

                 23. SCHEDULES AND EXHIBITS. Unless otherwise expressly provided herein, all Schedules and Exhibits referred to herein are intended to be and hereby are specifically made a part of this Agreement. Notwithstanding that the Schedules referenced in this Agreement are not attached hereto, as specified herein, the parties acknowledge that each of such Schedules were delivered at the Closing.

                 24. INTERPRETATION. The masculine (or neuter) pronoun and the singular number shall include the masculine, feminine and neuter genders and the singular and plural numbers. A reference to a person shall mean a natural person, a trustee, a corporation, a partnership and any other form of legal entity. All references in the singular or plural shall be deemed to have been made, respectively, in the plural or singular number as well, as the context may require.

                 25. BUSINESS DAY. For purposes of this Agreement, the term "business day" shall mean any day during the year on which banks are not authorized to be closed in the States of Delaware and Massachusetts, United States of America or the Provinces of Nova Scotia and Ontario, Canada.

                 26. PREPARATION OF AGREEMENT. The parties acknowledge that they have requested and are satisfied that this Agreement be drawn up in English. Les parties reconnaissent qu'elles ont exige que la presente convention soit redigee en anglais et s'en declarent satisfaites.

                 27. SCHEDULES. For purposes of this Agreement, with respect to any matter that is clearly disclosed in any schedule to this Agreement in response to the information called for by the corresponding section of this Agreement in such a way as to make its relevance to the information called for by another section of this Agreement clearly apparent, such matter shall be deemed to have been included in the schedule corresponding to such other section.

                 28. COUNTERPARTS. This Agreement may be executed in two or more counterparts, including, without limitation, execution by facsimile, each of which shall be deemed an original, and Sellers, Buyer, the Company and the Paying Agent may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                 IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Stock Purchase Agreement as of the date first above written.

Attest:                                     MANUGISTICS NOVA SCOTIA COMPANY


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


Attest:                                     PROMIRA SOFTWARE INCORPORATED


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            ------------------------------
                                            ROBERT MEE, Paying Agent


                                            ------------------------------
                                            CHRISTOPHER WINN, Paying Agent


Attest:                                     ARCA INVESTMENTS INC.


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:

                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION


Attest:                                     CAPITAL D'AMERIQUE CDPQ INC.


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:

                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION

                       [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                     CBC PENSION BOARD OF TRUSTEES


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE FUND


Attest:                                     GEE & CO.


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION


Attest:                                     THE CANADA TRUST COMPANY A/C
                                            058-105800-7


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:

                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION





                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                     MCGILL UNIVERSITY PENSION FUND


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE FUND


Attest:                                     ROYAL TRUST CORPORATION OF CANADA
                                            IN TRUST FOR ACCOUNT NO.
                                            083166009


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION


Attest:                                     ROYAL TRUST CORPORATION OF CANADA
                                            IN TRUST FOR ACCOUNT NO.
                                            029361001


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION






                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                     ASSOCIATION DE BIENFAISANCE ET DE
                                            RETRAITE DES POLICIERS DE LA
                                            COMMUNAUTE URBAINE DE MONTREAL


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE FUND


Attest:                                     ONTARIO HYDRO IN TRUST FOR THE
                                            PENSION FUND


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE FUND


Attest:                                     SUN LIFE ASSURANCE COMPANY
                                            OF CANADA


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION





                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                     THE CANADA TRUST COMPANY
                                            ACCOUNT NO. 055-180251-6



                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION


Attest:                                     ALTACAP INVESTORS INC.


                                            BY:
-------------------------                   ------------------------------
Title:                                           Title:


                                            BY:
                                            ------------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION



                                            ---------------------------------
                                            Kelly Horne



                                            ---------------------------------
                                            Martin Horne



                                            ---------------------------------
                                            Ron Horne



                                            ---------------------------------
                                            Teresa Horne


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                            The Horne Family Trust


                                            By:
                                               ------------------------------
                                               Trustee


                                            By:
                                               ------------------------------
                                               Trustee

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            TRUST


                                            ---------------------------------
                                            Dan McCarthy


                                            ---------------------------------
                                            Linda McCarthy


                                            ---------------------------------
                                            Steve Traplin


                                            ---------------------------------
                                            Laura Traplin


                                            ---------------------------------
                                            Barry Sexton


                                            ----------------------------------
                                            Melissa Sexton


Attest:                                     Laurentian Bank of Canada
                                            ITF Stephen A. Traplin

                                            By:
------------------------                       -----------------------------
Title:                                         Title:


                                            I HAVE AUTHORITY TO BIND THE
                                            CORPORATION



                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                     RBC Dominion Securities
                                            ITF Martin Horne


                                            BY:
-------------------------                        ----------------------------
Title:                                           Title:

                                            I HAVE AUTHORITY TO BIND THE
                                            CORPORATION


Attest:                                     RBC Dominion Securities
                                            ITF Barry Sexton


                                            BY:
--------------------------                       ----------------------------
Title:                                           Title:

                                            I HAVE AUTHORITY TO BIND THE
                                            CORPORATION


Attest:                                     RBC Dominion Securities
                                            ITF Dan McCarthy


                                            BY:
---------------------------                      -----------------------------
Title:                                           Title:

                                            I HAVE AUTHORITY TO BIND THE
                                            CORPORATION


                                            --------------------------------
                                            Peter Turk


                                            --------------------------------
                                            Lois Turk


                                            --------------------------------
                                            Isabel Pedersen





                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                            PETER AND LOIS TURK IN TRUST
                                            FOR MATTHEW TURK


                                            BY:
                                              ----------------------------
                                              Peter Turk, Trustee


                                            BY:
                                               -----------------------------
                                               Lois Turk, Trustee


                                            WE HAVE AUTHORITY TO BIND THE TRUST


                                            PETER AND LOIS TURK IN TRUST
                                            FOR TIMOTHY TURK


                                            BY:
                                               -----------------------------
                                               Peter Turk, Trustee


                                            BY:
                                               ------------------------------
                                               Lois Turk, Trustee

                                            WE HAVE AUTHORITY TO BIND THE TRUST




---------------------------                 ---------------------------
Jose Alamo                                  Jason Alward



---------------------------                 ---------------------------
Rodney Anderson                             Kathi Armour



---------------------------                 ---------------------------
Carlo Bossio                                Donald Burrows



---------------------------                 ---------------------------
Ingrid Bongartz                             Lee Boal




                      [SIGNATURES CONTINUED ON NEXT PAGE]

---------------------------                 ---------------------------
Janet Casselman                             Miriam Connolly



---------------------------                 ---------------------------
Todd DaFoe                                  Cory Desjardins



---------------------------                 ---------------------------
Dereck Dick                                 Charles Dumouchel



---------------------------                 ---------------------------
Sara Davey                                  Colleen Horne


---------------------------                 ---------------------------
Jan Huus                                    Robert MacMillan



---------------------------                 ---------------------------
Brett McAteer                               Jean McAteer



---------------------------                 ---------------------------
Bob McCallum                                Dusko Misic



---------------------------                 ---------------------------
Sinisa Removic                              Mike Riley



---------------------------                 ---------------------------
Gilles Rioux                                Jody Royer



---------------------------                 ---------------------------
Isabelle Saint-Laurent                      Daniel Sivret



---------------------------                 ---------------------------
Sirpa Tarssanen                             Susan Taylor



---------------------------                 ---------------------------
Dominic Thomas                              Bert van Galder



---------------------------                 ---------------------------
Laura Vidalis                               Marriam Wahab


                      [SIGNATURES CONTINUED ON NEXT PAGE]

---------------------------                 ---------------------------
Kai Wang                                    Keith Wright



---------------------------                 ---------------------------
Harley Young                                Chris Bathory



---------------------------                 ---------------------------
Gary Davies                                 Robin Clouthier


Attest:                                     RBC Dominion Securities ITF
                                            Brett McAteer


                                            BY:
---------------------------                 ---------------------------
Title:                                            Title:

                                            I HAVE AUTHORITY TO BIND THE
                                            COMPANY





                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                            INSIGHT VENTURE PARTNERS I, L.P.

Attest:                                     BY: Insight Venture Associates, LLC,
                                                a Delaware limited liability
                                                company, Its General Partner


                                            BY:
---------------------------                 ---------------------------
Title:                                           Title:


                                            BY:
                                            ---------------------------
                                                 Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            COMPANY

(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                            WEXFORD INSIGHT CANADA, L.P.

Attest:                                     BY:  Wexford Management LLC, a
                                                 Delaware limited liability
                                                 company, Its General Partner


                                            BY:
---------------------------                 ---------------------------
Title:                                         Title:


                                            BY:
                                            ---------------------------
                                                Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION

(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

----------------------------
Robert DiCristina

(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

-------------------------------
Marvin Jensen

(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

------------------------------
Dan Kniska


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

--------------------------------
Joseph Simmons


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

--------------------------------------
Tim Tanner


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

-------------------------------
Dana Williams


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                     Smith Barney, IRA
                                            C/F Robert DiCristina


                                            BY:
---------------------------                 --------------------------------
Title:                                            Title:

                                            I/WE HAVE AUTHORITY TO BIND THE
                                            CORPORATION

(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

-----------------------------------
Dan Allan


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

----------------------------
Steve Baxter


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

-----------------------------------
Andy Carlson


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

--------------------------
Mike Gaudet


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

-----------------------------------
Derek Hoffman


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----


                      [SIGNATURES CONTINUED ON NEXT PAGE]

--------------------------------
Mike Ryan


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

----------------------------------
Bob Carlson


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

------------------------------------
Leo Harmon


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

------------------------------------
Scott Macdonald


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

------------------------------
Loren Thompson


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

-------------------------------
Brad Whitmore


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

-----------------------------
Hie Jung Yoon


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                      [SIGNATURES CONTINUED ON NEXT PAGE]

----------------------------
Craig Wibby


(a)              The undersigned Seller is a natural person whose individual net worth, or joint net worth with his spouse, presently exceeds US $1,000,000.00

                          Yes                                          No
                              ----                                        ----

(b)              The undersigned Seller is a natural person whose individual income in each of 1996 and 1997 was in excess of US
                 $200,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(c)              The undersigned Seller is a natural person whose joint income with his spouse in each of 1996 and 1997 was in excess of US $300,000.00 and he reasonably expects to reach the same income level in 1998.

                          Yes                                          No
                              ----                                        ----

(d)              The undersigned Seller is a trust, with total assets in excess of $5,000,000.00 (US) not formed for the specific purpose of acquiring the Manugistics Group Shares, whose purchase is directed by an individual with such knowledge and experience in financial and business matters that he is capable of evaluating the merit, and risks of an investment in Manugistics Group.

                          Yes                                          No
                              ----                                        ----

(e)              The undersigned Seller is an entity in which all of the equity owners are accredited investors.

                          Yes                                          No
                              ----                                        ----

(f)              The undersigned Seller is a private business development company as defined in Section 202(a)(22) of the Investment
                 Advisers Act of 1940.

                          Yes                                          No
                              ----                                        ----

(g)              The undersigned Seller is a director, executive officer, or general partner of Manugistics Group.

                          Yes                                          No
                              ----                                        -----

                  LIST OF EXHIBITS TO STOCK PURCHASE AGREEMENT
                  --------------------------------------------

                 Exhibit I                  Allocation of Purchase Price

                 Exhibit II                 Form of Notice to Transfer Agent

                 Exhibit III                Registration Rights Agreement

                 Exhibit IV                 Escrow Agreement

                 Exhibit V                  Custodian Agreement

                 Exhibit VI                 Paying Agent Agreement

                 Exhibit VII                Opinion of Counsel for the Company and Sellers

                 Exhibit VIII               Opinion of Counsel for Buyer

                  LIST OF SCHEDULES TO STOCK PURCHASE AGREEMENT
                  ---------------------------------------------

                 Schedule 1                 Capitalization

                 Schedule 4A.1              Jurisdictions

                 Schedule 4A.3              Share Purchase Rights

                 Schedule 4A.7              Officers and Directors

                 Schedule 4A.8              Charter and Organizational Documents

                 Schedule 4A.10             Undisclosed Liabilities

                 Schedule 4A.11(e)          Liens

                 Schedule 4A.11(f)          Dispositions of Properties and Assets

                 Schedule 4A.13             Machinery and Equipment

                 Schedule 4A.14             Inventory

                 Schedule 4A.15             Leases and Licenses

                 Schedule 4A.16(a)          Proprietary Rights

                 Schedule 4A.16(b)          Ownership of Proprietary Rights

                 Schedule 4A.16(c)          Infringements Regarding Proprietary
                                            Rights

                 Schedule 4A.17             Contracts

                 Schedule 4A.18             Defaults

                 Schedule 4A.19             Insurance

                 Schedule 4A.21             Distributions, Satisfactions,
                                            Obligations

                 Schedule 4A.22             Capital Expenditures

                 Schedule 4A.23             Litigation

                 Schedule 4A.24             Notices of Violations

                 Schedule 4A.27(b)          Tax Returns not Timely Filed

                 Schedule 4A.27(d)          Tax Audits

                 Schedule 4A.27(e)          Tax Assessments or Collections

                 Schedule 4A.27(f)          Income Tax Act Information

                 Schedule 4A.27(i)          Tax Returns and Reports; Taxes; Tax
                                            Agreements

                 Schedule 4A.27(j)          Payment of Taxes

                 Schedule 4A.28             Benefit Plans

                 Schedule 4A.29(a)          Employees

                 Schedule 4A.29(c)          Labor and Collective Bargaining
                                            Agreements

                 Schedule 4A.29(e)          Employee Matters

                 Schedule 4A.29(h)          Confidentiality Agreements

                 Schedule 4A.31             Bank Accounts, Letters of Credit and
                                            Powers of Attorney

                 Schedule 4A.33             Accounts and Notes Receivable

                 Schedule 4A.34             Accounts Payable, Outstanding
                                            Obligations, and Liabilities

                 Schedule 4A.35             Customers, Suppliers, Licensees and
                                            Consulting Agreements

                 Schedule 4A.36             Security Deposits; Claims Against
                                            Third Parties

                 Schedule 4A.38             Residence

                 Schedule 4A.39             Company Source Code and Documentation

                 Schedule 4B.6              Disclosure Documents

                 Schedule
                    4B.6(a)(vi)             Seller Addresses

                 Schedule 4B.7              Infringements Regarding Proprietary
                                            Rights

                 Schedule 6.11              Debentures

                 Schedule 7.16(a)           Retained Employees

                 Schedule 7.16(b)           Terminated Employees

                 Schedule 13.4              Rights to Undeclared Dividends